SCHWARTZ & FREEMAN
LAW OFFICES
------------------------------------------------------------------------------

401 NORTH MICHIGAN AVENUE                    FACSIMILE (312) 222-0818
SUITE 1900                                   TELEX 754506 SF LAW UD
CHICAGO, ILLINOIS 60611-4206
(312) 222-0800                               WRITER'S DIRECT LINE:

                                                (312) 222-6657

January 28, 1997




VIA EDGAR
---------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

RE:  KEELEY SMALL CAP VALUE FUND, INC.
     SECURITIES ACT REGISTRATION NO. 33-63562
     INVESTMENT COMPANY ACT FILE NO. 811-7760
     ----------------------------------------

Ladies and Gentlemen:

On behalf of Keeley Small Cap Value Fund, Inc. (the "Fund"), enclosed for filing in connection with the subject registration statements is one copy of an Amendment to the Fund's Registration Statement on Form N-1A (Post-effective Amendment No. 4 to the Registration Statement under the Securities Act of 1933 and Amendment No. 6 to the Registration Statement under the Investment Company Act of 1940) together with each of the exhibits being filed herewith.

A copy of the revised cross-reference sheet is included with the Amendment.

This Amendment includes a report and consent of the independent accountants.

This Amendment includes year-end financial statements, brings other information up to date, and in conjunction therewith, makes other non-material changes. Accordingly, this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

Very truly yours,

SCHWARTZ & FREEMAN


Stephen E. Goodman

SEG:bg

Enclosures






    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 1997

                                       SECURITIES ACT REGISTRATION NO. 33-63562
                                       INVESTMENT COMPANY ACT FILE NO. 811-7760

      -------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A

                           -------------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       ( )
                          POST-EFFECTIVE AMENDMENT NO. 4                   (X)

                                      AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   ( )
                                  AMENDMENT NO. 6                          (X)

                       KEELEY SMALL CAP VALUE FUND, INC.
                                  (Registrant)

                            401 South LaSalle Street
                                   Suite 1201
                            Chicago, Illinois 60605

                       Telephone Number:  (312) 786-5050

                           --------------------------

John L. Keeley, Jr.                          Stephen E. Goodman
Keeley Asset Management Corp.                Schwartz & Freeman
401 South LaSalle Street                     401 North Michigan Avenue
Suite 1201                                   Suite 1900
Chicago, Illinois  60605                     Chicago, Illinois  60611
                              (Agents for service)

       ------------------------------------------------------------------

   Registrant proposes that this Post-effective Amendment No. 4 will become effective on January 29, 1997, or as close to the date as possible, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933.

       ------------------------------------------------------------------

              Page 1 of 94 sequential pages (including exhibits).

                       The index of exhibits is on page 42.






                       KEELEY SMALL CAP VALUE FUND, INC.

         CROSS-REFERENCE SHEET PURSUANT TO RULE 495(A) OF REGULATION C


ITEM                     LOCATION OR CAPTION<F1>
----                     -------------------

                         PART A (PROSPECTUS)
                         -------------------

1(a) & (b)               Front cover

2(a)                     Fund Expenses
2(b)-(c)                 Not applicable

3(a) & (b)               Financial Highlights
3(c)                     Performance Information

4(a)(i)                  General Information
4(a)(ii) & (b)           Investment Objectives and Policies; Investment
                            Restrictions
4(c)                     Risk Factors

5(a)-(c)                 Management of the Fund
5(d) & (e)               Management of the Fund; General Information
5(f)                     Fund Expenses; Management of the Fund
5(g)                     Management of the Fund; Portfolio Transactions

5A                       Not applicable (in annual report)

6(a)                     General Information
6(b)                     Certain Stockholders
6(c)-(d)                 Not applicable
6(e)                     General Information
6(f)                     Dividends and Distributions
6(g)                     Taxation; Exchange Privilege

7                        Purchasing Shares
7(a)                     Management of the Fund; Purchasing Shares
7(b)                     Fund Expenses; Purchasing Shares; Net Asset Value;
                            Exchange Privilege
7(c) & (d)               Purchasing Shares; Exchange Privilege
7(e) & (f)               Distribution Plan

8(a)-(d)                 Redemption and Repurchase of Shares

9                        Not applicable

                         PART B (STATEMENT OF ADDITIONAL INFORMATION)
                         --------------------------------------------

10(a) & (b)              Front cover

11                       Table of Contents

ITEM                     LOCATION OR CAPTION<F1>
----                     -------------------

12                       History of the Fund

13(a)-(c)                Investment Policies; Investment Restrictions
13(d)                    Part A - Investment Objectives and Policies

14(a) & (b)              Directors and Officers
14(c)                    Not applicable

15(a) & (b)              Certain Stockholders
15(c)                    Directors and Officers

16(a) & (b)              Investment Adviser; Part A - Management of the Fund
16(c)-(e)                Not applicable
16(f)                    Distribution of Shares; Part A - Distribution Plan
16(g)                    Not Applicable
16(h)                    Custodian; Independent Public Accountants
16(i)                    Not applicable

17(a)                    Portfolio Transactions
17(b)                    Portfolio Transactions
17(c)                    Portfolio Transactions
17(d)                    Portfolio Transactions
17(e)                    Not applicable

18                       Not applicable

19(a) & (b)              Purchasing and Redeeming Shares
19(c)                    Not applicable

20                       Additional Tax Information

21(a)                    Distribution of Shares
21(b) & (c)              Performance Information

22(a)                    Not applicable
22(b)                    Performance Information

23                       Financial Statements

                         PART C (OTHER INFORMATION)
                         --------------------------

24                       Financial Statements and Exhibits

25                       Persons controlled by or under common
                            control with registrant

26                       Number of holders of securities

27                       Indemnification

28                       Business and other connections of investment adviser

29                       Principal underwriters

ITEM                     LOCATION OR CAPTION<F1>
----                     -------------------

30                       Location of accounts and records

31                       Management services

32                       Not applicable


----------------------
<F1> References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.




                       KEELEY SMALL CAP VALUE FUND, INC.

                      401 SOUTH LASALLE STREET, SUITE 1201
                            CHICAGO, ILLINOIS 60605
                                  312-786-5050
                                  800-533-5344

                                JANUARY 29, 1997

                                   PROSPECTUS

     KEELEY Small Cap Value Fund, Inc. (the "Fund") is a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation; current dividend or interest income is not a factor in the selection of securities to be held by the Fund in its portfolio. The Fund follows a strategy of investing in securities believed by its investment adviser to have above average potential for capital appreciation with an emphasis on companies with a relatively small market capitalization, less than $1 billion at the time of investment. The Fund will emphasize companies undergoing substantial changes, such as companies involved in spin-offs and recapitalizations, companies trading near or below perceived or actual book value and companies emerging from bankruptcy or other financial restructuring.

     This Prospectus sets forth certain information about the Fund that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference.


     A Statement of Additional Information about the Fund, dated January 29, 1997, as may be supplemented from time to time, has been filed with the Securities and Exchange Commission and contains further information about the Fund. A copy of the Statement of Additional Information may be obtained without charge by calling or writing the Fund at the telephone number or address listed above. The Statement of Additional Information is incorporated herein by reference.


           THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
              THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                SECURITIES COMMISSION NOR HAS THE SECURITIES AND
                  EXCHANGE COMMISSION OR ANY STATE SECURITIES
                     COMMISSION PASSED UPON THE ACCURACY OR
                       ADEQUACY OF THIS PROSPECTUS.  ANY
                         REPRESENTATION TO THE CONTRARY
                             IS A CRIMINAL OFFENSE.


                               TABLE OF CONTENTS


Fund Expenses.................................................3
Financial Highlights..........................................4
Investment Objectives and Policies............................5
Risk Factors..................................................6
Investment Restrictions.......................................6
Management of the Fund........................................7
Purchasing Shares.............................................8
Redemption and Repurchase of Shares..........................11
Distribution Plan............................................12
Exchange Privilege...........................................12
Determination of Net Asset Value.............................14
Distributions and Taxes......................................14
IRA Plan.....................................................15
Performance Information......................................15
Certain Stockholders.........................................16
General Information..........................................16
Stockholder Reports and Inquiries............................16


                       KEELEY SMALL CAP VALUE FUND, INC.

   INVESTMENT ADVISER:                       DISTRIBUTOR:
   Keeley Asset Management Corp.             Keeley Investment Corp.
   401 South LaSalle Street                  401 South LaSalle Street
   Suite 1201                                Suite 1201
   Chicago, Illinois  60605                  Chicago, Illinois  60605
   312-786-5000   800-621-5084               312-786-5000   800-621-5084


     No dealer, salesperson, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer or solicitation in such jurisdiction.


                                 FUND EXPENSES

STOCKHOLDER TRANSACTION EXPENSES
  Maximum Sales Load on Purchases<F2>
     (as a percentage of offering price)                    4.50%
  Sales Load on Reinvested Dividends                        None
  Deferred Sales Load (as a percentage
     of offering price)                                     None
  Redemption Fees (as a percentage of
     amount redeemed, as applicable)<F3>                    None
  Exchange Fees<F3>                                         None

ANNUAL FUND OPERATING EXPENSES
  Management Fees                                           1.00%
  12b-1 Fees<F4>                                            0.25%
  Other Expenses (after expense
     reimbursements)<F5>                                    1.25%
                                                            -----
  Total Fund Operating Expenses (after
     expense reimbursements)                                2.50%
                                                            =====

EXAMPLE
  An investor would pay the             One       Three      Five       Ten
  following expenses on a               Year      Years      Years      Years
  $1,000 investment (based on the       ----      -----      -----      -----
  Total Fund Operating Expenses after   $70       $121       $175       $322
 expense reimbursements above)
  assuming (1) 5% annual return; (2)
  reinvestment of all dividends and
  capital gains distributions; and
  (3) redemption at the end of each
  time period:

-------------------------------------------------------------------------------
<F2> Sales charges are reduced for purchases of $50,000 or more.  See
     "Purchasing Shares."

<F3> The Fund's Transfer Agent charges a fee of $10 for each wire redemption and
     $5 for each telephone exchange.

<F4> The Rule 12b-1 Fee is an annual fee paid by the Fund (and indirectly by stockholders). See "Distribution Plan." Over time, long-term stockholders may pay more in distribution related charges through the imposition of the Rule 12b-1 Fee than the economic equivalent of the maximum front-end sales charge applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. (the "NASD").

<F5> The Adviser has agreed to waive a portion of its fee to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets exceed 2.50%. Absent fee waivers and reimbursements for the fiscal year ended September 30, 1996, Other Expenses and Total Fund Operating Expenses would have been 1.69% and 2.94%, respectively.


     The Management Fee to be paid by the Fund is higher than that paid by most other investment companies. The Board of Directors believes that the Fund's Management Fee is appropriate in light of the Fund's investment objective and policies.

  The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that stockholders bear either directly or indirectly. The information disclosed in the table under the heading "Stockholder Transaction Expenses" is based on the maximum sales load now in effect for the Fund. See "Purchasing Shares" and "Redemption and Repurchase of Shares" below for more complete descriptions of those expenses, including a description of available reductions in the sales charge. The "Other Expenses" information contained in the table reflects reimbursements to the Fund made by the Adviser as a result of an expense limitation agreement. If the expense reimbursements were removed, the expenses contained in the Example would increase. The Example shown is based on the Total Fund Operating Expenses above and should not be considered a representation of future expenses. Actual Fund Expenses may be greater or lesser than those shown in the Example or in the table.

                              FINANCIAL HIGHLIGHTS

  The financial information for a Fund share outstanding during the periods specified in the following table has been derived from the financial records of the Fund which have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon was unqualified and is included in the Statement of Additional Information. The table should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, copies of which may be obtained without charge upon request.


                                                     YEAR      YEAR     YEAR
                                                    ENDED     ENDED    ENDED
                                                   9/30/96   9/30/95   9/30/94

   Net asset value, beginning of period ..........  $12.52    $10.26    $10.00

   Income from investment operations:
      Net investment loss ........................   (0.19)    (0.13)    (0.06)
      Net realized and unrealized gains
      on investments .............................    2.22      2.39      0.32
                                                    ------    ------    ------
      Total from investment operations ...........    2.03      2.26      0.26
                                                    ------    ------    ------
   Less distributions of net realized gains ......   (0.03)     --        --
                                                    ------    ------    ------

   Net asset value, end of period ................  $14.52    $12.52    $10.26
                                                    ======    ======    ======

   Total return<F6> ...............................   16.23%    22.03%     2.60%

   Supplemental data and ratios:
      Net assets, end of period (in 000s) ........   $10,815   $7,616    $4,503
      Ratio of net expenses to average
        net assets<F7> ............................    2.50%     2.50%     2.49%
      Ratio of net investment loss to
        average net assets<F7> ....................  (1.61)%   (1.46)%   (0.96)%
      Portfolio turnover rate ....................    52.43%    70.59%    63.20%
      Average commission rate paid on
        portfolio investment
        transactions .............................  $0.0501   N/A       N/A

--------------------------------------------------------------------------------
<F6> The total return calculation does not reflect the 4.50% sales load imposed on the purchase of shares.
<F7> Without fees waived, the ratio of expenses to average net assets would have been 2.94%, 3.94% and 5.98% for the years ended September 30, 1996, 1995 and 1994, respectively; and the ratio of net investment loss to average net assets would have been (2.05)%, (2.90)% and (4.45)% for the years ended September 30, 1996, 1995 and 1994, respectively.


                       INVESTMENT OBJECTIVES AND POLICIES

  The Fund's investment objective is to seek capital appreciation; current dividend or interest income is not a factor in the selection of securities to be held by the Fund in its portfolio. The Fund seeks to achieve this objective by investing primarily in companies which have a relatively small market capitalization, less than $1 billion at time of investment. Under normal market conditions, the Fund will have at least 65% of its total assets invested in common stocks and other equity-type securities of such companies. Other equity-type securities include preferred stock, convertible debt securities and warrants. Within this group of companies, the Fund will emphasize two basic categories. The first is companies involved in various types of corporate reorganizations, such as spin-offs and recapitalizations. From time to time, the Fund may invest a significant portion of its net assets in this first category. The second is companies which the Adviser believes are undergoing substantial changes, such as significant changes in markets or technologies, management and financial structure. The Fund generally seeks companies that trade at prices at or below perceived or actual book value.


  The Fund compares itself to both the Standard and Poor's Composite Stock Index ("S&P 500") and the Russell 2000 Index ("Russell 2000"). Although the portfolio is expected to have significant differences when compared to the S&P 500, it is included because it is a commonly recognized, broad-based stock index. The Russell 2000 consists of smaller capitalized issues which may be a more appropriate reflection of the Fund's portfolio holdings.


  Although the Fund invests principally in common stocks, the Fund also invests in nonconvertible fixed-income securities when the Adviser believes these securities offer capital appreciation possibilities. The Fund will not invest in or hold more than 5% of its net assets in debt securities (including such nonconvertible fixed income securities) rated lower than Aa by Moody's Investors Service ("Moody's") or AA by Standard & Poor's Corporation ("S&P") or unrated but determined by the Adviser to be of comparable quality. See the Statement of Additional Information and the Appendix thereto for a discussion of these securities.

  When, in the judgment of the Adviser, market or economic conditions warrant a temporary defensive posture, the Fund may invest without limitation in U.S. Treasury bills and notes and short-term corporate fixed income securities, including master demand notes (rated Aa or higher by Moody's or AA or higher by S&P or unrated but determined by the Adviser to be of comparable quality). The Fund may also hold such securities in amounts deemed adequate to meet anticipated redemption requests or pending investment or reinvestment. The Fund invests in securities that are traded in the over-the-counter market as well as in securities listed on a stock exchange, and in securities that may have above average volatility of price movement.

  The Fund will not invest more than 5% of the value of its net assets in securities of foreign issuers. Foreign investments involve certain risks which may be different than the risks in domestic securities, which include political or economic matters, differing standards of regulation, accounting and disclosure, trade, tax and currency risks.

  The emphasis on appreciation and small capitalization companies may result in a greater risk than is inherent in other investment alternatives. The Fund will likely have somewhat greater volatility than the stock market in general, as measured by the S&P 500. In addition, because the Fund does not seek current income, an investor should not consider a purchase of shares of the Fund as equivalent to a complete investment program.

  Securities will be sold when, among other things, management believes that anticipated appreciation is realized or no longer probable, alternative investments offer superior appreciation prospects, or risk of decline in market price is too great. Because of its policy with respect to sales of investments, the Fund may realize short-term gains or losses. To the extent that the investment policy of the Fund results in a greater number of purchases and sales of investments than may be the case in an investment which does not emphasize capital appreciation, the Fund will incur greater expenses, brokerage fees and taxes. See the preceding "Financial Highlights" table for the Fund's portfolio turnover rate.

                                  RISK FACTORS

  The Adviser believes that under normal market conditions, the Fund will invest primarily in common stocks. Generally, such securities will be issued by publicly traded small capitalization companies. Such issuers often have more limited financial, managerial or other resources and may be subject to numerous risks not normally associated with securities issued by publicly traded companies with larger market capitalizations. Typically, smaller publicly traded companies depend for their success on the management talents and efforts of one person or a small group of persons, they frequently have smaller product lines and market shares and are often more vulnerable to economic downturns. Such companies may also experience substantial variations in operating results. In addition, many small capitalization public companies may not be well-known to the investing public, may not have significant institutional ownership and may be followed by relatively few securities analysts, if any, which could result in limited availability of information and chronic undervaluation. Although many small capitalization companies are traded on national securities exchanges, many are traded in the over-the-counter market and may have fewer market makers, a wider spread between quoted bid and asked prices and lower trading volumes.
Such factors may result in comparatively greater price volatility and less liquidity than the securities of larger public companies.


  Fluctuations in the price of some of the stocks owned by the Fund could cause the net asset value of the Fund to vary significantly. The Fund's focus on companies undergoing substantial changes, those which the Adviser believes are undervalued and those which are emerging from bankruptcy or other financial restructuring may result in emphasizing in the Fund's portfolio the risks associated with investments in smaller capitalization companies. The Fund does not constitute a full investment program, and should be considered only as a part of a complete investment portfolio.


                            INVESTMENT RESTRICTIONS

  The Fund has adopted certain investment restrictions which, like the investment objective, may not be changed without approval by a majority vote of the Fund's stockholders. These restrictions provide, among other things, that the Fund will not:

 1. With respect to 75% of the Fund's net assets, invest more than 5% of such net assets in the securities of any one issuer (except the United States government).

 2. With respect to 75% of the Fund's net assets, acquire securities of any one issuer which, at the time of investment, represents more than 10% of the outstanding voting securities of that issuer.

 3. Make loans except by the purchase of bonds or other debt obligations of types commonly offered publicly or privately, including investment in repurchase agreements.

 4. Borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided that (i) the total of reverse repurchase agreements and such borrowings will not exceed 10% of the Fund's total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets.

  Notwithstanding the right of the Fund to invest in reverse repurchase agreements, the Fund does not currently intend to do so. All of the Fund's investment restrictions are listed in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

  The Fund is an open-end diversified management investment company, commonly called a mutual fund. Through the purchase of shares of the Fund, investors with goals similar to the investment objective of the Fund can participate in the investment performance of the portfolio of investments held by the Fund. Under the laws of the State of Maryland, the management and affairs of the Fund are supervised by the Fund's Board of Directors.

INVESTMENT ADVISER
  Keeley Asset Management Corp. (the "Adviser"), 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605, is the Fund's investment adviser, and in that capacity provides investment advice and portfolio management services to the Fund. The Adviser is also responsible, subject to the authority of the Fund's Board of Directors, for overall management of the Fund's business affairs.

  For its services, the Adviser receives from the Fund a fee, computed daily and payable monthly, equal to an annual rate of 1% of the Fund's average net assets. The rate of the advisory fee is higher than that paid by most mutual funds. However, the Directors believe the advisory fee is appropriate for the Fund in light of the Fund's investment objective and policies. The Investment Advisory Agreement provides that the Adviser will waive a portion of its advisory fee or reimburse the Fund to the extent that its total annual operating expenses exceed the lower of 2.5% of net assets or the amount permitted by the most restrictive state in which the Fund elects to qualify to sell its shares, currently believed to be 2.5%. This limitation is exclusive of (i) taxes, (ii) interest charges, (iii) litigation and other extraordinary expenses, and (iv) brokerage commissions and other charges relating to the purchase and sale of the Fund's portfolio securities.


  The Adviser is a registered investment adviser incorporated in Illinois on December 28, 1981. John L. Keeley, Jr., the President, Treasurer and a Director of the Fund, is the sole stockholder of the Adviser. Mr. Keeley is primarily responsible for the day-to-day management of the Fund's portfolio and has been since the Fund's inception. Mr. Keeley has been the President of the Adviser since its organization in 1981, and the person primarily responsible for investment management for the Adviser's clients. At September 30, 1996, the Adviser had total assets under management in excess of $200 million. Officers of the Adviser are also officers of the Fund.


ADMINISTRATOR

  Pursuant to an Administration Agreement (the "Administration Agreement"), Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, oversees the Fund's Custodian and Transfer Agent, prepares and files all federal and state tax returns and required tax filings (other than those required to be made by the Fund's Custodian or Transfer Agent), oversees the Fund's insurance relationships, participates in the preparation of the Fund's registration statement, proxy statements and reports, prepares compliance filings pursuant to state securities laws, compiles data for and prepares notices to the Securities and Exchange Commission, prepares annual and semiannual reports to the Securities and Exchange Commission and current stockholders, monitors the Fund's expense accounts, monitors the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), monitors the Fund's arrangements with respect to services provided pursuant to the Fund's Distribution Plan, monitors compliance with the Fund's investment policies and restrictions and generally assists in the Fund's administrative operations. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. Compensation of the Administrator, based upon the average daily net assets of the Fund, is computed daily and payable monthly at the annual rate of 0.15% on the first $50 million, and 0.05% on all assets over $50 million. The minimum fee is $38,500 per year.


BROKERAGE
  Consistent with the policies described in the Statement of Additional Information regarding allocation of the Fund's portfolio transactions, the Adviser may place orders for portfolio transactions with Keeley Investment Corp., the principal underwriter for the Fund and an affiliate of the Adviser, and may consider sales of Fund shares as a factor in placing orders for portfolio transactions with other brokers.

EXPENSES
  The Fund's expenses are accrued daily and deducted from its total income before dividends are paid. These expenses will include, but are not limited to, fees paid to the Adviser and the Administrator; taxes; legal fees; custodian and auditing fees; transfer agent and distribution fees; and printing and other expenses paid by the Fund. The Adviser has agreed to waive its management fee and/or reimburse other Fund operating expenses. See "Investment Adviser."

                               PURCHASING SHARES

HOW TO PURCHASE SHARES
  Keeley Investment Corp. (the "Distributor"), located at 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605, is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis. John L. Keeley, Jr., the President, Treasurer and a Director of the Fund, is also the President, Treasurer and a Director of the Distributor, and as such is an "affiliated person" of each. Officers of the Fund are also officers of the Distributor.

  Shares of the Fund are sold in a continuous offering and may be purchased from the Distributor or from broker/dealers and others that have entered into agreements with the Distributor with respect to their assistance in distributing shares of the Fund ("Selected Dealers"). Only the Distributor and Selected Dealers are authorized to sell shares of the Fund. However, brokers other than Selected Dealers may offer to place orders for the purchase of shares. Such a broker may charge the investor a transaction fee as determined by the broker. That fee will be in addition to the sales charge payable by the investor. Once an account is established, subsequent orders for shares may be made at the investor's option with the Distributor or dealers or mailed or wired directly to Firstar Trust Company (the "Transfer Agent" or "Firstar"). See "Direct Purchases by Mail or Wire." For further information, reference is made to the caption "Distribution of Shares" in the Fund's Statement of Additional Information. Purchases will be effected at the public offering price next computed after an order is received by the Transfer Agent (either directly from the investor or transmitted by the Distributor or Selected Dealer.) See "Net Asset Value and Offering Price."

  The minimum investment is $250 on initial orders and $50 on subsequent orders. There are no minimum investment requirements on initial or subsequent orders for IRA accounts. These minimums are subject to change at any time. No stock certificates representing shares purchased will be issued. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so.

DIRECT PURCHASES BY MAIL OR WIRE

  Purchase Application forms are included with this Prospectus, and should be sent to: KEELEY Small Cap Value Fund, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If using overnight delivery, use the following address: KEELEY Small Cap Value Fund, Inc., c/o Firstar Trust Company, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202. All applications must be accompanied by payment in the form of a check or money order made payable to KEELEY Small Cap Value Fund, Inc., or by direct wire transfer. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Cash will not be accepted. Accounts with checks returned will be charged a $20 processing fee. In addition, the investor will be responsible for any losses suffered by the Fund as a result. Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: Firstar Bank Milwaukee, N.A., ABA Routing No. 075000022, Credit Firstar Trust Company, Account Number 112952137, Further credit: KEELEY Small Cap Value Fund, Inc. The investor's name and account number must be specified in the wire. The investor's bank may impose a fee for investments by wire. Before making an initial investment by wire, an investor must first telephone 800-338-1579 to inform the Transfer Agent of the wire to ensure proper credit. The investor's name, account number, taxpayer identification or social security number, and address must be specified in the wire. In addition, the Purchase Application which accompanies this Prospectus should be promptly forwarded to KEELEY Small Cap Value Fund, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number.


-------------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE
  The public offering price is the net asset value (see "Determination of Net Asset Value") plus a sales charge which varies in accordance with the amount of the purchase as follows:

                                     Sales Charges         Dealer Reallowance
                                   as a Percentage of        as a Percentage
                                 Offering     Net Amount       of Offering
Amount of Single Transaction       Price       Invested           Price
----------------------------     --------     ----------       -----------

Less than $50,000                  4.50%        4.71%             4.00%

$50,000 but less than $100,000     4.00%         4.17%            3.50%

$100,000 but less than $250,000    3.00%         3.09%            2.50%

$250,000 but less than $500,000    2.50%         2.56%            2.00%

$500,000 and over                  2.00%        2.04%             1.50%
-------------------------------------------------------------------------------

  The Distributor retains the entire sales charge when it makes sales directly to the public. The Distributor has the right to increase the dealer re-allowance. Dealers who receive 90% or more of the entire sales charge may be deemed to be underwriters under the Securities Act of 1933. In addition, the Adviser and/or Distributor in their discretion may from time to time, pursuant to objective criteria established by the Adviser and/or Distributor, sponsor programs designed to reward Selected Dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. Such payments are made out of their own assets, and not out of the assets of the Fund or any distribution fees paid by the Fund. These programs will not change the price paid for shares or the amount that the Fund will receive from such sale.

RIGHT OF ACCUMULATION
  Reduced sales charges are available through a right of accumulation under which purchasers may add to their investments in the Fund by purchasing shares at the offering price applicable to the total of (a) the dollar amount of shares of the Fund then being purchased plus (b) an amount equal to the greater of the original cost or the net asset value of the shares owned by the purchaser. (A "purchaser" is defined to include an individual and his or her spouse.) In order to receive the cumulative quantity discount, the previous purchases of shares of the Fund must be called to the attention of the Fund or the Distributor in writing at the time of the current purchase. This privilege may be modified or terminated upon 60 days' written notice to each stockholder prior to the modification or termination taking effect.

SALES AT NET ASSET VALUE

  Purchases of the Fund's shares at net asset value may be made by the following persons: (a) nondealer assisted (or assisted only by the Distributor) tax-exempt entities (including pension and profit sharing plans) whose minimum initial investment is $50,000 or more, (b) nondealer assisted (or assisted only by the Distributor) purchases by a bank or trust company in a single account where such bank or trust company is named as trustee and the minimum initial investment is over $50,000, (c) nondealer assisted (or assisted only by the Distributor) purchases by banks, insurance companies, insurance company separate accounts and other institutional purchasers, (d) a registered investment adviser purchasing shares on behalf of a client or on his own behalf through an intermediary service institution offering a separate and established program for registered investment advisers and notifying the Fund and its Distributor of such arrangement, (e) any current or retired officer, Director or employee, or any member of the immediate family of such person, of the Fund, Adviser, Distributor or its affiliates thereof, (f) the Fund's Adviser, Distributor or any affiliated company thereof, (g) any employee benefit plan established for employees of the Adviser, Distributor or its affiliates, (h) advisory clients of the Adviser, (i) registered representatives and their spouses and minor children and employees of Selected Dealers, (j) for-fee clients of investment advisers registered under the Investment Advisers Act of 1940, who have for-fee clients with at least $50,000 of net asset value of shares in the Fund after giving effect to the purchase, and who have directed their for-fee clients to the Fund,
(k) stockholders of the Fund, solely with respect to their reinvestment of dividends and distributions from the Fund, (l) shares exchanged in accordance with the Fund's exchange privilege on which a sales charge has been paid in connection with the previous purchase of shares of the Fund (see "Exchange Privilege"), (m) employees, pension, profit sharing and retirement plans of the Administrator of the Fund, (n) consultants to the Adviser of the Fund, their employees and pension, profit sharing and retirement plans for those employees, and (o) pension, profit sharing and retirement plans for employees of Directors and employees of business entities owned and controlled by Directors of the Fund. In the opinion of the Fund's management, these sales will result in less selling effort and expense. In order to qualify for these waivers, sufficient information must be submitted at the time of purchase with the application to determine whether the account is entitled to the waiver of the sales charge.


AUTOMATIC INVESTMENT PLAN

  The Fund offers an Automatic Investment Plan ("AIP") whereby an investor may automatically make purchases of shares of the Fund on a regular, convenient basis ($50 minimum per transaction). Under the AIP, an investor's designated bank or other financial institution debits a preauthorized amount from the investor's account each month and applies the amount to the purchase of Fund shares. The AIP must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Fund for participating in the AIP. A fee of $20 will be imposed by the Transfer Agent if sufficient collected funds are not available in the investor's account at the time of the automatic transaction. To establish the AIP, complete the appropriate section on the Purchase Application when opening an account or, after an account is established, complete an AIP Application which is available from the Fund. The Fund's applicable minimum initial investment must be met before the AIP may be established. The AIP may be terminated by the Fund at any time.


                      REDEMPTION AND REPURCHASE OF SHARES

  Stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to KEELEY Small Cap Value Fund, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Stockholders with accounts at the Distributor or a Selected Dealer may submit redemption requests to such firm. If shares are held in a broker's street name, the redemption must be made through the broker. If the redemption is sent directly to the Transfer Agent and either the amount requested is greater than $10,000 or the proceeds are to be sent to a location other than the address of record, each registered owner's signature must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. A redemption request made within 15 days of an address change must be in writing and signed by each registered holder of the account with signatures guaranteed by an "eligible guarantor institution." Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker/dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Further documentation may be required from corporations, executors, administrators, trustees, guardians, agents and attorneys-in-fact. The redemption price shall be the net asset value per share next computed after receipt by the Transfer Agent of the redemption request.
See "Determination of Net Asset Value." In addition, the Distributor is authorized as agent for the Fund to offer to repurchase shares which are presented by telephone or telegraph to the Distributor by Selected Dealers. The repurchase price is the net asset value per share next determined after the request is received. See "Determination of Net Asset Value." Broker/dealers may charge a fee for their services in connection with the repurchase, but the Distributor and its affiliates will not charge any fee for such repurchase. Payment for shares presented for repurchase or redemption by Selected Dealers will be made within seven days after receipt by the Transfer Agent of a written
redemption request in proper order.   Redemption proceeds may also be paid by
wire upon request. The Transfer Agent imposes a $10 fee for each wire of redemption proceeds. The right of redemption and payment of redemption proceeds are subject to suspension for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; during any period when an emergency as defined by the rules and regulations of the Securities and Exchange Commission exists; or during any period when the Securities and Exchange Commission has by order permitted such suspension. The Fund will not mail or wire redemption proceeds until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days after the purchase date. The value of shares on repurchase or redemption may be more or less than the investor's cost depending upon the market value of the Fund's portfolio securities at the time of redemption. No redemption fee is charged for the redemption of shares.


  Because it can be more expensive for the Fund to maintain small accounts, the Fund has reserved the right on 60 days' written notice to the stockholder, to redeem shares in any account and send the proceeds to the owner, if the account has a value of less than $500 as a result of redemptions. It is the Fund's current policy not to exercise its right to redeem small accounts. No change in that policy would be implemented without advance notice having been given to stockholders. The Fund may make payment for certain redemptions in securities of the Fund, rather than in cash. Investors would bear any brokerage or other transaction costs incurred in converting the securities to cash.

                               DISTRIBUTION PLAN

  The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-
1 under the Investment Company Act of 1940 (the "1940 Act"), whereby the Fund may pay up to 0.25% per annum of its average daily net assets to the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Fund shares. The Plan is designed to reimburse the Distributor for certain promotional and other sales related costs, and to implement a dealer incentive program which provides for periodic payment by the Fund to Selected Dealers who furnish assistance to their customers in connection with the purchase of shares of the Fund and who provide administrative support services to customers who own shares of the Fund. In addition, certain banks who sell shares of the Fund on an agency basis may receive payments by the Fund pursuant to the Plan. The Fund will obtain a representation from financial institutions that they are licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Activities appropriate for financing under the Plan include, but are not limited to, the preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; printing of Prospectuses and Statements of Additional Information and supplements thereto and reports for other than existing stockholders; supplemental payments to dealers under a dealer incentive program; and costs of administrating the Plan. Unreimbursed amounts may be carried forward and paid in a subsequent year.

  The fees payable to a Selected Dealer who participates in the program are calculated at the annual rate up to 0.25% of the average daily net asset value of those Fund shares that are held in such dealer's customers' accounts. Under no circumstances will the Fund pay a fee pursuant to the Plan, the effect of which would be to exceed the NASD's limitations on asset based compensation. See "Distribution of Shares" in the Statement of Additional Information.

                               EXCHANGE PRIVILEGE

  All or part of the Fund shares owned by an investor may be exchanged for shares in the Portico Money Market Fund (the "Money Market Fund") in an identically registered account. Investors may subsequently exchange such shares and shares purchased with reinvested dividends for shares of the Fund. A stockholder who has moved an investment from the Fund to the Money Market Fund and then decides at a later date to move the investment back to the Fund may do so without the imposition of any additional sales charges, so long as the investment has been continuously invested in shares of the Money Market Fund during the period between withdrawal and investment. Use of this expanded exchange privilege is subject to the minimum purchase and redemption amounts set forth in the Prospectus for the Money Market Fund. Stockholders must obtain a copy of that Prospectus from the Fund or the Distributor, and are advised to read it carefully before authorizing any investment in shares of the Money Market Fund. Exchange requests are subject to a $1,000 minimum, and each stockholder is limited to a maximum of four exchanges in any twelve month period.


  Exchange requests may be subject to other limitations that may be established from time to time to ensure that the exchanges do not disadvantage the Fund or its investors. Investors will be notified at least 60 days in advance of any changes in such limitations and may obtain the terms of any such limitations by writing to the Fund, c/o Shareholder Services Center, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Except as stated above, the Fund currently does not impose any limitations on exchanges. Exchanges may be made by telephone once a stockholder has authorized telephone exchanges either by checking the appropriate box on the Purchase Application or, once an account is established, by sending the Transfer Agent the appropriate form which is available from the
Fund.   There will be a $5 fee charged to the investor's account for each telephone exchange transacted by the investor. This fee will be charged to the account from which the funds are being withdrawn prior to effecting the exchange. There is no fee for a written exchange request. However, the Distributor is entitled to receive a fee from the Money Market Fund for certain distribution and support services at the annual rate of 0.20 of 1% of the average daily net asset value of the shares for which it is the holder or dealer of record.


  An exchange involves a redemption of all or a portion of the shares in the Fund and the investment of the redemption proceeds in shares of the Money Market Fund. The redemption will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received as described above. The shares of the Money Market Fund to be acquired will be purchased at the per share net asset value of those shares next determined coincident with or after the time of redemption. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, the investor may realize a capital gain or loss. Before making an exchange request, the investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. For further information regarding the exchange privilege, see "Exchange Privilege" in the Fund's Statement of Additional Information.

  The Fund has implemented procedures designed to reasonably assure that telephone exchange instructions are genuine. These procedures include requesting verification of various pieces of personal information, restricting transmittal of redemption proceeds to preauthorized designations, recording all such telephone calls and sending written confirmations to the address of record. If the Fund, the Distributor or the Transfer Agent or any of their employees fails to abide by these procedures, the Fund may be liable to a stockholder for losses suffered from any resulting unauthorized transaction. However, none of the Fund, Distributor, Transfer Agent or any of their employees will be liable for losses suffered by a stockholder which results from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures.

                        DETERMINATION OF NET ASSET VALUE

  The net asset value per share is computed daily, Monday through Friday, as of 4:00 p.m., Eastern Time, except that the net asset value will not be computed on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by deducting total liabilities from total assets of the Fund and dividing the remainder by the total number of shares outstanding. The net asset value so computed will be used for all purchase orders and redemption requests received between such computation and the preceding computation. Portfolio securities listed on an exchange or quoted on a national market system are valued at the last sales price. Securities traded on only over-the-counter markets are valued at the last sales price on days in which the security is traded, otherwise they are valued on the basis of closing over-the-counter bid prices. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations) including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations (debt securities which are purchased within 60 days of their stated maturity date) are valued at amortized cost, which approximates current value. Securities as to which market quotations are not readily available and other assets held by the Fund, if any, are valued at their fair value as determined in good faith by the Board of Directors.

                            DISTRIBUTIONS AND TAXES

  Distributions (whether treated for tax purposes as ordinary income or capital gains) to stockholders of the Fund are paid in additional shares of the Fund with no sales charge, unless otherwise instructed in writing by a stockholder.
A stockholder who prefers to have dividends paid in cash, rather than in additional shares of the Fund, should give such instructions in writing to the Transfer Agent. Cash dividends and distributions will be paid by check unless the Fund's Transfer Agent receives a voided check or deposit ticket to enable the dividends or distributions to be directly deposited into the stockholder's bank account. The Fund will pay any dividends from investment company taxable income annually, and intends to make any distributions representing capital gain annually. The Fund will advise each stockholder annually of the amounts of dividends from investment company taxable income and of net capital gain distributions reinvested or paid in cash to the stockholder during the calendar year.

  The Fund intends to continue to qualify as a regulated investment company under the federal tax law. As such, the Fund generally will not pay federal income tax on the income and capital gains it pays as dividends to its stockholders. In order to avoid a 4% federal excise tax, the Fund intends to distribute each year all of its net income and capital gains. Stockholders will be taxed on distributions received from the Fund, regardless of whether received in cash or reinvested in additional shares. Stockholders must treat distributions, other than long-term capital gain distributions, as ordinary income. Dividends designated as capital gain dividends are taxable to stockholders as long-term capital gains regardless of how long the stockholder owned the shares of the Fund. Investors are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                    IRA PLAN
  The Fund has a master individual retirement account (IRA) plan which allows an investor to invest in the Fund. Income and capital gains earned by an IRA are sheltered from taxation until withdrawal. There is no minimum investment. The plan also permits an investor to "roll over" to the Fund IRA a lump sum distribution from a qualified pension or profit sharing plan, including a direct transfer from the plan trustee, thereby postponing the investor's federal income tax on the distribution if rolled over within 60 days.

  If an investor's employer has a Simplified Employee Pension Plan (SEP), the investor may establish an IRA with the Fund to which his employer may contribute. Detailed information about the IRA, including related documents and charges of Firstar, as custodian, may be obtained from the Fund.

                            PERFORMANCE INFORMATION

  The Fund may from time to time include figures indicating the Fund's total return or average annual total return in advertisements or reports to stockholders or prospective investors. Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return may reflect the deduction of the maximum sales charge and a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund). Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return figures used in advertisements or sales literature will not usually reflect the deduction of the maximum sales charges which, if deducted, would reduce the Fund's total return. Total return is based on past performance and is not a guarantee of future results.


  Performance information for the Fund may be compared in reports and promotional literature to: (a) the S&P 500, the Russell 2000, the Value Line Index, the Dow Jones Industrial Average, New York Stock Exchange Composite Index, the Nasdaq Composite Index or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (b) other groups of mutual funds tracked by Lipper Analytical Services, Inc., Morningstar, Inc., Value Line Publishing, Inc., Micropal Data, Inc. or CDA Investment Technologies, Inc.; and
(c) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance. For a description of the methods used to determine the Fund's average annual total return and total return, see "Performance Information" in the Statement of Additional Information.


                              CERTAIN STOCKHOLDERS

  As of September 30, 1996, John L. Keeley, Jr., owned 240,265 shares of the Fund, which represented 32.25% of the outstanding shares of the Fund. As a holder of more than 25% of the outstanding shares of the Fund, John L. Keeley, Jr., is presumed (under the 1940 Act) to "control" the Fund.


                              GENERAL INFORMATION
  The Fund is an open-end diversified management investment company, as defined in the 1940 Act, as amended. It was incorporated in Maryland on May 17, 1993. The Fund has an authorized capitalization of 10,000,000 shares of $0.01 par value common stock. There is no other class of security outstanding. All shares have equal voting and liquidation rights and have one vote per share. Voting rights are noncumulative, which means that holders of more than 50% of the shares voting for the election of Directors may elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for the Directors will not be able to elect any Directors. All shares have equal dividend rights, are fully paid, nonassessable and freely transferable and have no conversion, preemptive or subscription rights. Fractional shares have the same rights, pro rata, as full shares. The Fund's securities are held by Firstar, 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207 , under a Custodian Agreement with the Fund. Firstar also acts as both Transfer Agent and dividend paying agent for the Fund.

  Under the General Corporation Law of Maryland, the Fund is not required to hold, and does not intend to hold, an annual meeting of its stockholders unless required under the 1940 Act. However, stockholders have the right to require the Secretary of the Fund to call a stockholders' meeting upon the written request of stockholders entitled to vote not less than ten percent of all votes entitled to be cast at such meeting, provided that (a) such request shall state the purposes of such meeting and matters proposed to be acted on, and (b) the stockholders requesting such meeting shall have paid to the Fund the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary
shall determine and specify to such stockholders.   No meeting shall be called
upon the request of stockholders to consider any matter which is substantially the same as a matter voted upon at any special meeting of the stockholders held during the preceding twelve months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting. In addition, the holders of not less than 10% of the shares entitled to vote at a special meeting have the right to call such meeting for the purpose of removing one or more of the Directors. See the Statement of Additional Information for more information.

                       STOCKHOLDER REPORTS AND INQUIRIES

  Stockholders will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Fund's fiscal year, which ends September 30, with an annual report containing audited financial statements. Stockholders who have questions about the Fund including inquiries about investment or redemption procedures, should call the Fund at 800-338-1579, or contact their brokers.




KEELEY SMALL CAP VALUE FUND, INC.
PURCHASE APPLICATION
Mail To:  KEELEY Small Cap Value Fund, Inc.     Overnight Express Mail To:  KEELEY Small Cap Value Fund, Inc.
          C/O Firstar Trust Company                                         Mutual Fund Services
          P.O. Box 701                                                      615 E. Michigan St., 3rd Floor
          Milwaukee, WI 53201-0701                                          Milwaukee, WI 53202-5207

Use this form for individual, custodial, trust, profit sharing or pension plan accounts. Do not use this form for KEELEY Small Cap
Value Fund sponsored IRA or SEP IRA accounts. For any additional information, please call KEELEY Small Cap Value Fund, Inc. at 1-
800-338-1579.

A.   INVESTMENT
( )  KEELEY Small Cap Value Fund  Please indicate the amount you wish to invest $            ($250 minimum)
                                                                                ------------
( )  Portico Money Market Fund  Please indicate the amount you wish to invest $             ($100 minimum)
                                                                              ------------
( )  By check: Payable to KEELEY Small Cap Value Fund. Amount $
                                                               ------------
( )  By wire: Call 1-800-338-1579. Indicate total amount and date of wire $             Date
                                                                           ------------     ------------

B.   REGISTRATION
( )  Individual
     Name (First)                (Initial)      (Last)
                 ---------------          -----      ----------------------------------------------------------------------
     Social Security Number                 Birthdate             Citizen of  ( ) U.S.  ( ) Other        Country of tax residency
                            ---------------          ------------                                --------
( )  Joint Owner*
     Name (First)                (Initial)      (Last)
                 ----------------         -----       ---------------------------------------------------------------------
     Social Security Number                 Birthdate             Citizen of  ( ) U.S.  ( ) Other        Country of tax residency
                            ---------------           -----------                                --------
     * Registration will be Joint Tenants With Rights Of Survivorship, unless otherwise specified.

( )  Transfer to Minor
     Name of Custodian (only one permitted) (First)                (Initial)      (Last)
                                                   ---------------          -----       -----------------------------------
     Name of Minor (only one permitted) (First)                (Initial)      (Last)
                                               ---------------          -----       ---------------------------------------
     Minor's Social Security Number                             Minor's Birthdate (Mo/Day/Yr)
                                    ---------------------------                              ------------------------------
     State of Residence                     Minor is citizen of   ( ) U.S.   ( ) Other                  Country of tax residency
                        -------------------                                           -----------------

( )  Corporation/Trust<F8>, Partnership<F9> or Other Entity<F9>
     Name of Trustee(s) (If to be included in registration)
                                                            ---------------------------------------------------------------
     Name of Trust/Corporation/Partnership
                                           --------------------------------------------------------------------------------
     Social Security or Taxpayer Identification Number
                                                       --------------------------------------------------------------------
     Date of Agreement (Mo/Day/Yr)
                                 -----------------------------------------------------------------------------------------
     <F8>Corporate Resolution is required.  <F9>Additional documentation and certification may be required.

C.   MAILING ADDRESS
     Address
             -------------------------------------------------------------------------------------------------------------
     City/State/Zip
                    ------------------------------------------------------------------------------------------------------
     Daytime Phone Number                     Evening Phone Number
                          -------------------                     ---------------------
     ( )  Duplicate Confirmation to:
          Name
               -----------------------------------------------------------------------------------------------------------
          Address
                  --------------------------------------------------------------------------------------------------------
          City/State/Zip
                         -------------------------------------------------------------------------------------------------

D.   DISTRIBUTION OPTIONS
     Capital gains and dividends will be reinvested if no option is selected.

                                             Dividends and                          Dividends and
                                             Capital Gains                          Capital Gains
                                              Reinvested                               in Cash
     ( )  KEELEY Small Cap Value Fund             ( )                                     ( )
     ( )  Portico Money Market Fund               ( )                                     ( )
     Unless otherwise indicated, cash distributions will be mailed to the address in Section C.                    -over-

E.   TELEPHONE EXCHANGE (OPTIONAL)
     ( )  Yes, I would like the telephone exchange feature available to me. This allows exchanges between identically registered accounts in the KEELEY Small Cap Value Fund and Portico Money Market Fund. A $250 minimum applies to exchanges. A $5 fee will be applied to any telephone exchange.

F.   AUTOMATIC INVESTMENT PLAN  Your signed Application must be received at least 15 business days prior to initial transaction. An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your Application.

     Please start my Automatic Investment Plan as described in the Prospectus beginning: Month          Year          .
                                                                                              ----------    ----------
     I hereby instruct Firstar Trust Company, Transfer Agent for the KEELEY Small Cap Value Fund, to automatically transfer $
                                                                                                                             -------
     (minimum $50) directly from my checking, NOW or savings account named below on the         of each month or the first business
                                                                                        --------
     day thereafter. I understand that I will be assessed a $20 fee if the automatic purchase cannot be made due to insufficient funds, stop payment, or any other reason. Automatic Investment Plan contributions to my IRA will be reported as current year contributions.
     Name(s) on Bank Account
                             --------------------------------------------------------------
     Bank Name                            Account Number
               ---------------------------              -----------------------------------
     Bank Address
                  -------------------------------------------------------------------------
     Bank Routing Number
                         ------------------------------------------------------------------
     Signature of Bank Account Owner
                                     ------------------------------------------------------
     Signature of Joint Owner
                              -------------------------------------------------------------

G.   RIGHTS OF ACCUMULATION
( )  I or my spouse currently have the following account(s) which may make me eligible for sales charge discounts through Rights of
     Accumulation as described in the Prospectus.

     Account Number              Account Number
                   --------------              --------------

H.   SIGNATURE AND CERTIFICATION REQUIRED BY THE INTERNAL REVENUE SERVICE
     I have received and read the Prospectus for the KEELEY Small Cap Value Fund (the "Fund"). I understand the Fund's investment objectives and policies and agree to be bound by the terms of the Prospectus. I am of legal age in my state of residence and have full authority to purchase shares of the Fund and to establish and use any related privileges.

     Neither the Fund nor its Transfer Agent will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. If an account has multiple owners, the Fund may rely on the telephone instructions of any one account owner.

     By selecting the option in Section F, I hereby authorize the Fund to initiate debits to my account at the bank indicated and for the bank to debit the same to such account through the Automated Clearing House ("ACH") system.

     UNDER THE PENALTY OF PERJURY, I CERTIFY THAT (1) THE SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS
     FORM IS MY CORRECT SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER, AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING
     EITHER BECAUSE I AM EXEMPT FROM BACKUP WITHHOLDING, I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM
     SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I
     AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. CERTIFICATION INSTRUCTIONS: I MUST CROSS OUT ITEM (2) ABOVE IF THE IRS HAS PROVIDED
     NOTIFICATION THAT I AM CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON MY TAX
     RETURN. THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID
     BACKUP WITHHOLDING.


     Signature of Owner<F10>                                               Date
                            -----------------------------------------------      -----------------------
     Signature of Joint Owner (if any)                                     Date
                                      -------------------------------------      -----------------------
<F10> If shares are to be registered in: (1) joint names, both persons should sign; (2) a custodian for a minor, the custodian should sign; (3) a trust, the trustee(s) should sign; or (4) a corporation or other entity, an officer should sign and print name and title on the space provided below.

     Print Name and Title of officer signing for a corporation or other entity
                                                                               --------------------------------------------------
     ----------------------------------------------------------------------------------------------------------------------------


I.   DEALER INFORMATION  (Please be sure to complete representative's first name and middle initial.)
     Dealer Name
                 ----------------------------------------------------------------------------------------------------------------

     DEALER MAIN OFFICE
     Address
             --------------------------------------------------------------------------------------------------------------------
     City/State/Zip
                    -------------------------------------------------------------------------------------------------------------
     Telephone Number
                      -----------------------------------------------------------------------------------------------------------
     Representative Name (Last)                                 (First)                   (Initial)
                               --------------------------------        -------------------          -----------

     REPRESENTATIVE BRANCH OFFICE
     Address
             -------------------------------------------------------------------------------------------------------------------
     City/State/Zip
                    ------------------------------------------------------------------------------------------------------------
     Telephone Number                                   Rep's A.E. Number
                      ---------------------------------                   ------------------------------------------------------
                                                                                                                         1/97


                      This page intentionally left blank.





STATEMENT OF ADDITIONAL INFORMATION

January 29, 1997


KEELEY SMALL CAP VALUE FUND, INC.         401 SOUTH LASALLE STREET
                                          SUITE 1201
                                          CHICAGO, ILLINOIS  60605
                                          312-786-5050
                                          800-533-5344

     This Statement of Additional Information is not a prospectus, but provides information about KEELEY Small Cap Value Fund, Inc. (the "Fund") that should be read in conjunction with the Fund's Prospectus dated January 29, 1997, and any additional supplements to the Prospectus and the Fund's financial statements.

     The Prospectus and additional copies of the annual report may be obtained without charge by writing or telephoning the Fund at the address or telephone number set forth above.


                               TABLE OF CONTENTS


History of the Fund                                                  2
Investment Policies and Risk Considerations                          2
Investment Restrictions                                              5
Performance Information                                              7
Investment Adviser                                                   8
Directors and Officers                                               9
Certain Stockholders                                                10
Purchasing and Redeeming Shares                                     10
Exchange Privilege                                                  11
Additional Tax Information                                          11
Distribution of Shares                                              11
Portfolio Transactions                                              13
Removal of Directors by Stockholders                                14
Custodian                                                           15
Independent Public Accountants                                      16
Financial Statements and Reports                                    16
Appendix


                              HISTORY OF THE FUND

     The Fund was incorporated in Maryland on May 17, 1993, and registered under the Investment Company Act of 1940 (the "1940 Act") on July 27, 1993.

                  INVESTMENT POLICIES AND RISK CONSIDERATIONS

     The Fund's investment objective is to seek capital appreciation; current dividend or interest income is not a factor in the selection of securities to be held by the Fund in its portfolio. The Fund's investment objective may not be changed by the Board of Directors without stockholder approval.

DEBT SECURITIES

     The Fund may invest in debt securities, including debt securities that are not rated or are rated below investment grade by the recognized rating agencies (i.e., Baa or higher by Moody's Investor Services, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P"). However, the Fund will not invest in or hold more than 5% of its net assets in debt securities other than U.S. Treasury bills and notes, short-term corporate fixed income securities, including master demand notes (rated Aa or higher by Moody's or AA or higher by S&P, or unrated but determined by the Adviser to be of comparable quality).

     Securities rated Baa or BBB are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay
principal.   Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     To the extent the Fund invests in lower-rated debt securities, achievement by the Fund of its investment objective will be more dependent on the Adviser's credit analysis than would be the case if the Fund were investing in higher quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capability, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

     Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling this type of security. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

     A description of the ratings used by Moody's and S&P is included as an appendix to this Statement of Additional Information.

FOREIGN SECURITIES

     The Fund may invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers.

     To the extent positions in portfolio securities are denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protection applicable to foreign subcustodial arrangements.

     Although the Fund intends to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

SHORT SALES

     The Fund may make short sales of securities if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. This technique is called selling short "against the box." Although permitted by its investment restrictions, the Fund does not currently intend to sell securities short.

     In a short sale against the box, the Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Fund will incur transaction costs in connection with short sales.

     In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

UNSEASONED ISSUERS

     The Fund may invest up to 5% of its net assets in the securities of unseasoned issuers, that is, issuers that, together with predecessors, have been in operation less than three years. The Adviser believes that investment in securities of unseasoned issuers may provide opportunities for long-term capital growth, although the risks of investing in such securities are greater than with common stock of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources.

ILLIQUID SECURITIES

     The Fund may invest up to 5% of its net assets in securities for which there is no ready market ("illiquid securities"), including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that have not been registered under the Securities Act of 1933 and are thus subject to restrictions on resale. Under the supervision of the Board of Directors, the Adviser determines the liquidity of the Fund's investments. Securities that may be sold pursuant to Rule 144A under the Securities Act may be considered liquid by the Adviser. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund's portfolio, and the Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where the Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted certain investment restrictions. The following restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment restriction states a maximum percentage of the Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, total assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment limitations.

     The Fund has adopted the following fundamental investment restrictions, which cannot be changed without the approval of the holders of the lesser of (i) 67% of the Fund's shares present or represented at a stockholders' meeting at which the holders of more than 50% of such shares are present or represented; or
(ii) more than 50% of the outstanding shares of the Fund:

     1. With respect to 75% of the Fund's net assets, the Fund will not invest more than 5% of such net assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations.

     2. With respect to 75% of the Fund's net assets, the Fund will not acquire securities of any one issuer which at the time of investment represent more than 10% of the voting securities of the issuer.

     3. The Fund will not act as an underwriter or distributor of securities other than its own capital stock, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

     4. The Fund will not lend money, but this restriction shall not prevent the Fund from investing in (i) a portion of an issue of debt securities or (ii) repurchase agreements.

     5. The Fund will not purchase or sell real estate, interests in real estate or real estate limited partnerships, although it may invest in marketable securities of issuers that invest in real estate or interests in real estate.

     6. The Fund will not pledge any of its assets, except to secure indebtedness permitted by the Fund's investment restrictions.

     7. The Fund will not concentrate its investments by investing 25% or more of the value of the Fund's total assets taken at market value at the time of the investment (other than U. S. Government securities) in companies of any one industry.

     8. The Fund will not purchase and sell commodities or commodity contracts except that it may enter into forward contracts to hedge securities transactions made in foreign currencies. This limitation does not apply to financial instrument futures and options on such futures.

     9. The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided (i) that the total of reverse repurchase agreements<F11> and such borrowings will not exceed 10% of the Fund's total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets.

     10. The Fund will not issue senior securities, except for reverse repurchase agreements and borrowings as permitted by the Fund's other investment restrictions.

     In addition to the fundamental restrictions listed above, the Fund has adopted the following restrictions that may be changed by the Board of Directors without stockholder approval:

     1. The Fund will not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in marketable securities of issuers engaged in oil, gas or mineral exploration.

     2. The Fund will not purchase or hold securities of an issuer if all of the officers and Directors of the Fund and its Adviser who individually own beneficially more than one-half of 1% of the securities of such issuer collectively own beneficially more than 5% of such securities.

     3. The Fund will not invest more than 5% of its net assets (valued at the time of investment) in securities of issuers with less than three years' operation (including predecessors).

     4. The Fund will not invest more than 5% of its net assets in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).

     5. The Fund will not participate in a joint trading account, purchase securities on margin (other than short-term credits as necessary for the clearance of purchases and sales of securities) or sell securities short (unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable without payment of further consideration into an equal amount of such securities).<F12>

     6. The Fund will not invest for the purpose of exercising control or management of any company.

     7. The Fund will not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, nor more than 5% of its net assets in warrants. Warrants acquired by the Fund in units or attached to securities are not subject to this restriction.

--------------------------
<F11> The Fund does not currently intend to enter into reverse repurchase agreements.

<F12> The Fund does not currently intend to sell securities short even under the conditions described in Investment Restrictions.

     8. The Fund will not acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (ii) where the acquisition results from a dividend or a merger, consolidation or other reorganization.<F13>

     9. The Fund will not invest in or write options, puts, calls, straddles or spreads.

     10. The Fund will not invest more than 5% of its net assets in foreign securities.

     11. The Fund will not invest more than 5% of its net assets in forward contracts, financial instrument futures and options on such futures.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its stockholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

                            PERFORMANCE INFORMATION

     From time to time the Fund may give information about its performance by quoting total return figures in advertisements and sales literature. "Total return" for a period is the percentage change in value of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. Average annual total return is the average annual compounded rate of change in value represented by the total return for the period.

     Average annual total return is computed as follows:

                      ERV   1/N
            T = (--------)         -1
                       P

     Where: P = the amount of an assumed initial investment in Fund shares T = average annual total return
               N = number of years from initial investment to the end of the period
             ERV = ending redeemable value of shares held at the end of the period

--------------------------
<F13>In addition to this investment restriction, the 1940 Act provides that the
     Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund.


     The Fund imposes a maximum 4.50% sales charge and pays distribution expenses equal to 0.25% of net assets. Income taxes payable by stockholders are not taken into account. The Fund's performance is a result of conditions in the securities market, portfolio management, and operating expenses. Although information such as that described above may be useful in reviewing the Fund's past performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods. After deduction of initial sales charge, the Fund's total return for the year ended September 30, 1996 was 11.00%. The average annual total return for the period from October 1, 1993 (commencement of operations) through September 30, 1996, after deduction of initial sales charge, was 11.60%.


     The Fund may also compare its performance to various stock indices (groups of unmanaged common stocks) including the S&P 500, the Russell 2000, the Value Line Index, the New York Stock Exchange Composite Index, the Nasdaq Composite Index and the Dow Jones Industrial Average, or to the Consumer Price Index or groups of comparable mutual funds, including rankings determined by, but not limited to, Lipper Analytical Services, Inc., Morningstar, Inc., Value Line Publishing, Inc., Micropal Data, Inc. and CDA Investment Technologies, Inc. The Fund may also note its mention or recognition in newspapers, magazines, or other media from time to time. However, the Fund assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Fund include, but are not limited to, THE WALL STREET JOURNAL, THE CHICAGO TRIBUNE, THE CHICAGO SUN-TIMES, THE NEW YORK TIMES, USA TODAY, INVESTOR'S BUSINESS DAILY, BARRON'S, MONEY and FORBES.


                               INVESTMENT ADVISER
     The Fund's investment adviser, Keeley Asset Management Corp. (the "Adviser"), furnishes continuing investment supervision to the Fund and is responsible for overall management of the Fund's business affairs. It furnishes office space, equipment and personnel to the Fund and assumes the expenses of printing and distributing the Fund's Prospectus and reports to prospective investors. The Fund pays all of its expenses except those specifically assumed by the Adviser, including but not limited to printing and postage charges related to current stockholders; securities registration, custodian and transfer agency fees; audit and legal fees; and expenses in connection with its organization.

     For its services, the Adviser receives a monthly fee at an annual rate of 1% of the average daily net assets of the Fund. The Investment Advisory Agreement provides that the Adviser will waive a portion of its management fee or reimburse the Fund to the extent that its total annual operating expenses exceed 2.50%, exclusive of (i) taxes, (ii) interest charges, (iii) litigation and other extraordinary expenses, and (iv) brokers' commissions and other charges relating to the purchase and sale of the Fund's portfolio securities.
In addition, in order to comply with regulations applicable to the sale of Fund shares in California, the Adviser has undertaken to waive its management fee to the extent the Fund's annual operating expenses exceed 2.50% of the first $30 million of average net assets, 2.00% of the next $70 million, and 1.50% of average net assets in excess of $100 million. The Investment Advisory Agreement also provides that the Adviser shall not be liable to the Fund or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, in connection with or pursuant to this Agreement, except by willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under this Agreement.


     The Adviser is a registered investment adviser organized on December 28, 1981. John L. Keeley, Jr., is the sole stockholder of the Adviser. For the year ended September 30, 1996, the Adviser earned $50,569 (net of fee waivers of $40,643). For the year ended September 30, 1995, the Adviser waived its entire advisory fee of $54,624 and reimbursed the Fund an additional $24,297 for operating expenses that exceeded the 2.50% expense limitation. For the year ended September 30, 1994, the Adviser waived its entire advisory fee of $28,262 and reimbursed the Fund an additional $71,031 for operating expenses that exceeded the 2.50% expense limitation.


                             DIRECTORS AND OFFICERS

     The Directors and officers of the Fund and their principal business activities during the past five years are:

                               Positions Held         Principal Occupations
Name and Address               with Fund              and Other Affiliations
----------------               --------------         ----------------------

John L. Keeley, Jr.<F14>       Director, President    Director, President and
401 South LaSalle Street       and Treasurer          Treasurer of Keeley Asset
Suite 1201                                            Management Corp. and of
Chicago, Illinois  60605                              Keeley Investment Corp.

Michael J. O'Brien             Director               President, O'Brien Bros.
53 West Jackson Boulevard                             Trading Co. (Commodities
Suite 1240                                            Trading), Registered
Chicago, Illinois  60604                              Commodity Trading Advisor,
                                                      Commodity Pool Operator
                                                      and Introducing Broker

John F. Lesch                  Director               Attorney, Nisen & Elliott,
200 West Adams Street                                 a partnership
Suite 2500
Chicago, Illinois  60606

John G. Kyle                   Director               Owner and operator, Shell
10 Skokie Highway                                     Oil Service Stations and
Highland Park, Illinois  60035                        Gasoline Distributor

Elwood P. Walmsley             Director               Director of Sales, Miles
166 East Hillside Road                                Laboratories
Barrington, Illinois  60010

Mary G. Filice                 Vice President         Senior Vice President,
401 South LaSalle Street                              Keeley Asset Management
Suite 1201                                            Corp. and Keeley
Chicago, Illinois  60605                              Investment Corp.

Mary A. Ferrari                Secretary              Corporate Secretary,
401 South LaSalle Street                              Keeley Asset Management
Suite 1201                                            Corp. and Keeley
Chicago, Illinois  60605                              Investment Corp. since
                                                      1992


     Each of the above persons has held the position and engaged in the principal occupation described above for more than five years.

<F14>  John L. Keeley, Jr., is an "interested person" of the Fund as defined in the 1940 Act.

     Mr. O'Brien is a general partner in a limited partnership that is a limited partner in an investment partnership in which Mr. Keeley and the Adviser are general partners. Such investments were made under the same terms and conditions applicable to all other partners. Mr. Keeley is a limited partner in a commodity trading partnership in which Mr. O'Brien is the general partner. Such investment by Mr. Keeley was made under the same terms and conditions applicable to all the other limited partners.


     Mr. Lesch has performed legal services (principally related to Federal income tax matters) for Mr. Keeley on an individual basis, unrelated to the business of Keeley Asset Management Corp. or Keeley Investment Corp. Fees paid by Mr. Keeley to Mr. Lesch were approximately $5,100 for the last year and $4,400 for each of the previous two years.


     Mr. Kyle and Mr. Walmsley maintain brokerage accounts with Keeley Investment Corp., the Fund's principal underwriter.


     At September 30, 1996, the Directors and officers owned 255,085 shares, representing 34.24% of the outstanding shares of the Fund.


     The Fund has agreed to pay to Directors, other than Mr. Keeley, a fee of $250 for each meeting attended. The fee may be changed at any time.

                              CERTAIN STOCKHOLDERS

     As of September 30, 1996, John L. Keeley, Jr., (whose address is set forth in the table above) owned 240,265 shares of the Fund's common stock. These shares represent 32.25% of the issued and outstanding shares of common stock of the Fund.

                        PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the Fund's Prospectus under the headings "Purchasing Shares," "Redemption and Repurchase of Shares" and "Determination of Net Asset Value." All of that information is incorporated herein by reference.

     For purposes of computing the net asset value of a share of the Fund, securities listed on an exchange, or quoted on a national market system are valued at the last sales price at the time of valuation or lacking any reported sales on that day, at the most recent bid quotations. Securities traded on only the over-the-counter markets are valued on the basis of the closing over-the-counter bid prices when there is no last sale price available. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis.

     The Fund's net asset value will not be determined on any day on which the New York Stock Exchange is not open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one stockholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

     Investments by corporations must include a certified copy of corporate resolutions indicating which officers are authorized to act on behalf of the account. Investments by trustees must include a copy of the title and signature page of the trust agreement and pages indicating who is authorized to act.

                               EXCHANGE PRIVILEGE

     Investors may exchange shares of the Fund having a value of $1,000 or more for shares of the Portico Money Market Fund (the "Money Market Fund") at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Fund at net asset value. Investors who are interested in exercising the exchange privilege should first contact the Fund to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Fund or the Adviser of, an investment in the Money Market Fund. Any investor who considers making such an investment through the exchange privilege should obtain and review the prospectus of the Money Market Fund before exercising the exchange privilege.

     The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Money Market Fund or (ii) the proceeds from redemption of the shares of the Money Market Fund are not immediately reinvested in shares of the Fund. The exchange privilege may be terminated by the Fund upon at least 60 days prior notice to investors.

     For federal income tax purposes, a redemption of shares pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Code.

                           ADDITIONAL TAX INFORMATION

     The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and thus not be subject to federal income taxes on amounts it distributes to stockholders. The Fund intends to manage its portfolio so as to minimize or eliminate any additional tax liability. To the extent, if at all, the Fund is subject to tax, payment of that tax would reduce the Fund's total return for the period in which the liability accrued.

                             DISTRIBUTION OF SHARES

     The Fund has entered into an Underwriting Agreement (the "Underwriting Agreement") between the Fund and the Distributor, an affiliate of the Adviser, pursuant to which the Distributor acts as underwriter of the shares of the Fund. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the shares of the Fund on a continuous basis and will receive commissions on such sales as described in the Prospectus under "Purchasing Shares." The Underwriting Agreement further provides that the Distributor bears the costs of advertising and any other costs attributable to the distribution of the shares of the Fund. (A portion of these costs may be reimbursed by the Fund pursuant to the Fund's Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act described below). The Distributor may receive brokerage commissions for executing portfolio brokerage for the Fund. The Distributor may enter into sales agreements with other entities to assist in the distribution effort. Any compensation to these other entities will be paid by the Distributor from the proceeds of the sales charge. The Distributor may also compensate these entities out of the distribution fee received from the Fund. For the years ended September 30, 1996, 1995 and 1994 the Distributor received $52,077, $45,543 and $93,065, respectively in front-end sales commissions and paid $20,311, $18,644 and $26,188, respectively of such proceeds to dealers as sales concessions as described in the Prospectus.

     The Plan was adopted in anticipation that the Fund will benefit from the Plan through increased sales of shares of the Fund thereby reducing the Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan may be terminated at any time by a vote of the Directors of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires the approval of the stockholders and the Board of Directors, including the Rule 12b-1 Directors.

     While the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Fund will be committed to the discretion of the Directors of the Fund who are not interested persons of the Fund. The Board of Directors of the Fund must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Adviser. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by a majority of the Directors, including the Rule 12b-1 Directors.

     For the years ended September 30, 1996, 1995 and 1994, the Distributor received $18,354, $10,667 and $4,471, respectively, pursuant to the Plan. During the same periods, the Fund paid an additional $3,780, $2,357 and $1,689, respectively, pursuant to the Plan, all of which represented compensation to dealers.

     Amounts paid under the Plan (which may not exceed a maximum monthly percentage of 1/12 of 0.25% (0.25% per annum) of the Fund's average daily net assets) are paid to the Distributor in connection with its services as distributor. Payments, if any, are made monthly and shall be based on reports submitted by the Distributor to the Fund which sets forth all amounts expended by Distributor pursuant to the Plan. Under no circumstances will the Fund pay a fee pursuant to the Plan, the effect of which would be to exceed the National Association of Securities Dealers' ("NASD") limitations on asset based compensation described below.

     The NASD has rules which may limit the extent to which the Fund may make payments under the Plan. Although the NASD's rules do not apply to the Fund directly, the rules apply to members of the NASD such as the Distributor and prohibit them from offering or selling shares of the Fund if the sale charges (including 12b-1 fees) imposed on such shares exceed the NASD's limitations.

     The rules impose two related limits on 12b-1 fees paid by investors: an annual limit and a rolling cap. The annual limit is 0.75% of assets (with an additional 0.25% permitted as a service fee). The rolling cap on the total of all sales charges (including front end charges, contingent deferred sales charges and asset based charges such as 12b-1 payments) is 6.25% of new sales (excluding sales resulting from the reinvestment of dividends and distributions) for funds that charge a service fee and 7.25% of new sales for funds that do not assess a service fee.

     Whether the rolling applicable maximum sales charge has been exceeded requires periodic calculations of the Fund's so-called "remaining amount." The remaining amount is the amount to which the Fund's total sales charges are subject for purposes of ensuring compliance with the NASD limits. The Fund's remaining amount is generally calculated by multiplying the Fund's new sales by its appropriate NASD maximum sales charge (6.25% or 7.25%). From this amount is subtracted the Fund's sales charges on the new sales and the 12b-1 payments accrued or paid over the period. The Fund's remaining amount increases with new sales of the Fund (because the Fund's front end sales charge is less than the applicable NASD maximum) and decreases as the 12b-1 charges are accrued. The NASD rules permit the remaining amount to be credited periodically with interest based on the rolling balance of the remaining amount. If the Fund's remaining amount reaches zero, it must stop accruing its 12b-1 charges until it has new sales that increase the remaining amount. The Fund's remaining amount may be depleted as a result of the payment of 12b-1 fees if, for example, the Fund experiences an extended period of time during which no new sales are made or during which new sales are made but in an amount insufficient to generate increases in the remaining amount to offset the accruing 12b-1 charges.

                             PORTFOLIO TRANSACTIONS

     The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. The primary responsibility regarding portfolio transactions is to select the best combination of net price and execution for the Fund. When executing transactions for the Fund, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. It is anticipated that the Adviser will select the Distributor from time to time to execute portfolio transactions, subject to best price and execution. In any such transaction, the Distributor will charge commissions at a substantial discount from retail rates, regardless of the size of the transaction. Portfolio transactions executed by the Distributor will comply with all applicable provisions of Section 17(e) of the 1940 Act. Transactions of the Fund in the over-the-counter market may be executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained elsewhere.

     In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Fund's asset value, and other information provided to the Fund or the Adviser. The Adviser is also authorized to cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under management of the Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.

     In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing the Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities relates to the specific transaction placed with the broker but for greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Fund.

     The Adviser is the principal source of information and advice to the Fund and is responsible for making and initiating the execution of investment decisions by the Fund. However, the Board of Directors of the Fund recognizes that it is important for the Adviser, in performing its responsibilities to the Fund, to continue to receive the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Fund to take into account the value of the information received for use in advising the Fund. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Fund is not determinable. In addition, it is understood by the Board of Directors that other clients of the Adviser might also benefit from the information obtained for the Fund, in the same manner that the Fund might also benefit from the information obtained by the Adviser in performing services for others.

     Although investment decisions for the Fund are made independently from those for other investment advisory clients of the Adviser, it may develop that the same investment decision is made for both the Fund and one or more other advisory clients. If both the Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

     For the years ended September 30, 1996, 1995 and 1994, the Fund paid to brokers, other than the Distributor, brokerage commissions totaling $860, $1,429 and $4,827, respectively, on transactions having a total market value of $275,750, $445,087 and $1,051,751, respectively. All of such brokers provided research services. For the years ended September 30, 1996, 1995 and 1994, the Fund paid the Distributor brokerage commissions of $25,755, $20,414 and $20,322, respectively, on transactions involving the payment of commissions having a total market value of $8,491,525, $5,878,662 and $5,271,189, respectively. Of the brokerage commissions paid by the Fund for the years ended September 30, 1996, 1995 and 1994, 97%, 93% and 81%, respectively, were paid to the Distributor and such commissions paid to the Distributor were paid in connection with transactions involving securities having a market value equal to 97%, 93% and 83%, respectively, of the total market value of securities on which the Fund paid commissions.

                      REMOVAL OF DIRECTORS BY STOCKHOLDERS

     The Fund's By-Laws contain procedures for the removal of Directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes then entitled to vote at an election of Directors, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all of the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any Director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either; (i) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Fund; or (ii) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission (the "SEC"), together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                   CUSTODIAN

     Firstar Trust Company, (the "Custodian") 615 East Michigan Avenue, Milwaukee, Wisconsin 53201-0701, is the custodian for the Fund. It is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by authorized persons of the Fund. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. The Fund has authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.


                         INDEPENDENT PUBLIC ACCOUNTANTS
     Coopers & Lybrand L.L.P., Milwaukee, Wisconsin, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports, reviews the Fund's income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.


                        FINANCIAL STATEMENTS AND REPORTS

     Stockholders will receive audited annual and unaudited semi-annual reports when published, and will receive written confirmation of all confirmable transactions in their accounts.

     The following audited financial information is attached hereto:
     1  Report of Independent Accountants
     2  Statement of Assets and Liabilities
     3  Schedule of Investments
     4  Statement of Operations
     5  Statements of Changes in Net Assets
     6  Financial Highlights
     7  Notes to the Financial Statements



REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of KEELEY Small Cap Value Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of KEELEY Small Cap Value Fund, Inc., including the schedule of investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the KEELEY Small Cap Value Fund, Inc. as of September 30, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand, LLP
Milwaukee, Wisconsin
October 24, 1996



                       KEELEY SMALL CAP VALUE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996


ASSETS:
Investments at value (cost $8,373,138)               $10,848,205
Cash                                                         556
Receivables for shares issued                              7,449
Dividends and interest receivable                          5,632
Prepaid expenses                                           9,738
Organization costs, net of accumulated amortization        8,961
                                                     -----------
Total Assets                                          10,880,541
                                                     -----------
LIABILITIES:
Payable to Adviser                                         7,224
Payable for securities purchased                          16,737
Payables for shares redeemed                                 308
Other accrued expenses                                    40,968
                                                     -----------
Total Liabilities                                         65,237
                                                     -----------
NET ASSETS                                           $10,815,304
                                                     ===========
NET ASSETS CONSIST OF:
Capital stock                                         $7,949,171
Accumulated net realized gain on investments             391,066
Unrealized net appreciation on investments             2,475,067
                                                     -----------
TOTAL NET ASSETS                                     $10,815,304
                                                     ===========
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                            10,000,000
Issued and outstanding                                   744,959
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE            $14.52
                                                     ===========
OFFERING PRICE PER SHARE                                  $15.20
                                                     ===========


                     See notes to the financial statements.



                       KEELEY SMALL CAP VALUE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1996

  NUMBER
 OF SHARES                                                 VALUE
 ---------                                              -----------
           COMMON STOCK                        96.30%
           BUILDING MATERIALS                   1.27%
  10,000   Nortek, Inc.<F15>                            $   137,500
                                                        -----------
           CHEMICALS                            1.19%
   3,000   Praxair, Inc.                                    129,000
                                                        -----------
           COMMUNICATIONS AND MEDIA            12.38%
   5,000   360 Communications Co.<F15>                      117,500
   4,500   Ackerley Communications, Inc.                    150,188
   4,000   Airtouch Communications, Inc.<F15>               110,500
  12,000   Anacomp, Inc.<F15>                                99,000
   4,500   Associated Group, Inc. Class A<F15>              142,875
   5,000   Billing Information Concepts Corp.<F15>          111,250
   5,000   Cox Communications, Inc.
            Class A<F15>                                     91,875
   3,000   GC Companies, Inc.<F15>                          108,000
   3,500   Lin Television Corp.<F15>                        143,500
   4,500   Telemundo Group, Inc. Class A<F15>               154,125
   6,500   U.S. West Media Group, Inc.<F15>                 109,687
                                                        -----------
                                                          1,338,500
                                                        -----------
           CONSUMER SERVICE                     2.42%
   8,000   Kinder Care Learning Centers, Inc.<F15>          128,000
   3,000   Pittway Corp. Class A                            133,875
                                                        -----------
                                                            261,875
                                                        -----------
           CONTAINERS                           2.48%
   5,500   Alltrista Corp.<F15>                             116,875
   8,000   Premark International, Inc.                      151,000
                                                        -----------
                                                            267,875
                                                        -----------
           DISTRIBUTORS--CONSUMER PRODUCTS      0.97%
  15,500   Primesource Corp.                                104,625
                                                        -----------
           ELECTRICAL EQUIPMENT                 2.17%
   6,500   AMETEK, Inc.                                     122,688
   6,000   Westinghouse Electric Corp.                      111,750
                                                        -----------
                                                            234,438
                                                        -----------
           ELECTRONICS                          3.92%
   6,000   Imation Corp.<F15>                               147,000
   5,500   Moog, Inc. Class B<F15>                          127,875
   2,400   Western Atlas, Inc.<F15>                         149,400
                                                        -----------
                                                            424,275
                                                        -----------


  NUMBER
 OF SHARES                                                  VALUE
 ---------                                               -----------
           ENGINEERING AND CONSTRUCTION          3.84%
   6,500   Bucyrus International, Inc.<F15>              $    60,125
  11,500   Commercial Intertech Corp.                        132,250
   7,000   Emcor Group, Inc.<F15>                            105,875
  12,000   Morrison Knudsen Corp.<F15>                       117,000
                                                         -----------
                                                             415,250
                                                         -----------
           ENTERTAINMENT AND LEISURE             1.05%
  13,000   Aztar Corp.<F15>                                  113,750
                                                         -----------

           ENVIRONMENTAL CONTROL                 2.34%
   3,000   Culligan Water Technologies, Inc.<F15>            113,625
   9,000   Cuno, Inc.<F15>                                   139,500
                                                         -----------
                                                             253,125
                                                         -----------

           FINANCE COMPANY                       1.30%
   5,500   Lehman Brothers Holdings, Inc.                    140,250
                                                         -----------

           FINANCIAL SERVICES                    3.71%
   5,500   Duff & Phelps Credit Rating Corp.                 121,687
  17,000   Phoenix Duff & Phelps Corp.                       106,250
   2,800   White River Corp.<F15>                            173,600
                                                         -----------
                                                             401,537
                                                         -----------

           FOOD, BEVERAGE AND TOBACCO            5.82%
   6,050   Consolidated Products, Inc.<F15>                   95,288
   4,000   Earthgrains Co.                                   154,000
   4,000   Interstate Bakeries Corp.                         146,000
   8,500   Tasty Baking Co.                                  107,312
   5,500   Whitman Corp.                                     127,188
                                                         -----------
                                                             629,788
                                                         -----------

           FURNITURE/HOME APPLIANCES             2.48%
  11,000   Eljer Industries, Inc.<F15>                       107,250
  11,000   Furniture Brands International, Inc.<F15>         160,875
                                                         -----------
                                                             268,125
                                                         -----------

           HOUSEHOLD PRODUCTS                    2.70%
   4,500   Masco Corp.                                       135,000
   6,000   U.S. Industries, Inc.<F15>                        157,500
                                                         -----------
                                                             292,500
                                                         -----------

           HOUSING                               3.06%
   8,500   Kaufman & Broad Home Corp.                        110,500
  15,500   MDC Holdings, Inc.                                104,625
   9,000   Walter Industries, Inc.<F15>                      115,875
                                                         -----------
                                                             331,000
                                                         -----------

                       KEELEY SMALL CAP VALUE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1996

  NUMBER
 OF SHARES                                                    VALUE
 ---------                                                 ------------
           INSURANCE                               7.99%
   4,500   American Financial Group, Inc.                  $    141,750
   5,500   Equitable Companies, Inc.                            141,625
   2,000   Finova Group, Inc.                                   120,000
   7,500   Highlands Insurance Group, Inc.<F15>                 150,000
   2,700   Transport Holdings, Inc. Class A<F15>                187,650
   2,500   Unitrin, Inc.                                        123,125
                                                           ------------
                                                                864,150
                                                           ------------

           LODGING                                 4.99%
   9,500   Host Marriott Corp.<F15>                             137,750
  16,900   Host Marriott Services Corp.<F15>                    137,313
   3,000   Marriott International, Inc.                         165,375
   6,000   Prime Hospitality Corp.<F15>                          99,000
                                                           ------------
                                                                539,438
                                                           ------------

           MACHINERY                               4.10%
   4,500   Gardner Denver Machinery, Inc.<F15>                  137,250
   5,500   Global Industrial Technologies, Inc.<F15>            101,062
  17,000   IMO Industries, Inc.<F15>                             93,500
  14,000   TransPro, Inc.                                       112,000
                                                           ------------
                                                                443,812
                                                           ------------

           MANUFACTURING                           2.24%
   7,000   ACX Technologies, Inc.                               121,625
   5,000   ITT Industries, Inc.                                 120,625
                                                           ------------
                                                                242,250
                                                           ------------

           OIL AND GAS--EQUIPMENT & SERVICES       3.80%
   2,500   Cooper Cameron Corp.<F15>                            143,437
  10,500   Lone Star Technologies, Inc.<F15>                    153,562
  10,000   RPC, Inc.<F15>                                       113,750
                                                           ------------
                                                                410,749
                                                           ------------

           PHARMACEUTICALS AND HEALTHCARE PRODUCTS 2.24%
  15,000   Community Psychiatric Centers<F15>                   140,625
   8,500   Morrison Health Care, Inc.                           102,000
                                                           ------------
                                                                242,625
                                                           ------------

           PRINTING AND PUBLISHING                 3.61%
   5,500   Bowne & Co., Inc.                                    125,812
   4,000   Media General, Inc. Class A                          126,000
   2,800   Meredith Corp.                                       138,250
                                                           ------------
                                                                390,062
                                                           ------------

           RAILROAD                                3.08%
   3,000   Kansas City Southern Industries, Inc.                128,250
  10,000   Katy Industries, Inc.                                108,750
  13,000   Providence and Worcester Railroad Co.                 95,875
                                                           ------------
                                                                332,875
                                                           ------------


  NUMBER
 OF SHARES                                                    VALUE
 ---------                                                 -----------
           REAL ESTATE                             1.07%
   7,000   Castle & Cooke, Inc.<F15>                       $   115,500
                                                           -----------

           RETAIL                                  5.17%
  15,000   Genesco, Inc.<F15>                                  140,625
   3,000   Harcourt General, Inc.                              165,750
  16,000   Phar-Mor, Inc.<F15>                                 100,000
   7,000   Zale Corp.<F15>                                     153,125
                                                           -----------
                                                               559,500
                                                           -----------

           SOFTWARE                                1.08%
   6,000   Wang Laboratories, Inc.<F15>                        117,000
                                                           -----------

           TEXTILE AND APPAREL                     2.52%
  14,000   Griffon Corp.<F15>                                  138,250
   4,000   Payless ShoeSource, Inc.<F15>                       134,500
                                                           -----------
                                                               272,750
                                                           -----------

           TRANSPORTATION                          1.31%
   4,500   Pittston Brink's Group                              141,188
                                                           -----------
           TOTAL COMMON STOCKS                              10,415,312
                                                           -----------
           (cost $8,059,901)

           WARRANTS AND RIGHTS                     3.79%
   4,320   Anacomp, Inc.<F15>                                    3,780
   4,000   BJ Services Co.<F15>                                 56,000
   6,000   Federated Department Stores Series C<F15>            76,500
   4,000   Fleet Financial Group, Inc.<F15>                     45,500
   6,000   Glendale Federal Savings Bank<F15>                   48,000
   5,500   Lone Star Industries, Inc.<F15>                      88,000
   7,500   U.S. Home Corp. Class B<F15>                         40,313
   3,500   USG Corp.<F15>                                       52,500
                                                           -----------
           TOTAL WARRANTS AND RIGHTS                           410,593
                                                           -----------
           (cost $290,937)

 PAR VALUE
 ---------
           DEMAND NOTES                            0.21%
 $22,300   Johnson Controls                                     22,300
                                                           -----------
           TOTAL DEMAND NOTES                                   22,300
                                                           -----------
           (cost $22,300)

           TOTAL INVESTMENTS                     100.30%
           (cost $8,373,138)                                10,848,205
           Liabilities less
            cash and other assets                 (0.30%)      (32,901)
                                                           -----------
           NET ASSETS                            100.00%   $10,815,304
                                                           ===========
           <F15>Non-income producing

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996


INVESTMENT INCOME:
Dividend income                                        $66,953
Interest income                                         13,991
                                                    ----------
                                                        80,944
                                                    ----------
EXPENSES:
Investment advisory fees                                91,212
Administration fees                                     35,000
Transfer agent fees and expenses                        31,137
Professional fees                                       27,455
Fund accounting fees                                    23,136
12b-1 fees                                              22,803
Federal and state registration fees                     13,894
Custody fees                                             8,070
Reports to shareholders                                  6,280
Amortization of organization costs                       4,480
Directors' fees                                          3,280
Other                                                    1,925
                                                    ----------
Total expenses before waiver                           268,672
Waiver of fees                                         (40,643)
                                                    ----------
Net expenses                                           228,029
                                                    ----------
Net investment loss                                   (147,085)
                                                    ----------
REALIZED AND UNREALIZED GAINS:
Net realized gain on investments                       451,325
Increase in unrealized appreciation on investments   1,090,906
                                                    ----------
Net gain on investments                              1,542,231
                                                    ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                          $1,395,146
                                                    ==========


                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED SEPTEMBER 30, 1996 AND 1995


                                                         1996         1995
                                                      -----------  ----------
OPERATIONS:
Net investment loss                                   $  (147,085) $  (79,494)
Net realized gain on investments                          451,325     101,874
Increase in unrealized appreciation on investments      1,090,906   1,225,751
                                                      -----------  ----------
Net increase in net assets resulting from operations    1,395,146   1,248,131
                                                      -----------  ----------
DISTRIBUTIONS:
Net realized gains                                        (17,153)        --
                                                      -----------  ----------
CAPITAL STOCK TRANSACTIONS:
Proceeds from 194,103 and 187,949 shares issued,
 respectively                                           2,587,358   2,054,266
Proceeds from 1,327 and 0 shares of distributions
 reinvested, respectively                                  16,410         --
Cost of 58,634 and 18,472 shares redeemed,
 respectively                                            (782,791)   (188,727)
                                                      -----------  ----------
Net increase from capital stock transactions            1,820,977   1,865,539
                                                      -----------  ----------
TOTAL INCREASE IN NET ASSETS                            3,198,970   3,113,670
NET ASSETS:
Beginning of period                                     7,616,334   4,502,664
                                                      -----------  ----------
End of period                                         $10,815,304  $7,616,334
                                                      ===========  ==========


                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                              FINANCIAL HIGHLIGHTS

                              YEAR ENDED         YEAR ENDED         YEAR ENDED
                             SEPTEMBER 30,      SEPTEMBER 30,     SEPTEMBER 30,
                                 1996               1995             1994<F16>
                            -------------       ------------      ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD         $     12.52         $    10.26           $  10.00
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment loss                (0.19)             (0.13)            (0.06)
Net realized and
 unrealized gains on
 investments                        2.22               2.39               0.32
                             -----------         ----------          ----------
TOTAL FROM INVESTMENT
 OPERATIONS                         2.03               2.26               0.26
                             -----------         ----------          ----------
LESS DISTRIBUTIONS:
Net realized gains                 (0.03)               --                   --
                             -----------         ----------          ----------
NET ASSET VALUE, END OF
 PERIOD                      $     14.52         $    12.52           $   10.26
                             ===========         ==========          ==========
TOTAL RETURN <F17>                16.23%             22.03%              2.60%
SUPPLEMENTAL DATA AND
 RATIOS:
Net assets, end of
 period                      $10,815,304         $7,616,334          $4,502,664
Ratio of net expenses to
 average net assets <F18>          2.50%              2.50%              2.49%
Ratio of net investment
 loss to average net
 assets<F18>                      (1.61)%            (1.46)%           (0.96)%
Portfolio turnover rate            52.43%             70.59%             63.20%
Average commission rate
 paid on portfolio
 investment transactions     $    0.0501                N/A                 N/A


<F16> The Fund commenced operations on October 1, 1993.
<F17> The total return calculation does not reflect the 4.50% sales load imposed on the purchase of shares.
<F18> Without fees waived, the ratio of net expenses and net investment loss to average net assets would have been 2.94% and (2.05)% for the year ended September 30, 1996; 3.94% and (2.90)% for the year ended September 30, 1995 and 5.98% and (4.45)% for the year ended September 30, 1994.


                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996

1. ORGANIZATION

    The KEELEY Small Cap Value Fund, Inc. (the "Fund") was incorporated on May 17, 1993 as a Maryland Corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund commenced operations on October 1, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices when there is no last sale price available. Debt securities which are purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates current value. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Board of Directors.

  b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years.

  c) Distributions to Shareholders - Dividends from net investment income will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. Accordingly, at September 30, 1996, reclassifications were recorded from accumulated net investment losses to reduce capital stock by $147,085.

  d) Other - Investment transactions are recorded on the trade date plus one. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996

3. INVESTMENT ADVISORY AGREEMENT

    The Fund has an agreement with the Keeley Asset Management Corp. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the lowest limitations imposed by state securities administrators, the Adviser will reimburse the Fund for the amount of such excess. Accordingly, for the year ended September 30, 1996, the Adviser reimbursed the Fund $40,643. As of September 30, 1996, John Keeley, Jr., President of the Adviser, controlled either directly or indirectly 32.3% of the Fund's outstanding shares.

4. DISTRIBUTION PLAN

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor") for certain promotional and other sales related costs and to permit the Fund to employ other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year. The Fund paid to the Distributor and each dealer a monthly fee at the rate of 0.25% per annum of the aggregate daily net asset value of the Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. For the period from October 1, 1995 to September 30, 1996, the Fund paid $18,354 of distribution fees to the Distributor.

5. INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 1995 to September 30, 1996, were $6,745,815 and $4,666,947, respectively. For the period from October 1, 1995 to September 30, 1996, the Fund paid $25,755 of brokerage commissions on trades of securities to the Distributor.

    At September 30, 1996, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $8,409,421, were as follows:

           Appreciation               $2,753,676
           Depreciation                 (314,892)
                                      ----------
           Net appreciation on
            investments               $2,438,784
                                      ==========


    During the year, the Fund utilized its net realized loss carryforward of $22,394.

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996

6. OFFERING PRICE PER SHARE

    The public offering price is the net asset value plus a sales charge which varies in accordance with the amount of the purchase as follows:


                                      SALES CHARGE
                                   AS A PERCENTAGE OF
                 AMOUNT              OFFERING PRICE
                 ------            ------------------
           Less than $50,000             4.50%
           $50,000 but less
            than $100,000                4.00%
           $100,000 but less
            than $250,000                3.00%
           $250,000 but less
            than $500,000                2.50%
           $500,000 and over             2.00%

    The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 1995 to September 30, 1996, the Fund was advised that the Distributor received $52,077 of sales charges.

    Reduced sales charges are available through a right of accumulation and certain sales of Fund shares are made at net asset value per share, as specified in the Fund's Prospectus.

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

Ratings of a rating service represent the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security. It does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the rating characteristics used by Moody's and S&P.

RATINGS BY MOODY'S

Aaa - Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P RATINGS

AAA - Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.
A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.





                                     PART C

                               OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     (A)  FINANCIAL STATEMENTS:
          --------------------
          (i) Financial statements included in Part A of this Amendment to registration statement:

                    Audited financial information
                    (a)  Financial Highlights

          (ii) Financial statements included in Part B of this Amendment to registration statement:

                    Audited financial information
                    (a)  Report of Independent Accountants
                    (b)  Statement of Assets and Liabilities
                    (c)  Schedule of Investments
                    (d)  Statement of Operations
                    (e)  Statement of Changes in Net Assets
                    (f)  Financial Highlights
                    (g)  Notes to Financial Statement


Note: Schedules II, III, IV, V, VI and VII have been omitted as the required information is not present.

     (B)  EXHIBITS
          --------

          1    Articles of Incorporation

          2    Bylaws, as amended through December 2, 1996

          3    None

          5    Investment Advisory Agreement between the
                  Fund and Keeley Asset Management Corp.

          6.1  Underwriting Agreement between the Fund and
                  Keeley Investment Corp.

          6.2  Form of Broker/Dealer Agreement between
                  Keeley Investment Corp. and Dealers

          7    None

          8    Custodian Agreement between the Fund and
                  Firstar Trust Company

          9.1 Fund Accounting Servicing Agreement between the Fund and Firstar Trust Company

          9.2 Transfer Agent Agreement between the Fund and Firstar Trust Company

          9.3 Administration Agreement between the Fund and Sunstone Financial Group, Inc.

          9.4  Amendment No. 1 to the Administration
                  Agreement

          10   Opinion of Schwartz & Freeman

          11   Consent of Independent Public Accountants

          12   None

          13   Subscription Agreement with John L. Keeley, Jr.,
                  regarding initial capital and funding

          14   Individual Retirement Account Disclosure
                  Statement, Application and Transfer Form

          15   Distribution Plan

          16   Schedule of Computation of Performance Quotations

          17   Financial Data Schedule

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

          The information in the prospectus under the caption "Certain Stockholders" is incorporated by reference. Except as described therein, the Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item.

          The information in the prospectus under the caption "Management of the Fund" and in the Statement of Additional Information under the caption "Directors and Officers" is incorporated by reference.

ITEM 26.  NUMBERS OF HOLDERS OF SECURITIES
          --------------------------------


               (1)                           (2)
                                   Number of Record Holders
          Title of Class           as of December 31, 1996
     --------------------------------------------------------------------
          Common Stock                      1,072

ITEM 27.  INDEMNIFICATION
          ---------------

          Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Article Tenth of the Charter of the registrant (Exhibit 1 to this registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the charter shall not protect any person against any liability to the registrant or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
          ----------------------------------------------------

          The information in the prospectus under the caption "Management of the Fund - Investment Adviser" is incorporated by reference. Except as noted therein and below, neither Keeley Asset Management Corp., nor any of its directors or officers, has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its or his own account or in the capacity of director, officer, employee, partner or trustee.

ITEM 29.  PRINCIPAL UNDERWRITERS
          ----------------------

          (a) None

          (b) NAME AND PRINCIPAL      POSITION AND OFFICE   POSITION AND OFFICE
              BUSINESS ADDRESS        WITH UNDERWRITER      WITH REGISTRANT
              ------------------      -------------------   -------------------

              John L. Keeley, Jr.     Director, President   Director, President
              Keeley Investment Corp.  and Treasurer         and Treasurer
              401 South LaSalle Street
              Suite 1201
              Chicago, Illinois  60605

          (c) None

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS
          --------------------------------

          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant, Registrant's Custodian, Registrant's Transfer Agent and Registrant's Administrator as follows: the documents required to be maintained by paragraphs
(5), (6), (7), (10) and (11) of Rule 31a-l(b) will be maintained by the Registrant; the documents required to be maintained by paragraph (4) of Rule 31a-l(b) will be maintained by Registrant's Administrator; information described in Rule 31a-1(b)(2)(iv) shall be maintained by the Fund's Transfer Agent; and all other records will be maintained by the Registrant's Custodian.

ITEM 31.  MANAGEMENT SERVICES
          -------------------

          None

ITEM 32.  UNDERTAKINGS
          ------------

          None




                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois, on January 15,

1997. Registrant certifies that it meets all the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

                    KEELEY SMALL CAP VALUE FUND, INC.


                    By:  /S/ JOHN L. KEELEY, JR.
                         ----------------------------
                         John L. Keeley, Jr., President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Name                          Title                                 Date
----                          -----                                 ----

/S/ JOHN L. KEELEY, JR.    Director, President and Treasurer
-----------------------    (principal executive and financial
John L. Keeley, Jr.        officer)                                1/06/97



/S/ MICHAEL J. OBRIEN      Director                                1/06/97
-----------------------
Michael J. O'Brien


/S/ JOHN F LESCH           Director                                1/07/97
-----------------------
John F. Lesch


/S/ JOHN G. KYLE           Director                                1/10/97
-----------------------
John G. Kyle


/S/ ELWOOD P. WALMSLEY     Director                                1/15/97
-----------------------
Elwood P. Walmsley





                                 EXHIBIT INDEX

                                                                 SEQUENTIALLY
EXHIBIT NUMBER                    DESCRIPTION                    NUMBERED PAGE
--------------                    -----------                    -------------

     1         Articles of Incorporation

     2         Bylaws, as amended through December 2, 1996

     3         None

     5         Investment Advisory Agreement between the
                  Fund and Keeley Asset Management Corp.

     6.1       Underwriting Agreement between the Fund and
                  Keeley Investment Corp.

     6.2       Form of Broker/Dealer Agreement between
                  Keeley Investment Corp. and Dealers

     7         None

     8         Custodian Agreement between the Fund and
                 Firstar Trust Company

     9.1       Fund Accounting Servicing Agreement between
                 the Fund and Firstar Trust Company

     9.2       Transfer Agent Agreement between the Fund
                  and Firstar Trust Company

     9.3       Administration Agreement between the Fund
                 and Sunstone Financial Group, Inc.

     9.4       Amendment No. 1 to the Administration
                 Agreement

     10        Opinion of Schwartz & Freeman

     11        Consent of Independent Public Accountants

     12        None

     13        Subscription Agreement with John L. Keeley, Jr.,
                 regarding initial capital and funding

     14        Individual Retirement Account Disclosure
                  Statement, Application and Transfer Form

     15        Distribution Plan

     16        Schedule of Computation of Performance Quotations

     17        Financial Data Schedule





                                                                  EXHIBIT 1

                           ARTICLES OF INCORPORATION
                       KEELEY SMALL CAP VALUE FUND, INC.

     The undersigned, being a natural person and acting as incorporator, hereby adopts the following articles of incorporation for the purpose of forming a business corporation under and by virtue of the General Laws of the State of Maryland.

  FIRST.    INCORPORATION.  The incorporator is Stephen E. Goodman, who is at least eighteen years of age and whose address is 401 North Michigan Avenue, Suite 1900, Chicago, Illinois 60611. He is forming the corporation named in these articles of incorporation under the General Laws of the State of Maryland.

  SECOND.   NAME.  The name of the corporation is KEELEY SMALL CAP VALUE FUND,
INC.

  THIRD.    PURPOSES.  The purposes for which the corporation is formed are:

  1. To engage in the business of an open-end, diversified investment company registered under the Investment Company Act of 1940.

  2. To invest and reinvest in, to buy or otherwise acquire, to hold for investment or otherwise, and to sell or otherwise dispose of:

           a. Securities of all kinds, however evidenced, and rights or warrants to acquire securities, of private and public companies, corporations, associations, trusts and other enterprises and organizations;

           b. Obligations issued or guaranteed by national and state governments and their instrumentalities and subdivisions;

           c. Deposits in banks, savings banks, trust companies and savings and loan associations;

           d.   Assets and interests other than securities or deposits.

  FOURTH.   PRINCIPAL OFFICE AND RESIDENT AGENT.  The post office address of the principal office of the corporation in the State of Maryland is c/o Prentice-Hall Corporation System, Maryland, 11 East Chase Street, Baltimore City, Maryland 21202. The name and post office address of the resident agent of the corporation in the State of Maryland is The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The resident agent is a Maryland corporation.

  FIFTH.    CAPITAL STOCK.

  A. AUTHORIZED STOCK. The total number of shares of capital stock that the corporation shall have authority to issue is 10,000,000 shares, all of one class called common stock, $0.01 par value per share (common stock), having an aggregate par value of $100,000.

  B. SALE OF SHARES. The board of directors may authorize the sale and issuance from time to time of shares of common stock, whether now or hereafter authorized, for such consideration as the board of directors considers advisable, but not less than par value, subject to such limitations as may be set forth in these articles of incorporation, the bylaws, the General Laws of the State of Maryland and other applicable laws.

  C. FRACTIONAL SHARES. Stock may be issued in fractions of whole shares, to which attach pro rata all of the rights of whole shares, including the right of voting and of receipt of dividends, except that there shall be no right of receipt of a certificate representing any fraction of a whole share.

  D. NO PREEMPTIVE RIGHTS. No holder of shares of the corporation, whether now or hereafter authorized, shall be entitled as a matter of right to acquire from the corporation any shares of the corporation, whether now or hereafter authorized.

  SIXTH.    REDEMPTION OF SHARES.  Any stockholder of the corporation, by delivery to the corporation of an order for redemption in good form, may at any time require the corporation to redeem all or any part of the shares of common stock registered in the name of such stockholder, except as specified below at the net asset value of the shares which is next computed after the time of receipt for any order of redemption on that date.

  An order for redemption in good form shall mean receipt by the corporation or its designated agent of a written unconditional and irrevocable instruction of the stockholder to redeem, in form acceptable to the corporation or its designated agent, together with any certificates which may have been issued therefor, endorsed or accompanied by proper instrument of transfer, and such other documents as the corporation or its designated agent may require.

  The corporation may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the corporation, in lieu of money, valuing such securities at their value employed for determining the net asset value governing such redemption price, and selecting the securities in such manner as may be determined to be fair and equitable by or under the authority of the board of directors.

  The net asset value shall be determined as of such times as the board of directors shall prescribe by resolution. In the absence of any such resolution of the board of directors, the net asset value shall be determined as of the time of the close of trading on the New York Stock Exchange on any day on which that exchange is open for trading and there is a purchase or redemption of shares of the corporation.

  The net asset value of each share of the corporation shall be determined by or under the authority of the board of directors in accordance with the provisions of, and the rules of the Securities and Exchange Commission under, the Investment Company Act of 1940, and as to matters of accounting, in conformity with generally accepted accounting principles. The board of directors may appoint persons to assist it in the determination of the value of assets, liabilities and net asset value per share, and to make the actual calculations pursuant to the direction of the board of directors.

  SEVENTH. BYLAWS. The board of directors is authorized to adopt, alter and repeal the bylaws of the corporation, except to the extent that the bylaws provide otherwise.

  EIGHTH.   BOARD OF DIRECTORS.

  1. The total number of directors constituting the board of directors of the corporation shall be three, which number may be increased from time to time in accordance with the bylaws of the corporation but shall not be less than three. No decrease in the number of directors shall have the effect of shortening the term of any director then in office.

  2. The names of the persons who will serve as the initial directors of the corporation are as follows:

            John L. Keeley, Jr.
            Michael J. O'Brien
            John L. Lesch

  3. Any vacancy occurring in the board of directors may be filled by a majority of the directors in office. A new directorship resulting from an increase in the number of directors shall be construed not to be a vacancy. Any director elected to fill a vacancy shall have the same remaining term as that of the predecessor.

  4. A majority of the total number of directors fixed in the bylaws shall be required to constitute a quorum at meetings of the board of directors.

  NINTH.    MAJORITY VOTES OF STOCKHOLDERS.  Notwithstanding any provision of the laws of the State of Maryland requiring approval by the stockholders of any action by the affirmative vote of a greater proportion than a majority of the votes entitled to be cast on the matter, any such action may be taken or authorized upon the concurrence of a majority of the number of votes entitled to be cast thereon.

  TENTH.    INDEMNIFICATION.  The corporation shall, to the fullest extent permitted by the Maryland General Corporation Law, as the same may be amended and supplemented, and, without limiting the generality of the foregoing, in accordance with Section 2-418 of said Maryland General Corporation Law, indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities or other matters referred to in or covered by said Maryland General Corporation Law.

  ELEVENTH. LIABILITY OF DIRECTORS AND OFFICERS. The liability of the directors of the corporation is limited to the fullest extent permitted by the provisions of Section 2-405.2 of the Maryland General Corporation Law, as the same may be amended and supplemented.

  TWELFTH. AMENDMENT OF ARTICLES OF INCORPORATION. The corporation reserves the right to amend, alter, change or repeal any provision contained in its articles of incorporation, in the manner now or hereafter prescribed by statute, and any rights conferred upon the stockholders are granted subject to this reservation.

  IN WITNESS WHEREOF, I have signed these articles of incorporation and have acknowledged the same to be my act on this 14th day of May, 1993.

                    /s/Stephen E. Goodman
                    ---------------------
                    Stephen E. Goodman






                                                                  EXHIBIT 2

                                    BY-LAWS
                                       OF
                       KEELEY SMALL CAP VALUE FUND, INC.

                     (As amended through December 2, 1996)

                                   ARTICLE I
                                   ---------

                                    OFFICES
                                    -------

     The corporation shall continuously maintain in the State of Maryland a registered office and a registered agent whose office is identical with such registered office, and may have other offices within or without the state.


                                   ARTICLE II
                                   ----------

                                  STOCKHOLDERS
                                  ------------

   2.1 ANNUAL MEETING. An annual meeting of the stockholders shall be held at such place, either within or without the State of Illinois, and time as may be determined by resolution of the board of directors. The corporation shall not be required to hold an annual meeting in any year in which the election of directors is not required to be acted upon under the Investment Company Act of 1940.

   2.2    SPECIAL MEETINGS.
          (a) Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by the Maryland General Corporation Law, may be called by the president or the board of directors, or by the secretary in the event that the holders of at least 10% of all of the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date and deliver to the corporation one or more written demands for the meeting describing one or more purposes for which it is to be held. The corporation shall give notice of such a special meeting within thirty (30) days after the date that the demand is delivered to the corporation.

          (b) Whenever ten or more stockholders of record who have been such for at least six (6) months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least Twenty-Five Thousand Dollars ($25,000) or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the corporation's secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting pursuant to subsection
(a) above and accompanied by a form of communication and request which they wish to transmit, the secretary shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          (c)  If the secretary elects to follow the course specified in clause
(2) of subsection (b) above, the secretary, upon the written request of such applicant, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record as of a date selected by the corporation at their addresses as recorded on the books, unless within five (5) business days after such tender the secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the board of directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          (d) After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the board of directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

   2.3 NOTICE OF MEETINGS. Written notice stating the place, date, and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than ninety (90) days before the date of the meeting, or in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets not less than twenty (20) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the president, or the secretary, or the officer or persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his or her address as it appears on the records of the corporation, with postage thereon prepaid. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.

   2.4 FIXING OF RECORD DATE. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend, or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of shares or for the purpose of any other lawful action, the board of directors of the corporation may fix in advance a record date which shall not be more than ninety (90) days and, for a meeting of stockholders, not less than ten (10) days. If no record date is fixed, the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be the later of the date on which notice of the meeting is mailed or the thirtieth (30th) day before the meeting, and the record date for the determination of stockholders for any other purpose shall be the date on which the board of directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting.

   2.5 QUORUM. The holders of a majority of the outstanding shares of the corporation entitled to vote on a matter, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders; provided that if less than a majority of the outstanding shares are represented at said meeting, a majority of the shares so represented may adjourn the meeting at any time without further notice. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting shall be the act of the stockholders, unless the vote of a greater number or voting by classes is required by The Maryland General Corporation Law, the articles of incorporation or these by-laws. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting. Withdrawal of stockholders from any meeting shall not cause failure of a duly constituted quorum at that meeting.

   2.6 PROXIES. A stockholder may appoint a proxy to vote or otherwise act for him or her by signing an appointment form and delivering it to the person so appointed.

   No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy continues in full force and effect until revoked by the person executing it prior to the vote pursuant thereto, except as otherwise provided herein. Such revocation may be effected by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or by attendance at the meeting and voting in person by, the person executing the proxy. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed.

   An appointment of a proxy is revocable by the stockholder unless the appointment form conspicuously stated that it is irrevocable and the appointment is coupled with an interest in the shares or in the corporation generally. An appointment made irrevocable as provided herein becomes revocable when the interest in the proxy terminates. A transferee for value of shares subject to an irrevocable appointment may revoke the appointment if the transferee was ignorant of its existence when the share were acquired and both the existence of the appointment and its revocability were not noted conspicuously on the certificate (or information statement for shares without certificates) representing the shares.

   The death or incapacity of the stockholder appointing a proxy does not revoke the proxy's authority unless notice of the death or incapacity is received by the officer or agent who maintains the corporation's share transfer book before the proxy exercises his or her authority under the appointment.

   Unless the appointment of a proxy contains an express limitation on the proxy's authority, a corporation may accept the proxy's vote or other action as that of the stockholder making the appointment. If the proxy appointed fails to vote or otherwise act in accordance with the appointment, the stockholder is entitled to such legal or equitable relief as is appropriate in the circumstances.

   2.7 VOTING OF SHARES. Except as otherwise provided in the articles of incorporation or the Maryland General Corporation Law, each outstanding share, regardless of class, shall be entitled to one (1) vote upon each matter submitted to vote at a meeting of stockholders.

   2.8 VOTING OF SHARES BY CERTAIN HOLDERS. Shares of the corporation's own stock held by the corporation in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding shares entitled to vote at any given time.

   Shares registered in the name of another corporation, domestic or foreign, may be voted by any officer agent, proxy or other legal representative authorized to vote such shares under the law of incorporation of such corporation. The president or other person holding the position of chief executive officer of such other corporation may be treated as authorized to vote such shares, together with any other person indicated and any other holder of an office indicated by the corporate stockholder to the corporation as a person or an office authorized to vote such shares.

   Shares registered in the name of a deceased person, a minor ward or a person under legal disability may be voted by his or her administrator, executor, or court appointed guardian, either in person or by proxy without a transfer of such shares into the name of such administrator, executor, or court appointed guardian. Shares registered in the name of a trustee may be voted by him or her, either in person or by proxy.

   Shares registered in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his or her name if authority so to do is contained in an appropriate order of the court by which such receiver was appointed.

   A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

   Any number of stockholders may create a voting trust for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent their share, for a period not to exceed ten (10) years, by entering into a written voting trust agreement specifying the terms and conditions of the voting trust, and by transferring their shares to such trustee or trustees for the purpose of the agreement. Any such trust agreement shall not become effective until a counterpart of the agreement is deposited with the corporation at its registered office. The counterpart of the voting trust agreement so deposited with the corporation shall be subject to the same right of examination by a stockholder of the corporation, in person or by agent or attorney, as is the record of the stockholders of the corporation, and shall be subject to examination by any holder of a beneficial interest in the voting trust, either in person or by agent or attorney, at any reasonable time for any proper purpose.

   2.9 INSPECTORS. At any meeting of stockholders, the presiding officer may, or upon the request of any stockholder shall, appoint one (1) or more persons as inspectors for such meeting.

   Such inspectors shall ascertain and report the number of shares represented at the meeting, based upon their determination of the validity and effect of proxies; count all votes and report the results; and do such other acts as are proper to conduct the election and voting with impartiality and fairness to all the stockholders.

   Each report of an inspector shall be in writing and signed by him or by a majority of them if there be more than one (1) inspector acting at such meeting. If there is more than one (1) inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

   2.10 INFORMAL ACTION BY STOCKHOLDERS. Any action required to be taken at any annual or special meeting of the stockholders of the corporation, or any other action which may be taken at a meeting of the stockholders, may be taken without a meeting and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all of the stockholders entitled to vote with respect to the subject matter thereof.

   2.11 VOTING BY BALLOT. Voting on any question or in any election may be by voice unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.


                                  ARTICLE III
                                  -----------

                                   DIRECTORS
                                   ---------

   3.1 GENERAL POWERS. The business of the corporation shall be managed by its board of directors.

   3.2 NUMBER, TENURE AND QUALIFICATIONS. The number of directors of the corporation shall be not less than three (3) nor more than fifteen (15). Except as provided in Section 3.13 of this Article, each director shall hold office until the next annual meeting of stockholders or until his successor shall have been elected and qualified. Directors need not be residents of Maryland or stockholders of the corporation. The number of directors may be increased or decreased from time to time by the amendment of this section; but no decrease shall have the effect of shortening the term of any incumbent director.

   3.3 REGULAR MEETINGS. A regular meeting of the board of directors shall be held without other notice than this by-law, immediately after the annual meeting of stockholders. The board of directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

   3.4 SPECIAL MEETINGS. Special meetings of the board of directors may be called by or at the request of the president or any director. The person or persons authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors called by them.

   3.5    NOTICE.  Notice of any special meeting shall be given at least ten
(10) days previous thereto by written notice to each director at his business address as it appears in records of the corporation. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegram company. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

   3.6 QUORUM. A majority of the number of directors provided for by these by-laws shall constitute a quorum for transaction of business at any meeting of the board of directors, provided that if less than a majority of such number of directors are present at said meeting, a majority of the directors present may adjourn the meeting at any time without further notice. Unless specifically prohibited by the articles of incorporation or these by-laws, members of the board of directors or of any committee of the board of directors may participate in and act at any meeting of such board or committee through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other; provided, however, that the board of directors shall not use a conference telephone or other communication equipment to hold a meeting at which an investment advisory agreement, selection of auditors or Rule 12b-1 distribution plan is renewed or approved. Participation in such meeting shall constitute attendance and presence in person at the meeting of the person or persons so participating.

   3.7 MANNER OF ACTING. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless the act of a greater number is required by statute, these by-laws, or the articles of incorporation.

   3.8 VACANCIES. Any vacancy occurring in the board of directors and any directorship to be filled by reason of an increase in the number of directors, may be filled by election at an annual meeting or at a special meeting of stockholders called for that purpose. Alternatively in the case of vacancies arising between stockholder meetings, whether by reason of an increase in the number of directors or otherwise, the vacancies may be filled by the majority vote of the remaining directors though not constituting a quorum. A director elected by the stockholders to fill a vacancy shall hold office for the balance of the term for which he or she was elected. A director appointed to fill a vacancy shall serve until the next meeting of the stockholders at which directors are to be elected.

   3.9 ACTION WITHOUT A MEETING. Unless specifically prohibited by the articles of incorporation or by-laws, any action required to be taken at a meeting of the board of directors, or any other action which may be taken at a meeting of the board of directors, or of any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the directors entitled to vote with respect to the subject matter thereof, or by all the members of such committee, as the case may be; provided, however, that the board of directors shall not approve or renew an investment advisory agreement, selection of auditors or Rule 12b-1 distribution plan by written consent. Any such consent signed by all the directors or all the members of the committee shall have the same effect as a unanimous vote, and may be stated as such in any document filed with the Secretary of State or with anyone else.

   3.10 COMPENSATION. The board of directors, by the affirmative vote of a majority of directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the corporation as directors, officers, or otherwise. By resolution of the board of directors the directors may be paid their expenses, if any, of attendance at each meeting of the board. No such payment previously mentioned in this section shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

   3.11 PRESUMPTION OF ASSENT. A director of the corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be conclusively presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

   3.12 COMMITTEES. A majority of the directors may create one (1) or more committees and appoint members of the board to serve on the committee or committees. Each committee shall have two (2) or more members, who serve at the pleasure of the board.

          (a) Unless the appointment by the board of directors requires a greater number, a majority of any committee shall constitute a quorum and a majority of a quorum is necessary for committee action. A committee may act by unanimous consent in writing without a meeting, and subject to the provisions of the by-laws or action by the board of directors, the committee by majority vote of its members shall determine the time and place of meetings and the notice required therefor.

          (b) To the extent specified by the board of directors or in the articles of incorporation or these by-laws, each committee may exercise the authority of the board of directors under Section 2-411 of the Maryland General Corporation Law; provided, however, a committee may not:

               (i)   authorize dividends or distributions on stock;

               (ii) issue stock, except as permitted under Section 20411(b) of the Maryland General Corporation Law;

               (iii) recommend to stockholders any act required by law to be approved by stockholders;

               (iv)  amend the by-laws; or

               (v) approve any merger or share exchange which does not require stockholder approval;

Vacancies in the membership of the committee shall be filled by the board of directors at a regular or special meeting of the board of directors. The executive committee shall keep regular minutes of its proceedings and report the same to the board when required.

   3.13 REMOVAL OF DIRECTORS. Any director may be removed, with or without cause, at a meeting of stockholders by the affirmative vote of the holders of a majority of the outstanding shares then entitled to vote at an election of directors.


                                   ARTICLE IV
                                   ----------

                                    OFFICERS
                                    --------

   4.1 NUMBER. The officers of the corporation shall be a president, a treasurer, a secretary, and such vice presidents, assistant treasurers, assistant secretaries or other officers as may be elected by the board of directors. Any two (2) or more offices may be held by the same person, except the office president and vice president.

   4.2 ELECTION AND TERM OF OFFICE. The officers of the corporation shall be elected annually by the board of directors at the first meeting of the board of directors held after each annual meeting of stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Vacancies may be filled or new offices created and filled at any meeting of the board of directors. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her death or until he or she shall resign or shall have been removed in the manner hereinafter provided. Election of an officer shall not of itself create contract rights.

   4.3 REMOVAL. Any officer elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

   4.4 PRESIDENT. The president shall be the principal executive officer of the corporation. Subject to the direction and control of the board of directors he or she shall be in charge of the business of the corporation; shall see that the resolutions and directions of the board of directors are carried into effect except in those instances in which that responsibility is specifically assigned to some other person by the board of directors; and, in general, shall discharge all duties incident to the office of president and such other duties as may be prescribed by the board of directors from time to time. He or she shall preside at all meetings of the stockholders and of the board of directors. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the corporation or a different mode of execution is expressly prescribed by the board of directors or these by-laws, he or she may execute for the corporation certificates for its shares, and any contracts, deeds, mortgages, bonds, or other instruments which the board of directors has authorized to be executed, and he or she may accomplish such execution either under or without the seal of the corporation and either individually or with the secretary, any assistant secretary, or any other officer thereunto authorized by the board of directors, according to the requirements of the form of the instrument. He or she may vote all securities which the corporation is entitled to vote except as and to the extent such authority shall be vested in a different officer or agent of the corporation by the board of directors.

   4.5 THE VICE-PRESIDENT(S). The vice-president(s), if any, shall assist the president in the discharge of his or her duties as the president may direct and shall perform such other duties as from time to time may be assigned to him by the president or by the board of directors. In the absence of the president or in the event of his inability or refusal to act, the vice-president (or in the event there be more than one (1) vice-president, the vice-presidents in the order designated by the board of directors, or by the president if the board of directors has not made such a designation, or in the absence of any designation, then in the order of seniority of tenure as vice-president) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the corporation or a different mode of execution is expressly prescribed by the board of directors or these by-laws, the vice-president (or each of them if there are more than one (1)) may execute for the corporation certificates for its shares and any contracts, deeds, mortgages, bonds or other instruments which the board of directors has authorized to be executed, and he or she may accomplish such execution either under or without the seal of the corporation and either individually or with the secretary, any assistant secretary, or any other officer thereunto authorized by the board of directors, according to the requirements of the form of the instrument.

   4.6 THE TREASURER. The treasurer shall be the principal accounting and financial officer of the corporation. He or she shall: (a) have charge of and be responsible for the maintenance of adequate books of account for the corporation; (b) have charge and custody of all funds and securities of the corporation, and be responsible therefor and for the receipt and disbursement thereof; and (c) perform all the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him or her by the president or by the board of directors. If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the board of directors may determine.

   4.7 THE SECRETARY. The secretary shall: (a) record the minutes of the stockholders' and of the board of directors' meetings in one (1) or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these by-laws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation; (d) keep a register of the post-office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) sign with the president, or a vice-president, or any other officer thereunto authorized by the board of directors, certificates for shares of the corporation, the issue of which shall have been authorized by the board of directors, and any contracts, deeds, mortgages, bonds, or other instruments which the board of directors has authorized to be executed, according to the requirements of the form of the instrument, except when a different mode of execution is expressly prescribed by the board of directors or these by-laws; (f) have general charge of the stock transfer books of the corporation; (g) have authority to certify the by-laws, resolutions of the stockholders and board of directors and committees thereof, and other documents of the corporation as true and correct copies thereof, and (h) perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him or her by the president or by the board of directors.

   4.8 ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. The assistant treasurers and assistant secretaries shall perform such duties as shall be assigned to them by the treasurer or the secretary, respectively, or by the president or the board of directors. The assistant secretaries may sign with the president, or a vice-president, or any other officer thereunto authorized by the board of directors, certificates for shares of the corporation, the issue of which shall have been authorized by the board of directors, and any contracts, deeds, mortgages, bonds, or other instruments which the board of directors has authorized to be executed, according to the requirements of the form of the instrument, except when a different mode of execution is expressly prescribed by the board of directors or these by-laws. The assistant treasurers shall respectively, if required by the board of directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the board of directors shall determine.

   4.9 SALARIES. The salaries of the officers shall be fixed from time to time by the board of directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

                                   ARTICLE V
                                   ---------

                     CONTRACTS, LOANS, CHECKS AND DEPOSITS
                     -------------------------------------

   5.1 CONTRACTS. The board of directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

   5.2 LOANS. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

   5.3 CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the board of directors.

   5.4 DEPOSITS. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as the board of directors may select.


                                   ARTICLE VI
                                   ----------

                   CERTIFICATES FOR SHARES AND THEIR TRANSFER
                   ------------------------------------------

   6.1 CERTIFICATES FOR SHARES. The issued shares of a corporation shall be represented by certificates or shall be uncertified shares. Certificates representing shares of the corporation shall be signed by the appropriate corporate officers and may be sealed with the seal, or a facsimile of the seal, of the corporation, if the corporation uses a seal. In case the seal of the corporation is changed after the certificate is sealed with the seal or a facsimile of the seal of the corporation, but before it is issued, the certificate may be issued by the corporation with the same effect as if the seal had not been changed. If a certificate is countersigned by a transfer agent or registrar, other than the corporation itself or its employee, any other signatures or countersignature on the certificate may be facsimiles. In case any officer of the corporation, or any officer or employee of the transfer agent or registrar who has signed or whose facsimile signature has been placed upon such certificate ceases to be an officer of the corporation, or an officer or employee of the transfer agent or registrar before such certificate is issued, the certificate may be issued by the corporation with the same effect as if the officer of the corporation, or the officer or employee of the transfer agent or registrar had not ceased to be such at the date of its issue.

   Each certificate representing shares shall also state:

          (a) That the corporation is organized under the laws of the State of Maryland.

          (b)  The name of the person to whom issued.

          (c) The number and class of shares, and the designation of the series, if any, which such certificate represents.

   No certificate shall be issued for any share until such share is fully paid.

   Unless otherwise provided by the articles of incorporation or by-laws, the board of directors of a corporation may provide by resolution that its shares shall be uncertificated shares, provided that such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Within a reasonable time after the issuance or transfer of uncertificated shares, the corporation shall send to the registered owner thereof a written notice containing the information required on certificates pursuant to Section 2-211 of the Maryland General Corporation Law. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shared and rights and obligations of the holders of certificates representing shares of the same class and series shall be identical.

   The name and address of each stockholder, the number and class of shares held and the date on which the certificates for the shares were issued shall be entered on the books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed the owner thereof for all purposes as regards the corporation.

   6.2 LOST CERTIFICATES. If a certificate representing shares has allegedly been lost or destroyed the board of directors may in its discretion, except as may be required by law, direct that a new certificate be issued upon such indemnification and other reasonable requirements as it may impose.

   6.3 TRANSFERS OF SHARES. Transfers of shares of the corporation shall be recorded on the books of the corporation and, except in the case of a lost or destroyed certificate, on surrender for cancellation of the certificate for such shares. A certificate presented for transfer must be duly endorsed and accompanied by proper guaranty of signature and other appropriate assurances that the endorsement is effective. Transfer of an uncertificated share shall be made on receipt by the corporation of an instruction from the registered owner or other appropriate person. The instruction shall be in writing or a communication in such form as may be agreed upon in writing by the corporation.


                                  ARTICLE VII
                                  -----------

                                   CUSTODIAN
                                   ---------

   7.1 QUALIFICATIONS. The corporation shall at all times employ, pursuant to a written contract, a bank or trust company having an aggregate capital, surplus and undivided profits (as shown in its last published report) of a least $2,000,000 as custodian to hold the funds and securities of the corporation.

   7.2 CONTRACT. Such contract shall be upon such terms and conditions and may provide for such compensation as the board of directors deems necessary or appropriate, provided such contract shall further provide that the custodian shall deliver securities owned by the corporation only upon sale of such securities for the account of the corporation and receipt of payment therefor by the custodian or when such securities may be called, redeemed, retired or otherwise become payable. Such limitation shall not, however, prevent:

          (a) the delivery of securities for examination to the broker selling the same in accord with the "street delivery" custom whereby such securities are delivered to such broker in exchange for a delivery receipt exchanged on the same day for an uncertified check of such broker to be presented on the same day for certification;

          (b) the delivery of securities of an issuer in exchange for or conversion into other securities alone or cash and other securities pursuant to any plan of merger, consolidation, reorganization, recapitalization or readjustment of the securities of such issuer;

          (c) the conversion by the custodian of securities owned by the corporation pursuant to the provisions of such securities into other securities;

          (d) the surrender by the custodian of warrants, rights or similar securities owned by the corporation in the exercise of such warrants, rights or similar securities, or the surrender of interim receipts or temporary securities for definitive securities;

          (e) the delivery of securities as collateral on borrowing effected by the corporation;

          (f) the delivery of securities owned by the corporation as a redemption in kind of securities issued by the corporation.

The custodian shall deliver funds of the corporation only upon the purchase of securities for the portfolio of the corporation and the delivery of such securities to the custodian, but such limitation shall not prevent the release of funds by the custodian for payment of interest, dividend disbursements, taxes and management fees, for payments in connection with the conversion, exchange or surrender of securities owned by the corporation as set forth in subparagraphs
(b), (c) and (d) above and for operating expenses of the corporation.

   7.3 TERMINATION OF CONTRACT. The contract of employment of the custodian shall be terminable by either party on sixty (60) days written notice to other party. Upon any termination, the board of directors shall use its best efforts to obtain a successor custodian, but lacking success in the appointment of a successor custodian, the question of whether the corporation shall be liquidated or shall function without a custodian shall be submitted to the stockholders before delivery of any funds or securities of the corporation to any person other than a successor custodian, including a temporary successor selected by the retiring custodian. If a successor custodian is found, the retiring custodian shall deliver funds and securities owned by the corporation directly to the successor custodian.

   7.4 AGENTS OF CUSTODIAN. The provisions of any other section of these by-laws to the contrary notwithstanding, any contract of employment of a custodian to hold the funds and securities of the corporation may authorize the custodian, upon approval of the board of directors, to appoint other banks or trust companies meeting the requirements of this article, domestic and foreign (including domestic and foreign branches), to perform all or a part of the duties of the custodian under its contract with the corporation.

   7.5 NEGOTIABLE INSTRUMENTS. Except as otherwise authorized by the board of directors, all checks and drafts for the payment of money shall be signed in the name of the corporation by the custodian, and all requisitions or orders for the payment of money by the custodian or for the issue of checks and drafts therefor, all promissory notes, all assignments of shares or securities standing in the name of the corporation, and all requisitions or orders for the assignment of shares or securities standing in the name of the custodian or its nominee, or for the execution of powers to transfer the same, shall be signed in the name of the corporation by not less than two (2) of its officers.
Promissory notes, checks or drafts payable to the corporation may be endorsed only to the order of the custodian or its agent.


                                  ARTICLE VIII
                                  ------------

                                  FISCAL YEAR
                                  -----------

   The fiscal year of the corporation shall be fixed by resolution of the board of directors.

                                   ARTICLE IX
                                   ----------

                                   DIVIDENDS
                                   ---------

   9.1 The board of directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its articles of incorporation.

   9.2 The board of directors shall cause any dividend payment to be accompanied by a written statement if paid wholly or partly from any source other than:

          (a) the corporation's accumulated undistributed net income, determined in accordance with generally accepted accounting principles and the rules and regulations of the Securities and Exchange Commission applicable to investment companies registered under the Investment Company Act of 1940 ("Registered Investment Companies") then in effect, and not including profits or losses realized upon the sale of securities or other properties; or

          (b) the corporation's net income so determined for the current or preceding fiscal year.

Such statement shall adequately disclose the source or sources of such payment and the basis of calculation, and shall be in such form as the Securities and Exchange Commission may prescribe as applicable to Registered Investment Companies.


                                   ARTICLE X
                                   ---------

                                      SEAL
                                      ----

   The corporate seal may have inscribed thereon the name of the corporation and the words "Corporate Seal, Maryland". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced, provided that the affixing of the corporate seal to an instrument shall not give the instrument additional force or effect, or change the construction thereof, and the use of the corporate seal is not mandatory.


                                   ARTICLE XI
                                   ----------

                                WAIVER OF NOTICE
                                ----------------

   Whenever any notice is required to be given under the provisions of these by-laws or under the provisions of the articles of incorporation or under the provisions of the Maryland General Corporation Law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance at any meeting shall constitute waiver of notice thereof unless the person at the meeting objects to the holding of the meeting because proper notice was not given.

                                  ARTICLE XII
                                  -----------

                                   AMENDMENTS
                                   ----------

   Unless the power to make, alter, amend or repeal by-laws is reserved to the stockholders by the articles of incorporation, the by-laws of the corporation may be made, altered, amended or repealed by the stockholders or the board of directors; provided, however, that Section 2.5 of Article II, Section 3.6 of
Article III, Article VII and Section 9.2 of Article IX may be altered, amended or updated only with the approval of the holders of a "majority of the outstanding voting securities" of the corporation, as that term is defined in
Section 2(a)(40) of the Investment Company Act of 1940.






                                                                  EXHIBIT 5

                         INVESTMENT ADVISORY AGREEMENT

  KEELEY SMALL CAP VALUE FUND, INC., a Maryland corporation (the "Fund"), and KEELEY ASSET MANAGEMENT CORP., an Illinois corporation (the "Adviser"), agree that:

  1. ENGAGEMENT OF THE ADVISER. The Adviser shall manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the board of directors of the Fund, for the period and on the terms set forth in this Agreement. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Fund's articles of incorporation, bylaws, and to the provisions of any applicable law. The Adviser shall be deemed for all purposes to be an independent contractor and not an agent of the Fund, and unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way.

       The Adviser is authorized to make the decisions to buy and sell securities of the Fund, to place the Fund's portfolio transactions with securities broker-dealers, and to negotiate the terms of such transactions, including brokerage commissions on brokerage transactions, on behalf of the Fund. The Adviser is authorized to exercise discretion within the Fund's policy concerning allocation of its portfolio brokerage, including allocation to brokers who provide research and other services to the Fund, and to Keeley Investment Corp., as permitted by law, and in each case in so doing shall not be required to make any reduction in its investment advisory fees.

  2. EXPENSES TO BE PAID BY THE ADVISER. The Adviser shall furnish, at its own expense, office space to the Fund and all necessary office facilities, equipment and personnel for managing the assets of the Fund. The Adviser shall also assume and pay all other expenses incurred by it in connection with managing the assets of the Fund.

  3. EXPENSES TO BE PAID BY THE FUND. The Fund shall pay all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities and other property and of its transfer agents, registrars and its dividend disbursing and redemption agents, if any; all payments to the Administrator; all charges of legal counsel and of independent auditors; dues organizational expenses of the Fund; all expenses in determination of price computations, placement of securities orders and related bookkeeping; all compensation of directors other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Fund; all 12b-1 plan expenses; all expenses of publication of notices and reports to its shareholders; all expenses of proxy solicitations of the Fund or its board of directors; all taxes and corporate fees payable to federal, state or other governmental agencies, domestic or foreign; all stamp or other transfer taxes; all expenses of printing and mailing certificates for shares of the Fund; and all expenses of bond and insurance coverage required by law or deemed advisable by the Fund's board of directors. In addition to the payment of expenses, the Fund shall also pay all brokers' commissions and other charges relative to the purchase and sale of Portfolio securities, and all other expenses not paid by the Administrator.

  4. COMPENSATION OF THE ADVISER. For the services to be rendered and the charges and expenses to be assumed and to be paid by the Adviser hereunder, the Fund shall pay to the Adviser a monthly fee of 1/12 of 1% of the net asset value of the Fund, as determined on a daily basis, which fee shall be payable monthly on or before the 15th day immediately following each month.

  5. LIMITATION OF EXPENSES OF THE FUND. During the term of this Agreement, the total expenses of the Fund, exclusive of fees paid to the Adviser pursuant to Paragraph 4 above, shall not in any fiscal year exceed the lower of 21/2% of the average net asset value of the Fund as determined by valuations made on a daily basis or the maximum amount permitted by any state in which the Fund qualifies to sell shares, and the Adviser agrees to waive a portion of its compensation or to pay any excess expenses or to reimburse the Fund for any sums expended for such expenses in excess of that amount on a monthly basis. For this purpose, brokers' commissions and other charges for extraordinary items, such as litigation, relative to the purchase and sale of portfolio securities shall not be regarded as expenses.

  6. SERVICES OF THE ADVISER NOT EXCLUSIVE. The services of the Adviser to the Fund hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired by such other activities.

  7. SERVICES OTHER THAN AS THE ADVISER. Within the limits permitted by law the Adviser may receive compensation from the Fund for services performed by it for the Fund which are not within the scope of the duties of the Adviser under this Agreement.

  8. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable to the Fund or its shareholders for any loss suffered by the Fund or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, in connection with or pursuant to this Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under this Agreement.

  9. DURATION, RENEWAL AND TERMINATION. This Agreement shall continue in effect until two years from the date of its execution, and thereafter from year to year only so long as such continuance is specifically approved at least annually by the board of directors of the Adviser and by either the board of directors of the Fund (including a majority of those directors who are not parties to this Agreement or "interested persons" of any such party) or by vote of the holders of a "majority of the outstanding shares of the Fund" (which term as used throughout this Agreement shall be construed in accordance with the definition of "vote of a majority of the outstanding voting securities of a company" in section 2(a)(42) of the Investment Company Act of 1940). This Agreement may be terminated by action of a majority of the directors of the Fund or by the holders of a majority of the outstanding shares of the Fund upon sixty
(60) days written notice to the Adviser.

  10. AMENDMENT. This Agreement may not be amended without the affirmative vote of a majority of the directors of the Fund and of the holders of a majority of the outstanding shares of the Fund.

Dated:  September 8, 1993               KEELEY SMALL CAP VALUE FUND, INC.

               By: /s/ John L. Keeley, Jr.
                   -----------------------


                                        KEELEY ASSET MANAGEMENT CORP.
               By: /s/ John L. Keeley, Jr.
                   -----------------------
                  President




                                                           EXHIBIT 6.1

                             UNDERWRITING AGREEMENT

     THIS UNDERWRITING AGREEMENT is made and entered into on September 8, 1993, by and between KEELEY SMALL CAP VALUE FUND, INC., a Maryland corporation (the "Fund"), and KEELEY INVESTMENT CORP., an Illinois corporation (the "Distributor").

                                  WITNESSETH:

     WHEREAS, the Fund is engaged in business as an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder, the "1940 Act"), and proposes to offer for sale to the public shares of its common stock, par value $0.01 per share (the "Shares"); and

     WHEREAS, the Board of Directors of the Fund has adopted a Distribution Plan, dated as of September 8, 1993 (the "Distribution Plan"), which is incorporated herein by reference and pursuant to which the Fund desires to enter into this Underwriting Agreement; and

     WHEREAS, the Fund wishes to engage the Distributor to provide certain services with respect to the distribution of Shares, and Distributor is willing to provide such services to the Fund on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. The Fund grants to the Distributor the right, as agent of the Fund, to sell Shares upon the terms hereinbelow set forth during the term of this Agreement. While this Agreement is in force, the Distributor agrees to use its best efforts to find purchasers for Shares. The Fund hereby acknowledges that the Distributor may render distribution and other services to other parties, including other investment companies. The Distributor shall have the right, as agent of the Fund, to order from the Fund the Shares needed, but not more than the Shares needed (except for clerical errors and errors of transmission), to fill unconditional orders for Shares placed with the Distributor by any dealer, all such orders to be made in the manner set forth in the Fund's then-current registration statement ("Registration Statement") filed by the Fund with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "1933 Act") and the related then-current prospectus (the "Prospectus") and then-current statement of additional information (the "Statement of Additional Information"). The price ("offering price") which shall be paid to the Fund for the Shares so purchased shall be the equal to (a) their net asset value (determined in the manner set forth in Fund's Registration Statement and Prospectus) plus, except to those classes of persons set forth in the Prospectus, (b) a sales charge which shall be the percentage of the offering price of such Shares as set forth in the Fund's Prospectus. The offering price, if not an exact multiple of one cent, shall be adjusted to the nearest cent.

     2. The Distributor may enter into selling agreements ("Broker/Dealer Agreements") with qualified broker/dealers and other persons with respect to the offering of Shares to the public, and in so doing, Distributor will act only on its own behalf as principal. No broker/dealer or other person who enters into a Broker/Dealer Agreement with the Distributor shall be authorized to act as agent for the Fund in connection with the offering or sale of Shares to the public or otherwise. The Shares shall be sold at the offering price by the Distributor on behalf of the Fund to or through any broker/dealer or other person having a Broker/Dealer Agreement; provided, however, that orders may be placed directly by any such broker/dealer or other person directly with the Transfer Agent of the Fund. Distributor may allow such concessions or reallowances to broker/dealers and other persons as it may from time to time determine and as set forth in the Prospectus. The Distributor may also pay commissions out of its own funds to broker/dealers and others in connection with their effectuation of sales of Shares in such amounts and pursuant to such terms and conditions as the Distributor may from time to time determine.

     3. The Fund shall have the right to suspend the sale of Shares if, because of some extraordinary condition, the New York Stock Exchange shall be closed, or if conditions existing during the hours when the Exchange is open render such action advisable or for any other reason deemed adequate by the Fund.

     4. If any Shares sold by the Fund are redeemed or repurchased by the Fund or by Distributor as agent or are tendered for redemption within seven business days after the date of confirmation of the original purchase of such Shares, Distributor shall forfeit the amount above the net asset value received by it in respect of such Shares, provided that the portion, if any, of such amount reallowed by Distributor to broker/dealers or other persons shall be repayable to the Fund only to the extent recovered by Distributor from the broker/dealer or other person concerned. Distributor shall include in the forms of agreement with such broker/dealers and other persons a corresponding provision for the forfeiture by them of their concession with respect to Shares sold by them or their principals and redeemed or repurchased by the Fund or by Distributor as agent (or tendered for redemption) within seven business days after the date of confirmation of such initial purchases.

     5. The Fund agrees that it will, from time to time, but subject to the necessary approval, if any, of its stockholders, take all necessary action to register such number of Shares under the Securities Act of 1933, as amended (the "1933 Act"), as the Distributor may reasonably be expected to sell. The Fund shall use its best efforts to qualify and maintain the qualification of an appropriate number of Shares for sale under the securities laws of such states as the Distributor and the Fund may approve, and, if necessary or appropriate in connection therewith, to qualify and maintain the qualification of the Fund as a broker or dealer in such states; provided that the Fund shall not be required to amend its Articles of Incorporation or By-Laws to comply with the laws of any state, to maintain an office in any state, to change the terms of the offering of Shares in any state from the terms set forth in the Registration Statement and Prospectus, to qualify as a foreign corporation in any state or to consent to service of process in any state other than with respect to claims arising out of the offering of the Shares. The Distributor shall furnish such information and other material relating to its affairs and activities as may be required by the Fund in connection with such qualifications. The Fund shall furnish to Distributor from time to time, for use in connection with the sale of Shares, such information with respect to the Fund and the Shares as Distributor may reasonably request, and the Fund warrants that the statements contained in any such information, when so signed by the Fund's officers, shall be true and correct. The Fund also shall furnish to Distributor upon request: (a) annual audited reports of the Fund's books and accounts, made by independent public accountants regularly retained by Fund, (b) semi-annual reports with respect to the Fund, prepared by the Fund, and (c) from time to time such additional information regarding the Fund's financial condition as Distributor may reasonable request.

     6. The Fund represents to Distributor that the Registration Statements and Prospectus filed by the Fund with the Commission under the 1940 Act and the 1933 Act have been prepared in conformity with the requirements of the 1940 Act and the 1933 Act and rules and regulations of the Commission thereunder. As used in this Section 6 and in Section 7, the terms "Registration Statement" and "Prospectus" shall mean any Registration Statement and Prospectus (together with the related Statement of Additional Information) filed by the Fund with the Commission and any amendments and supplements thereto which at any time shall have been filed with the Commission. The Fund represents and warrants to Distributor that the Registration Statement and Prospectus, when such Registration Statement becomes effective, will contain all statements required to be stated therein in conformity with the Act and the rules and regulations of the Commission; that all statements of fact contained in the Registration Statement and Prospectus will be materially true and correct when the Registration Statement becomes effective; and that neither the Registration Statement nor the Prospectus, when such Registration Statement becomes effective will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Fund (the "Indemnifying Party") will indemnify and hold harmless the Distributor and each of its Directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the Act (the "Indemnified Parties") against all losses, liabilities, damages or expenses (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith) arising from any claim, demand, action or suit (collectively, "Claims"), arising by reason of any person's acquiring any of the Shares through the Indemnified Party, which may be based on the ground that the Registration Statement or Prospectus includes or included an untrue statement of a material fact or omits or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless any such fact, statement or omission was made in reliance upon information furnished by the Distributor to the Fund.

     7. The Distributor covenants and agrees that, in selling Shares, it will use its best efforts in all respects duly to conform with the requirements of all state and federal laws and the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") relating to the sale of Shares, and the Distributor (the "Indemnifying Party") will indemnify and hold harmless the Fund and each of its Directors and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (the "Indemnified Parties") against all losses, liabilities, damages or expenses (including the reasonable cost of investigating or defending any alleged loss, liability, damages, claim or expense and reasonable counsel fees incurred in connection therewith) arising from any claim, demand, action or suit (collectively, "Claims"), arising by reason of any person's acquiring any of the Shares through the Distributor, which may be based upon the 1933 Act or any other statute or common law, on account of any wrongful act of the Distributor or any of its employees (including any failure to conform with any requirement of any state or federal law or the Rules of Fair Practice of the NASD relating to the sale of Shares) or on the ground that the Registration Statement or Prospectus includes or included an untrue statement of a material fact or omits or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, if and only if any such fact, statement or omission was made in reliance upon information furnished by the Distributor to the Fund.

     8. In no case is the indemnity of any Indemnifying Party in favor of any Indemnified Party to be deemed to protect any such Indemnified Party against liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its or his duties or by reason of its or his reckless disregard of its or his obligations and duties under this Agreement, or is an Indemnifying Party to be liable under its indemnity herein with respect to any Claim made against any Indemnified Party unless such Indemnified Party shall have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the Claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify an Indemnifying Party of any such Claim shall not relieve it from any liability which it may have to any Indemnified Party otherwise than on account of its indemnity herein. The Indemnifying Party shall be entitled to participate, at its own expense, in the defense, or, if it so elects, to assume the defense, of any suit brought to enforce any such Claim, and, if the Distributor elects to assume the defense, such defense shall be conducted by counsel chosen by it and satisfactory to each Indemnified Party. In the event that the Indemnifying Party elects to assume the defense of any such suit and retain such counsel, each Indemnified Party shall bear the fees and expenses of any additional counsel retained by its but, in case the Indemnifying Party does not elect to assume the defense of any such suit, it shall reimburse the Indemnified Parties for the reasonable fees and expenses of any counsel retained by them. Except with the prior written consent of the Indemnifying Party, no Indemnified Party shall confess any Claim or make any compromise in any case in which the Indemnifying Party will be asked to indemnify such Indemnified Party. Each Indemnifying Party agrees promptly to notify the Indemnified Party of the commencement of any litigation or proceeding against it in connection with the issuance and sale of any of the Shares.

     9.   The Fund will pay, or cause to be paid:

          (a) all costs and expenses of the Fund, including fees and disbursements of its counsel, in connection with the preparation and filing of the Registration Statement, Prospectus and Statement of Additional Information with respect to Shares, the registration of Shares under the 1933 Act and the 1940 Act, the qualification of Shares for sale in the various states and, if necessary or advisable in connection therewith, of qualifying the Fund as a broker or dealer in any such state, and preparing and mailing to stockholders Prospectuses, Statements of Additional Information, statements and confirmations and periodic reports (including the expense of setting in type the Registration Statement, Prospectus and Statement of Additional Information or any periodic report with respect to Shares);

          (b) all expenses in connection with maintaining facilities for the issue and transfer of Shares and for supplying information, prices and other data to be furnished by the Fund hereunder;

          (c) the cost of preparing temporary or permanent certificates for Shares, if any;

          (d) the cost and expenses of delivering to the Distributor at its office in Chicago, Illinois all Shares purchased through it as agent hereunder;

          (e) a distribution fee at an annual rate of 0.25% of the Fund's average daily net assets for its then-current fiscal year in anticipation of, or as reimbursement for, expenses incurred by the Distributor in connection with the sale of Shares, subject to the Distribution Plan;

          (f)  all fees and disbursements of the Transfer Agent and Custodian;

          (g) a fee to the Administrator of the Fund (pursuant to the Administration Agreement); and

          (h) a fee to the Adviser of the Fund (pursuant to the Investment Advisory Agreement with such Adviser).

          The Distributor agrees that, with respect to the sale of Shares, after the Prospectus and Statement of Additional Information and periodic reports have been set in type, it will bear the expense (other than the cost of mailing to stockholders of the Fund) of printing and distributing any copies thereof which are to be used in connection with the offering or sale of Shares to any dealer or prospective investor. The Distributor further agrees that it will bear the expenses in preparing, printing and distributing any other literature used by the Distributor or furnished by it for use by any dealer in connection with the offering of the Shares for sale to the public and any expense of sending confirmations and statements to any dealer having a Broker/Dealer Agreement with the Distributor. The Distributor will also bear the cost of any compensation paid to dealers in connection with the sale of Shares.

     10. The Fund may but shall not be obligated to propose from time to time such amendment or amendments to the Registration Statement and such supplement or supplements to the Prospectus as, in the light of future developments, may, in the opinion of the Fund's counsel, be necessary or advisable. If the Fund shall not propose such an amendment or amendments and/or supplement or supplements within fifteen days after receipt by the Fund of a written request from Distributor to do so, Distributor may, at its option, terminate this agreement. The Fund shall not file any amendment to the Registration Statement or supplement to the Prospectus without giving Distributor reasonable notice thereof in advance; provided, however, that nothing contained in this agreement shall in any way limit the Fund's right to file at any time such amendments to the Registration Statement and/or supplements to the Prospectus, of whatever character, as the Fund may deem advisable, such right being in all respects absolute and unconditional.

     11. If, at any time during the term of this Agreement, the Fund shall deem it necessary or advisable in the best interests of the Fund that any amendment to this Agreement be made in order to comply with any recommendation or requirement of the Commission or other governmental authority or to obtain any advantage under Maryland or federal tax laws, it shall notify the Distributor of the form of amendment which it deems necessary or advisable and the reasons therefor. If the Distributor declines to assent to such amendment (after a reasonable time), the Fund may terminate this Agreement forthwith by written notice to the Distributor without payment of any penalty. If, at any time during the term of this Agreement, the Distributor requests the Fund to make any change in its Articles of Incorporation and Bylaws or in its methods of doing business which are necessary in order to comply with any requirement of federal law or regulations of the Commission or of a national securities association of which the Distributor is or may become a member, relating to the sale of Shares, and the Fund fails (after a reasonable time to make any such change as requested, the Distributor may terminate this Agreement forthwith by written notice to the Fund without payment of any penalty.

     12. Distributor agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential stockholders of the Fund and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where Distributor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

     13. The Distributor shall be an independent contractor and neither the Distributor nor any of its Directors, officers or employees as such, is or shall be an employee of the Fund. It is understood that Directors, officers and stockholders of the Fund are or may become interested in the Distributor, as Directors, officers, employees, or otherwise and that Directors, officers, employees, or otherwise and that Directors, officers and employees of the Distributor are or may become similarly interested in the Fund and that the Distributor may be or become interested in the Fund as a stockholder or otherwise. The Distributor is responsible for its own conduct and the employment, control and conduct (but only with respect to the duties and obligations of the Distributor hereunder) of its agents and employees and for any injury to any of such agents or employees or to others through its agents or employees. The Distributor assumes full responsibility for its agents and employees under applicable statutes and agrees to pay all employer taxes thereunder.

     14. This Agreement shall become effective upon its execution and shall continue in force until two years from such date, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (i) by the vote of a majority of the Board of Directors of the Fund who are not "interested persons" of the Fund or of the Distributor at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Directors of the Fund, or by the "vote of a majority of the outstanding voting securities" of the Fund as to which this Agreement is to continue. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act. This Agreement may be terminated at any time by either party without payment of any penalty on not more than 60 days' notice nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

     15. No provision of this agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which an enforcement of the change, waiver, discharge or termination is sought.

     16. The terms "vote of a majority of the outstanding voting securities", "interested person", "assignment" and "specifically approved at least annually" shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to the exemptions as may be granted by the Commission thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                              KEELEY SMALL CAP VALUE FUND, INC.


  By: /s/ John L. Keeley, Jr.
      -----------------------
  Title: President and Treasurer


                              KEELEY INVESTMENT CORP.


  By: /s/ John L. Keeley, Jr.
      -----------------------
  Title: President and Treasurer





                                                                EXHIBIT 6.2

                            BROKER/DEALER AGREEMENT


Keeley Investment Corp.
401 South LaSalle Street
Suite 1201
Chicago, Illinois  60605

Gentlemen:

     We desire to enter into an Agreement with you for the sale of shares of common stock in KEELEY Small Cap Value Fund, Inc. (the "Fund") that are now or hereafter available for sale to our customers. You are the principal underwriter (as such term is defined in the Investment Company Act of 1940, as amended) of the offering of shares of the Fund and the agent for the continuous distribution of such shares. As used herein the term "Prospectus" means the prospectus of the Fund and, unless the context otherwise requires, related Statement of Additional Information (the "Statement of Additional Information") incorporated therein by reference, as the same are amended and supplemented from time to time.

     In consideration for the mutual covenants contained herein, it is hereby agreed that our respective rights and obligations shall be as follows:

     1. Customers of ours who purchase Fund shares are for all purposes our customers and not customers of the Fund. We shall be responsible for opening, approving and monitoring customer accounts and for the review and supervision of these accounts, all in accordance with the rules of the Securities and Exchange Commission ("SEC") and National Association of Securities Dealers, Inc. (the "NASD"). In no transaction involving Fund shares shall we have any authority to act as agent for the Fund or for you.

     2. All orders for the purchase of any Fund shares shall be executed at the then current public offering price per share (i e., the net asset value per share plus the applicable sales load, if any) and all orders for the redemption of Fund shares shall be executed at the net asset value share, in each case as described in the Prospectus. The minimum initial purchase order shall be as set forth in the Prospectus. The Fund reserves the right to reject any purchase order. Unless otherwise mutually agreed in writing, each transaction shall be promptly confirmed in writing to the customer on a fully disclosed basis. We agree that upon receipt of duplicate confirmations we will examine the same and promptly notify the Fund of any errors or discrepancies which we discover and shall promptly bring to the attention of the Fund any errors in such confirmations claimed by our customers. The Fund reserves the right, at its discretion and without notice, to suspend the sale of shares or withdraw entirely the sale of shares of the Fund.

     3. In ordering shares of the Fund, we shall rely solely and conclusively on the representations contained in the Prospectus. We agree that we shall not offer or sell shares of the Fund except in compliance with all applicable federal and state securities laws and the rules and regulations of applicable regulatory agencies or authorities. In connection with offers to sell and sales of shares of the Fund, we agree to deliver or cause to be delivered to each person to whom any such offer or sale is made, at or prior to the time of such offer or sale, a copy of the Prospectus, and upon request, the Statement of Additional Information. We further agree to obtain for each customer to whom we sell Fund shares any taxpayer identification number certification required under Section 3406 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder, and to provide you or your designee with timely written notice of any failure to obtain such taxpayer identification number certification in order to enable the implementation of any required backup withholding in accordance with Section 3406 of the Code and the regulations thereunder. Unless otherwise mutually agreed in writing, you shall deliver or cause to be delivered to each customer who purchases shares of the Fund through us copies of all annual and interim reports, proxy solicitation materials and any other information and materials relating to the Fund and prepared by or on behalf of you, the Fund or its investment adviser, investment sub-adviser, custodian, transfer agent or dividend disbursing agent for distribution to such customer. You agree to supply us with copies of the Prospectus, Statement of Additional Information, annual reports, interim reports, proxy solicitation materials and any such other information and materials relating to the Fund in reasonable quantities upon request. We acknowledge that any material or information that you furnish to us, other than Prospectuses, annual and interim reports to stockholders and proxy solicitation materials prepared by the Fund, are your sole responsibility and not the responsibility of the Fund.

     4. We shall not make any representations concerning Fund shares other than those contained in the Prospectus or in any promotional materials or sales literature furnished to us by you or the Fund. We shall not furnish or cause to be furnished to any person or display or publish any information or materials relating to the Fund (including, without limitation, promotional materials and sales literature, advertisements, press releases, announcements, statements, posters, signs or other similar materials), except such information and materials as may be furnished to us by you or the Fund, and such other information and materials as may be approved in writing by you.

     5. In determining the amount of any dealer allowance or sales commission payable to us hereunder, you reserve the right to exclude any sales which you reasonably determine are not made in accordance with the terms of the Prospectus and the provisions of this Agreement. Unless at the time of transmitting an order we advise you or the transfer agent for the Fund (the "Transfer Agent") to the contrary, the shares ordered will be deemed to be the total holdings of the specified investor.

     6.   a.   In accordance with the terms of the Prospectus, a reduced sales load may be available to customers that purchase shares of a Fund sold with a sales load at the then-current public offering price per share applicable to the total value (based on the higher of current net asset value or the public offering price originally paid) of (i) current purchases plus (ii) shares of the Fund that are already beneficially owned at the time of purchase by the customer on which a sales load has been paid. Certain purchases made by a customer and certain other persons (for example, a customer's spouse) as set forth from time to time in the Prospectus may be combined for purposes of qualifying for a reduced sales charge. In each case where a reduced sales load is applicable, we agree to furnish to the Transfer Agent sufficient information to permit confirmation of qualification for a reduced sales load, and acceptance of the purchase order is subject to such confirmation. Reduced sales charges may be modified or terminated at any time at the sole discretion of the Fund.

          a. We acknowledge that certain classes of investors may be entitled to purchase sales of the Fund at net asset value without a sales load as from time to time provided in the Prospectus.

          b. We agree to advise you promptly at your request as to the amount of any and all sales by us qualifying for a reduced sales load or no sales load.

     7. The procedures relating to orders and the handling thereof will be subject to the terms of the Prospectus and instructions received by us from you or the Transfer Agent from time to time. No conditional orders will be accepted. We agree that purchase orders placed by us will be made only for the purpose of covering purchase orders already received from our customers and that we will not make purchases for any other securities dealer or broker. Further, we shall place purchase orders from customers with the Fund immediately and shall not withhold the placement of such orders so as to profit ourselves; provided, however, that the foregoing shall not prevent the purchase of shares of the Fund by us for our own bona fide investment. We agree that: (a) we shall not effect any transactions (including, without limitation, any purchases and redemptions) in Fund shares registered in the name of, or beneficially owned by, any customer unless such customer has granted us full right, power and authority to effect such transactions on his or her behalf, and (b) you, the Fund, the Transfer Agent and your and their respective officers, directors or trustees, agents, employees and affiliates shall not be liable for, and shall be fully indemnified and held harmless by us from and against, any and all claims, demands, liabilities and expenses (including, without limitation, reasonable attorneys' fees) which may be incurred by you or any of the foregoing persons entitled to indemnification from us hereunder arising out of or in connection with the execution of any transactions in Fund shares registered in the name of, or beneficially owed by, any customer in reliance upon any oral or written instructions believed to be genuine and to have been given by or on behalf of us. The indemnification agreement contained in this Paragraph 7 shall survive the termination of this Agreement.

     8.   a.   We agree that payment for orders from us for the purchase of Fund shares will be made in accordance with the terms of the Prospectus as follows:

                                                                   Dealers'
                                   As a % of      As a % of      Reallowance
                                 Offering Price   Net Asset       as a % of
Amount of Transaction              Per Share        Value       Offering Price
---------------------              ---------        ------     --------------
Less than $50,000                    4.50%          4.71%           4.00%
$ 50,000 but less than $100,000      4.00%          4.17%           3.50%
$100,000 but less than $250,000      3.00%          3.09%           2.50%
$250,000 but less than $500,000      2.50%          2.56%           2.00%
$500,000 and over                    2.00%          2.04%           1.50%


               On or before the settlement date of each purchase order for shares of the Fund, we shall remit to an account designated by you with the Transfer Agent an amount equal to the then current public offering price of such Fund shares being purchased without deduction of our dealer allowance, if any, with respect to such purchase order as determined by you in accordance with the terms of the Prospectus, in which case our dealer allowance, if any shall be payable to us on at least a monthly basis. If we are a member of the National Securities Clearing Corporation ("NSCC"), we shall place our orders and settle the transactions through the NSCC in accordance with its rules and regulations. If payment for any purchase order is not received in accordance with the terms of the Prospectus, you reserve the right, without notice, to cancel the sale and to hold us responsible for any loss sustained as a result thereof.

          a. If any Fund shares sold under the terms of this Agreement are sold with a sales load and are redeemed by the Fund or repurchased for the account of the Fund or are tendered for redemption within seven (7) business days after confirmation of our purchase order for such Fund shares: (i) we shall forthwith refund to you the full dealer allowance received by us on the sale; and (ii) you shall forthwith pay to the Fund your portion of the sales load on the sale which had been retained by you, if any, and shall also pay to the Fund the amount refunded by us.

          b. In addition to the fees delineated above in paragraph 8(a), you agree, subject to the other terms and conditions of this Agreement, to pay us a distribution fee and we agree to accept as full payment therefore, for distribution and marketing services in the promotion of the Fund's shares, a distribution fee calculated daily and payable quarterly and based on the average daily net assets of Fund shares which are owned of record by us as nominee for our customers or which are owned by those customers of our firm whose records, as maintained by the Fund or its agent, designate us as the customer's dealer of record, equal to 0.25% on an annual basis.

          We acknowledge that the distribution fee paid will be paid from monies received by you under a Distribution Plan adopted pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended (the "Act"). Under the Plan the Fund is authorized to make expenditures of Fund assets for various distribution and support services. Further, we understand and agree that (i) all distribution fees are subject to the limitations contained in the Fund's Plan, which may be amended or discontinued at any time, and (ii) our failure to provide services as agreed will render us ineligible to receive distribution fees. We shall furnish to you and the Fund such information as you and the Fund shall reasonably request with respect to the fees and services hereunder.

     9. We hereby represent and warrant that: (a) we are a corporation, partnership or other entity duly organized and validly existing in good standing under the laws of the jurisdiction in which we are organized; (b) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all necessary action and all other authorizations and approvals (if any) required for our lawful execution and delivery of this Agreement and our performance hereunder have been obtained; and
          (c) upon execution and delivery by us, and assuming due and valid execution and delivery by you, this Agreement will constitute a valid and binding agreement, enforceable against us in accordance with its terms.

     10. We further represent and warrant that we are a member of the NASD and, with respect to any sales in the United States, we agree to abide by all of the rules and regulations of the NASD, including, without limitation, its Rules of Fair Practice. We agree to comply with all applicable federal and state laws, rules and regulations. You agree to inform us, upon our request, as to the states in which you believe the shares of the Fund has been qualified for sale under, or exempt from the requirements of, the respective securities laws of such states, but you shall have no obligation or responsibility to make shares of the Fund available for sale to our customers in any jurisdiction. We agree to notify you immediately in the event of our expulsion or suspension from the NASD. Our expulsion from the NASD will automatically terminate this Agreement immediately without notice. Our suspension from the NASD will terminate this Agreement effective immediately upon written notice of termination to us.

     11. The names and addresses and other information concerning our customers are and shall remain our sole property, and neither you nor your affiliates shall use such name, addresses or other information for any purpose except in connection with the performance of your duties and responsibilities hereunder and except for servicing and informational mailings relating to the Fund. Notwithstanding the foregoing, this Paragraph 11 shall not prohibit you or any of your affiliates from utilizing for any purpose the names, addresses or other information concerning any of our customers if such names, addresses or other information are obtained in any manner other than from us pursuant to this Agreement. The provisions of this Paragraph 11 shall survive the termination of this Agreement.

     12. Neither this Agreement nor the performance of the services of the respective parties hereunder shall be considered to constitute an exclusive arrangement, or to create a partnership, association or joint venture between you and us. Neither party hereto shall be, act as, or represent itself as, the agent or representative of the other, nor shall either party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name of, or on behalf of, the other party. This Agreement is not intended to, and shall not, create any rights against either party hereto by any third party solely on account of this Agreement. Neither party hereto shall use the name of the other party in any manner without the other party's prior written consent, except as required by an applicable federal or state law, rule or regulation, and except pursuant to any promotional programs mutually agreed upon in writing by the parties hereto.
     13. Except as otherwise specifically provided herein, all notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, or by telex, telegram or similar means of same day delivery (with confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to you shall be given or sent to you at your office, located at 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605, and all notices to us shall be given or sent to us at our address shown below.

     14. This Agreement shall become effective only when accepted and signed by you, and may be terminated at any time by either party hereto upon fifteen (15) days' prior written notice to the other party. This Agreement may be amended only by a written instrument signed by both of the parties hereto. This Agreement will terminate automatically in the event if its assignment. This Agreement constitutes the entire agreement and understanding between the parties hereto relating to the subject matter hereof and supersedes any and all prior agreements between the parties relating to said subject matter.

     15. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois, without giving effect to principles of conflicts of laws.

Very truly yours,

------------------------------------------------------
Name of Broker/Dealer (Please Print or Type)

------------------------------------------------------
Firm

------------------------------------------------------
Address

Date:                    By:
     -----------             -------------------------
                              Authorized Officer


NOTE: Please sign and return both copies of this Agreement to Keeley Investment Corp. Upon acceptance, one countersigned copy will be returned to you for your files.


Accepted:

KEELEY INVESTMENT CORP.
401 South LaSalle Street
Suite 1201
Chicago, Illinois  60605

Date:                    By:
     -----------             -------------------------
                              Authorized Officer





                                                                  EXHIBIT 8

                              CUSTODIAN AGREEMENT


   THIS AGREEMENT made on September 8, 1993, between Keeley Small Cap Value Fund, Inc., a Maryland Corp. (hereinafter called the "Fund"), and FIRST WISCONSIN TRUST COMPANY, a corporation organized under the laws of the State of Wisconsin (hereinafter called "Custodian"),

                             W I T N E S S E T H :

   WHEREAS, the Fund desires that its securities and cash shall be hereafter held and administered by Custodian pursuant to the terms of this Agreement;

   NOW, THEREFORE, in consideration of the mutual agreements herein made, the Fund and Custodian agree as follows:

1. Definitions
   -----------

   The word "securities" as used herein includes stocks, shares, bonds, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets.

   The words "officers' certificate" shall mean a request or direction or certification in writing signed in the name of the Fund by any two of the President, a Vice President, the Secretary and the Treasurer of the Fund, or any other persons duly authorized to sign by the Board of Directors.

   The word "Board" shall mean Board of Directors of Keeley Small Cap Value Fund, Inc.

2. Names, Titles and Signatures of the Fund's Officers
   ---------------------------------------------------

   An officer of the Fund will certify to Custodian the names and signatures of those persons authorized to sign the officers' certificates described in Section 1 hereof, and the names of the members of the Board of Directors, together with any changes which may occur from time to time.

3. Receipt and Disbursement of Money
   ---------------------------------

   A. Custodian shall open and maintain a separate account or accounts in the name of the Fund, subject only to draft or order by Custodian acting pursuant to the terms of this Agreement. Custodian shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Fund. Custodian shall make payments of cash to, or for the account of, the Fund from such cash only:

          (a) for the purchase of securities for the portfolio of the Fund upon the delivery of such securities to Custodian, registered in the name of the Fund or of the nominee of Custodian referred to in
               Section 7 or in proper form for transfer;

          (b) for the purchase or redemption of shares of the common stock of the Fund upon delivery thereof to Custodian, or upon proper instructions from the Keeley Small Cap Value Fund, Inc.;

          (c) for the payment of interest, dividends, taxes, investment adviser's fees or operating expenses (including, without limitation thereto, fees for legal, accounting, auditing and custodian services and expenses for printing and postage);

          (d) for payments in connection with the conversion, exchange or surrender of securities owned or subscribed to by the Fund held by or to be delivered to Custodian; or

          (e) for other proper corporate purposes certified by resolution of the Board of Directors of the Fund.

          Before making any such payment, Custodian shall receive (and may rely upon) an officers' certificate requesting such payment and stating that it is for a purpose permitted under the terms of items (a), (b), (c) or (d) of this Subsection A, and also, in respect of item (e), upon receipt of an officers' certificate specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom such payment is to be made, provided, however, that an officers' certificate need not precede the disbursement of cash for the purpose of purchasing a money market instrument, or any other security with same or next-day settlement, if the President, a Vice President, the Secretary or the Treasurer of the Fund issues appropriate oral or facsimile instructions to Custodian and an appropriate officers' certificate is received by Custodian within two business days thereafter.

   B. Custodian is hereby authorized to endorse and collect all checks, drafts or other orders for the payment of money received by Custodian for the account of the Fund.

   C. Custodian shall, upon receipt of proper instructions, make federal funds available to the Fund as of specified times agreed upon from time to time by the Fund and the Custodian in the amount of checks received in payment for shares of the Fund which are deposited into the Fund's account.

4. Segregated Accounts
   -------------------

   Upon receipt of proper instructions, the Custodian shall establish and maintain a segregated account(s) for and on behalf of the portfolio, into which account(s) may be transferred cash and/or securities.

5. Transfer, Exchange, Redelivery, etc. of Securities
   --------------------------------------------------

   Custodian shall have sole power to release or deliver any securities of the Fund held by it pursuant to this Agreement. Custodian agrees to transfer, exchange or deliver securities held by it hereunder only:

   (a) for sales of such securities for the account of the Fund upon receipt by Custodian of payment therefor;

   (b) when such securities are called, redeemed or retired or otherwise become payable;

   (c) for examination by any broker selling any such securities in accordance with "street delivery" custom;

   (d) in exchange for, or upon conversion into, other securities alone or other securities and cash whether pursuant to any plan of merger, consolidation, reorganization, recapitalization or readjustment, or otherwise;

   (e) upon conversion of such securities pursuant to their terms into other securities;

   (f) upon exercise of subscription, purchase or other similar rights represented by such securities;

   (g) for the purpose of exchanging interim receipts or temporary securities for definitive securities;

   (h) for the purpose of redeeming in kind shares of common stock of the Fund upon delivery thereof to Custodian; or

   (i)    for other proper corporate purposes.

   As to any deliveries made by Custodian pursuant to items (a), (b), (d), (e),
(f) and (g), securities or cash receivable in exchange therefor shall be deliverable to Custodian.

   Before making any such transfer, exchange or delivery, Custodian shall receive (and may rely upon) an officers' certificate requesting such transfer, exchange or delivery, and stating that it is for a purpose permitted under the terms of items (a), (b), (c), (d), (e), (f), (g) or (h) of this Section 5 and also, in respect of item (i), upon receipt of an officers' certificate specifying the securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such securities shall be made, provided, however, that an officers' certificate need not precede any such transfer, exchange or delivery or a money market instrument, or any other security with same or next-day settlement, if the President, a Vice President, the Secretary or the Treasurer of the Fund issues appropriate oral or facsimile instructions to Custodian and an appropriate officers' certificate is received by Custodian within two business days thereafter.

6. Custodian's Acts Without Instructions
   -------------------------------------

   Unless and until Custodian receives an officers' certificate to the contrary, Custodian shall: (a) present for payment all coupons and other income items held by it for the account of the Fund, which call for payment upon presentation and hold the cash received by it upon such payment for the account of the Fund; (b) collect interest and cash dividends received, with notice to the Fund, for the account of the Fund; (c) hold for the account of the Fund hereunder all stock dividends, rights and similar securities issued with respect to any securities held by it hereunder; and (d) execute, as agent on behalf of the Fund, all necessary ownership certificates required by the Internal Revenue Code or the Income Tax Regulations of the United States Treasury Department or under the laws of any state now or hereafter in effect, inserting the Fund's name on such certificates as the owner of the securities covered thereby, to the extent it may lawfully do so.

7. Registration of Securities
   --------------------------

   Except as otherwise directed by an officers' certificate, Custodian shall register all securities, except such as are in bearer form, in the name of a registered nominee of Custodian as defined in the Internal Revenue Code and any Regulations of the Treasury Department issued hereunder or in any provision of any subsequent federal tax law exempting such transaction from liability for stock transfer taxes, and shall execute and deliver all such certificates in connection therewith as may be required by such laws or regulations or under the laws of any state. Custodian shall use its best efforts to the end that the specific securities held by it hereunder shall be at all times identifiable in its records.

   The Fund shall from time to time furnish to Custodian appropriate instruments to enable Custodian to hold or deliver in proper form for transfer, or to register in the name of its registered nominee, any securities which it may hold for the account of the Fund and which may from time to time be registered in the name of the Fund.

8. Voting and Other Action
   -----------------------

   Neither Custodian nor any nominee of Custodian shall vote any of the securities held hereunder by or for the account of the Fund, except in accordance with the instructions contained in an officer's certificate. Custodian shall deliver, or cause to be executed and delivered, to the Corporation all notices, proxies and proxy soliciting materials with relation to such securities, such proxies to be executed by the registered holder of such securities (if registered otherwise than in the name of the Fund), but without indicating the manner in which such proxies are to be voted.

9. Transfer Tax and Other Disbursements
   ------------------------------------

   The Fund shall pay or reimburse Custodian from time to time for any transfer taxes payable upon transfers of securities made hereunder, and for all other necessary and proper disbursements and expenses made or incurred by Custodian in the performance of this Agreement.

   Custodian shall execute and deliver such certificates in connection with securities delivered to it or by it under this Agreement as may be required under the provisions of the Internal Revenue Code and any Regulations of the Treasury Department issued thereunder, or under the laws of any state, to exempt from taxation any exemptable transfers and/or deliveries of any such securities.

10. Concerning Custodian
    --------------------

   Custodian shall be paid as compensation for its services pursuant to this Agreement such compensation as may from time to time be agreed upon in writing between the two parties. Until modified in writing, such compensation shall be as set forth in Exhibit A attached hereto.

   Custodian shall not be liable for any action taken in good faith upon any certificate herein described or certified copy of any resolution of the Board, and may rely on the genuineness of any such document which it may in good faith believe to have been validly executed.

   The Fund agrees to indemnify and hold harmless Custodian and its nominee from all taxes, charges, expenses, assessments, claims and liabilities (including counsel fees) incurred or assessed against it or by its nominee in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct. Custodian is authorized to charge any account of the Fund for such items. In the event of any advance of cash for any purpose made by Custodian resulting from orders or instructions of the Fund, or in the event that Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Fund shall be security therefor.

11. Subcustodians
    -------------
   Custodian is hereby authorized to engage another bank or trust company as a Subcustodian for all or any part of the Fund's assets, so long as any such bank or trust company is a bank or trust company organized under the laws of any state of the United States, having an aggregate capital, surplus and undivided profit, as shown by its last published report, of not less than Two Million Dollars ($2,000,000) and provided further that, if the Custodian utilizes the services of a Subcustodian, the Custodian shall remain fully liable and responsible for any losses caused to the Fund by the Subcustodian as fully as if the Custodian was directly responsible for any such losses under the terms of the Custodian Agreement.

   Notwithstanding anything contained herein, if the Fund requires the Custodian to engage specific Subcustodians for the safekeeping and/or clearing of assets, the Fund agrees to indemnify and hold harmless Custodian from all claims, expenses and liabilities incurred or assessed against it in connection with the use of such Subcustodian in regard to the Fund's assets, except as may arise from its own negligent action, negligent failure to act or willful misconduct.

12. Reports by Custodian
    --------------------

   Custodian shall furnish the Fund periodically as agreed upon with a statement summarizing all transactions and entries for the account of Fund. Custodian shall furnish to the Fund, at the end of every month, a list of the portfolio securities showing the aggregate cost of each issue. The books and records of Custodian pertaining to its actions under this Agreement shall be open to inspection and audit at reasonable times by officers of, and of auditors employed by, the Fund.

13. Termination or Assignment
    -------------------------
   This Agreement may be terminated by the Fund, or by Custodian, on ninety
(90) days notice, given in writing and sent by registered mail to Custodian at P.O. Box 2054, Milwaukee, Wisconsin 53201, or to the Fund at 401 S. LaSalle St., Suite 1201, Chicago, Illinois 60605, as the case may be. Upon any termination of this Agreement, pending appointment of a successor to Custodian or a vote of the shareholders of the Fund to dissolve or to function without a custodian of its cash, securities and other property, Custodian shall not deliver cash, securities or other property of the Fund to the Fund, but may deliver them to a bank or trust company of its own selection, having an aggregate capital, surplus and undivided profits, as shown by its last published report of not less than Two Million Dollars ($2,000,000) as a Custodian for the Fund to be held under terms similar to those of this Agreement, provided, however, that Custodian shall not be required to make any such delivery or payment until full payment shall have been made by the Fund of all liabilities constituting a charge on or against the properties then held by Custodian or on or against Custodian, and until full payment shall have been made to Custodian of all its fees, compensation, costs and expenses, subject to the provisions of Section 10 of this Agreement.

   This Agreement may not be assigned by Custodian without the consent of the Fund, authorized or approved by a resolution of its Board of Directors.

14. Deposits of Securities in Securities Depositories
    -------------------------------------------------

   No provision of this Agreement shall be deemed to prevent the use by Custodian of a central securities clearing agency or securities depository, provided, however, that Custodian and the central securities clearing agency or securities depository meet all applicable federal and state laws and regulations, and the Board of Directors of the Fund approves by resolution the use of such central securities clearing agency or securities depository.

15. Records
    -------

   To the extent that Custodian in any capacity prepares or maintains any records required to be maintained and preserved by the Fund pursuant to the provisions of the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder, Custodian agrees to make any such records available to the Fund upon request and to preserve such records for the periods prescribed in Rule 31a-2 under the Investment Company Act of 1940, as amended.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and their respective corporate seals to be affixed hereto as of the date first above-written by their respective officers thereunto duly authorized.

   Executed in several counterparts, each of which is an original.


Attest:                            FIRST WISCONSIN TRUST COMPANY


/s/ Andrea Lydolph                 By: /s/ Joe D. Redwine
-------------------------------    -----------------------
ASSISTANT SECRETARY                VICE PRESIDENT


Attest:                            KEELEY SMALL CAP VALUE FUND, INC.


/s/ Mary Filice   Vice President   By: /s/ John L. Keeley, Jr.
--------------------------------   ----------------------------



                              FIRSTAR TRUST COMPANY
                              MUTUAL FUND SERVICES

                      MUTUAL FUND CUSTODIAL AGENT SERVICE
                            ANNUAL FEE SCHEDULE FOR
                              DOMESTIC PORTFOLIOS


-  Fund groups with an aggregate market value of less than $100 million

-  Annual fee based on market value of assets:

        $0.20 per $1,000 (2.0 basis points)

-  Minimum annual fee per fund:  $5,000

- Investment transactions: (purchase, sale, exchange, tender, redemption, maturity, receipt, delivery)

   $12.00 per book entry security (depository or Federal Reserve system)

   $25.00 per definitive security (physical)

   $75.00 per Euroclear

   $8.00 per principal reduction on pass-through certificates

   $35.00 per option/futures contract

   $7.50 per variation margin transaction

   $7.50 per Fed wire deposit or withdrawal

- Variable Amount Notes: Used as a short-term investment, variable amount notes offer safety and prevailing high interest rates. Our charge, which is 1/4 of 1%, is deducted from the variable amount note income at the time it is credited to your account.

-  Extraordinary expenses:  Based on time and complexity involved.

-  Out-of-pocket expenses:  Charged to the account.

- Fees are billed quarterly, based on market value at the beginning of the quarter.





                                                                EXHIBIT 9.1

                      FUND ACCOUNTING SERVICING AGREEMENT

This contract between Keeley Small Cap Value Fund, Inc., a Maryland Corp., hereinafter called the "Fund", and Firstar Trust Company, a Wisconsin corporation, hereinafter called "FTC", is entered into on this 8th day of September, 1993.

                                  WITNESSETH:

     WHEREAS, Keeley Small Cap Value Fund, Inc., is a financial services company providing investment opportunities through mutual funds to various investors;

     WHEREAS, Firstar Trust Company ("FTC") is in the business of providing, among other things, mutual fund accounting services to investment companies;

     NOW, THEREFORE, the Fund and FTC do mutually promise and agree as follows:

     1. SERVICES. FTC agrees to provide the following mutual fund accounting services to the Fund:

          A.   Portfolio Accounting Services:

               (1) Maintain portfolio records on a trade date basis using security trade information communicated from the investment manager on a timely basis.

               (2) For each valuation date, obtain prices from a pricing source approved by the Board of Directors and apply those prices to the portfolio positions. For those securities where market quotations are not readily available, the Board of Directors shall approve, in good faith, the method for determining the fair value for such securities.

               (3) Identify interest and dividend accrual balances as of each valuation date and calculate gross earnings on investments for the accounting period.

               (4) Determine gain/loss on security sales and identify them as to short-short, short- or long-term status; account for periodic distributions of gains or losses to shareholders and maintain undistributed gain or loss balances as of each valuation date.

          B.   Expense Accrual and Payment Services:

               (1) For each valuation date, calculate the expense accrual amounts as directed by the Fund as to methodology, rate or dollar amount.

               (2) Record payments for Fund expenses upon receipt of written authorization from the Fund.

               (3) Account for fund expenditures and maintain expense accrual balances at the level of accounting detail, as agreed upon by FTC and the Fund.

               (4)  Provide expense accrual and payment reporting.

          C.   Fund Valuation and Financial Reporting Services:

               (1) Account for fund share purchases, sales, exchanges, transfers, dividend reinvestments, and other fund share activity as reported by the transfer agent on a timely basis.

               (2)  Apply equalization accounting as directed by the Fund.

               (3) Determine net investment income (earnings) for the Fund as of each valuation date. Account for periodic distributions of earnings to shareholders and maintain undistributed net investment income balances as of each valuation date.

               (4) Maintain a general ledger for the Fund in the form as agreed upon.

               (5) For each day the Fund is open as defined in the prospectus, determine the net asset value of the Fund according to the accounting policies and procedures set forth in the prospectus.

               (6) Calculate per share net asset value, per share net earnings, and other per share amounts reflective of Fund operation at such time as required by the nature and characteristics of the Fund.

               (7) Communicate, at an agreed upon time, the per share price for each valuation date to parties as agreed upon from time to time.

               (8) Prepare monthly reports which document the adequacy of accounting detail to support month-end ledger balances.

          D.   Tax Accounting Services:

               (1) Maintain tax accounting records for the investment portfolio of the Fund to support the tax reporting required for IRS-defined regulated investment companies.

               (2)  Maintain tax lot detail for the investment portfolio.

               (3) Calculate taxable gain/loss on security sales using the tax cost basis defined for the Fund.

               (4) Provide the necessary financial information to support the taxable components of income and capital gains distributions to the transfer agent to support tax reporting to the shareholders.

          E.   Compliance Control Services:

               (1) Support reporting to regulatory bodies and support financial statement preparation by making the fund accounting records available to Keeley Small Cap Value Fund, Inc., the Securities and Exchange Commission, and the outside auditors.

               (2) Maintain accounting records according to the Investment Company Act of 1940 and regulations provided thereunder.

     2. CHANGES IN ACCOUNTING PROCEDURES. Any resolution passed by the Board of Directors that affects accounting practices and procedures under this Agreement shall be effective upon written receipt and acceptance by the FTC.

     3. CHANGES IN EQUIPMENT, SYSTEMS, SERVICE, ETC. FTC reserves the right to make changes from time to time, as it deems advisable, relating to its services, systems, programs, rules, operating schedules and equipment, so long as such changes do not adversely affect the service provided to the Fund under this Agreement.

     4. COMPENSATION. FTC shall be compensated for providing the services set forth in this Agreement in accordance with the Fee Schedule attached hereto as Exhibit A and as mutually agreed upon and amended from time to time.

     5. PERFORMANCE OF SERVICE. FTC shall exercise reasonable care in the performance of its duties under the Agreement. The Keeley Small Cap Value Fund, Inc. agrees to reimburse and make FTC whole for any loss or damages (including reasonable fees and expenses of legal counsel) arising out of or in connection with its actions under this Agreement so long as FTC acts in good faith and is not negligent or guilty of any willful misconduct.

          FTC shall not be liable or responsible for delays or errors occurring by reason of circumstances beyond its control, including acts of civil or military authority, natural or state emergencies, fire, mechanical breakdown, flood or catastrophe, acts of God, insurrection, war, riots or failure of transportation, communication or power supply.

          In the event of a mechanical breakdown beyond its control, FTC shall take all reasonable steps to minimize service interruptions for any period that such interruption continues beyond FTC's control. FTC will make every reasonable effort to restore any lost or damaged data and the correcting of any errors resulting from such a breakdown will be at the expense of FTC. FTC agrees that it shall at all times have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of the Fund shall be entitled to inspect FTC's premises and operating capabilities at any time during regular business hours of FTC, upon reasonable notice to FTC.

          This indemnification includes any act, omission to act, or delay by FTC in reliance upon, or in accordance with, any written or oral instruction it receives from any duly authorized officer of the Fund.

          Regardless of the above, FTC reserves the right to reprocess and correct administrative errors at its own expense.

     6. NO AGENCY RELATIONSHIP. Nothing herein contained shall be deemed to authorize or empower FTC or the Fund to act as agent for any other party to this Agreement, or to conduct business in the name of, or for the account of, any other party to this Agreement.

     7. OWNERSHIP OF RECORDS. All records prepared or maintained by FTC on behalf of the Fund remain the property of the Fund and will be surrendered promptly on the written request of an authorized officer of the Fund.

     8. CONFIDENTIALITY. FTC shall handle in confidence all information relating to the Fund's business, which is received by FTC during the course of rendering any service hereunder.

     9. DATA NECESSARY TO PERFORM SERVICES. The Fund or its agent, which may be FTC, shall furnish to FTC the data necessary to perform the services described herein at times and in such form as mutually agreed upon.

     10. NOTIFICATION OF ERROR. The Fund will notify FTC of any balancing or control error caused by FTC within three (3) business days after receipt of any reports rendered by FTC to the Fund, or within three (3) business days after discovery of any error or omission not covered in the balancing or control procedure, or within three (3) business days of receiving notice from any shareholder.

     11. TERM OF AGREEMENT. This Agreement may be terminated by either party upon giving ninety (90) days prior written notice to the other party or such shorter period as is mutually agreed upon by the parties. However, this Agreement may be replaced or modified by a subsequent agreement between the parties.

     12. DUTIES IN THE EVENT OF TERMINATION. In the event that in connection with termination a Successor to any of FTC's duties or responsibilities hereunder is designated by Keeley Small Cap Value Fund, Inc. by written notice to FTC, FTC will promptly, upon such termination and at the expense of Keeley Small Cap Value Fund, Inc., transfer to such Successor all relevant books, records, correspondence and other data established or maintained by FTC under this Agreement in a form reasonably acceptable to Keeley Small Cap Value Fund, Inc. (if such form differs from the form in which FTC has maintained the same, Keeley Small Cap Value Fund, Inc. shall pay any expenses associated with transferring the same to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from FTC's personnel in the establishment of books, records and other data by such successor.

     13. CHOICE OF LAW. This memorandum of understanding shall be construed in accordance with the laws of the State of Wisconsin.

     IN WITNESS WHEREOF, the due execution hereof on the date first above written.


ATTEST:                            Firstar Trust Company

/s/ Andrea Lydolph            By /s/ Joe D. Redwine
-------------------           ---------------------


ATTEST:                            Keeley Small Cap Value Fund, Inc.

/s/ Mary Filice               By /s/ John L. Keeley, Jr.
---------------               ---------------------------





                              FIRSTAR TRUST COMPANY
                              MUTUAL FUND SERVICES

                         FUND VALUATION AND ACCOUNTING
                              ANNUAL FEE SCHEDULE
                            FOR DOMESTIC PORTFOLIOS


PORTFOLIO SERVICES - FIXED INCOME FUNDS

-    Annual fee per fund based on market value of assets:

     $22,000 for the first $40,000,000
     2/100 of 1% (2 basis points) on the next $200,000,000
     1/100 of 1% (1 basis point) on the balance

-    Out-of-pocket expenses, including daily pricing service

-    Fees are billed monthly

PORTFOLIO SERVICES - EQUITY/BALANCED FUNDS

-    Annual fee per fund based on market value of assets:

     $20,000 for the first $40,000,000
     2/100 of 1% (2 basis points) on the next $200,000,000
     1/100 of 1% (1 basis point) on the balance

-    Out-of-pocket expenses, including daily pricing service

-    Fees are billed monthly

PORTFOLIO SERVICES - MONEY MARKET FUNDS

-    Annual fee per fund based on market value of assets:

     $22,000 for the first $40,000,000
     5/1000 of 1% (1/2 basis point) on the balance

-    Out-of-pocket expenses, including daily pricing service

-    Fees are billed monthly




                              FIRSTAR TRUST COMPANY
                              MUTUAL FUND SERVICES

                         FUND VALUATION AND ACCOUNTING
                              ASSET PRICING COSTS

                                 CHARGE PER ITEM PER VALUATION
   ASSET TYPE                        (DAILY, WEEKLY, ETC.)
   ----------                    -----------------------------

Domestic and Canadian Equities               $0.15
Options                                      $0.15
Corporate/Gov't/Agency Bonds                 $0.50
CMOs                                         $0.80
International Equities and Bonds             $0.50
Municipal Bonds                              $0.80
Money Market Instruments                     $0.80

Pricing costs are billed monthly






                                                                EXHIBIT 9.2

                            TRANSFER AGENT AGREEMENT


     THIS AGREEMENT is made and entered into on this 8 day of September, 1993, by and between Keeley Small Cap Value Fund, Inc. (hereinafter referred to as the "Fund") and Firstar Trust Company, a corporation organized under the laws of the State of Wisconsin (hereinafter referred to as the "Agent").

                              W I T N E S S E T H:

     WHEREAS, the Fund is an open-ended management investment company which is registered under the Investment Company Act of 1940; and

     WHEREAS, the Agent is a trust company and, among other things, is in the business of administering transfer and dividend disbursing agent functions for the benefit of its customers;

     NOW, THEREFORE, the Fund and the Agent do mutually promise and agree as follows:

1.   Terms of Appointment; Duties of the Agent
     -----------------------------------------

     Subject to the terms and conditions set forth in this Agreement, the Fund hereby employs and appoints the Agent to act as transfer agent and dividend disbursing agent.

     The Agent shall perform all of the customary services of a transfer agent and dividend disbursing agent, and as relevant, agent in connection with accumulation, open account or similar plans (including without limitation any periodic investment plan or periodic withdrawal program), including but not limited to:

     A. Receive orders for the purchase of shares, with prompt delivery, where appropriate, of payment and supporting documentation to the Fund's custodian;

     B. Process purchase orders and issue the appropriate number of certificated or uncertificated shares with such uncertificated shares being held in the appropriate shareholder account;

     C. Process redemption requests received in good order and, where relevant, deliver appropriate documentation to the Fund's custodian;

     D. Pay monies (upon receipt from the Fund's custodian, where relevant) in accordance with the instructions of redeeming shareholders;

     E. Process transfers of shares in accordance with the shareowner's instructions;

     F.   Process exchanges between funds within the same family of funds;

     G. Issue and/or cancel certificates as instructed; replace lost, stolen or destroyed certificates upon receipt of satisfactory indemnification or surety bond;

     H. Prepare and transmit payments for dividends and distributions declared by the Fund;

     I. Make changes to shareholder records, including, but not limited to, address changes in plans (i.e., systematic withdrawal, automatic investment, dividend reinvestment, etc.);

     J. Record the issuance of shares of the Fund and maintain, pursuant to Section Rule 17ad-10(e), a record of the total number of shares of the Fund which are authorized, issued and outstanding;

     K. Prepare shareholder meeting lists and, if applicable, mail, receive and tabulate proxies;

     L.   Mail shareholder reports and prospectuses to current shareholders;

     M. Prepare and file U.S. Treasury Department forms 1099 and other appropriate information returns required with respect to dividends and distributions for all shareholders;

     N. Provide shareholder account information upon request and prepare and mail confirmations and statements of account to shareholders for all purchases, redemptions and other confirmable transactions as agreed upon with the Fund; and

     O. Provide a Blue Sky System which will enable the Fund to monitor the total number of shares sold in each state. In addition, the Fund shall identify to the Agent in writing those transactions and assets to be treated as exempt from the Blue Sky reporting to the Fund for each state. The responsibility of the Agent for the Fund's Blue Sky state registration status is solely limited to the initial compliance by the Fund and the reporting of such transactions to the Fund.

2.   Compensation
     ------------

     The Fund agrees to pay the Agent for performance of the duties listed in this Agreement; the fees and out-of-pocket expenses include, but are not limited to the following: printing, postage, forms, stationery, record retention, mailing, insertion, programming, labels, shareholder lists and proxy expenses.

     These fees and reimbursable expenses may be changed from time to time subject to mutual written agreement between the Fund and the Agent.

     The Fund agrees to pay all fees and reimbursable expenses within ten (10) business days following the mailing of the billing notice.

3.   Representations of Agent
     ------------------------

     The Agent represents and warrants to the Fund that:

     A. It is a trust company duly organized, existing and in good standing under the laws of Wisconsin;

     B. It is duly qualified to carry on its business in the state of Wisconsin;

     C. It is empowered under applicable laws and by its charter and bylaws to enter into and perform this Agreement;

     D. all requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement; and

     E. It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

4.   Representations of the Fund
     ---------------------------

     The Fund represents and warrants to the Agent that:

     A. The Fund is an open-ended diversified investment company under the Investment Company Act of 1940;

     B. The Fund is a corporation or business trust organized, existing, and in good standing under the laws of Corporation;

     C. The Fund is empowered under applicable laws and by its Corporate Charter and bylaws to enter into and perform this Agreement;

     D. All necessary proceedings required by the Corporate Charter have been taken to authorize it to enter into and perform this Agreement;
     E. The Fund will comply with all applicable requirements of the Securities and Exchange Acts of 1933 and 1934, as amended, the Investment Company Act of 1940, as amended, and any laws, rules and regulations of governmental authorities having jurisdiction; and

     F. A registration statement under the Securities Act of 1933 is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all shares of the Fund being offered for sale.

5.   Covenants of Fund and Agent
     ---------------------------

     The Fund shall furnish the Agent a certified copy of the resolution of the Board of Directors of the Fund authorizing the appointment of the Agent and the execution of this Agreement. The Fund shall provide to the Agent a copy of the Fund Corporate Charter bylaws of the Corp., and all amendments.

     The Agent shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. To the extent required by Section 31 of the Investment Company Act of 1940, as amended, and the rules thereunder, the Agent agrees that all such records prepared or maintained by the Agent relating to the services to be performed by the Agent hereunder are the property of the Fund and will be preserved, maintained and made available in accordance with such section and rules and will be surrendered to the Fund on and in accordance with its request.

6.   Indemnification; Remedies Upon Breach
     -------------------------------------

     The Agent agrees to use reasonable care and act in good faith in performing its duties hereunder.

     Notwithstanding the foregoing, the Agent shall not be liable or responsible for delays or errors occurring by reason of circumstances beyond its control, including acts of civil or military authority, national or state emergencies, fire, mechanical or equipment failure, flood or catastrophe, act of God, insurrection or war. In the event of a mechanical breakdown beyond its control, the Agent shall take all reasonable steps to minimize service interruptions for any period that such interruption continues beyond the Agent's control. The Agent will make every reasonable effort to restore any lost or damaged data, and the correcting of any errors resulting from such a breakdown will be at the Agent's expense. The Agent agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of Keeley Small Cap Value Fund, Inc. shall be entitled to inspect the Agent's premises and operating capabilities at any time during regular business hours of the Agent, upon reasonable notice to the Agent.

     The Fund will indemnify and hold the Agent harmless against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from the Agent's bad faith or negligence, and arising out of or in connection with the Agent's duties on behalf of the Fund hereunder.

     Further, the Fund will indemnify and hold the Agent harmless against any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit as a result of the negligence of the Fund or the principal underwriter (unless contributed to by the Agent's own negligence or bad faith); or as a result of the Agent acting upon telephone instructions relating to the exchange or redemption of shares received by the Agent and reasonably believed by the Agent to have originated from the record owner of the subject shares; or as a result of the Agent acting upon any instructions executed or orally communicated by a duly authorized officer or employee of the Fund, according to such lists of authorized officers and employees furnished to the Agent and as amended from time to time in writing by a resolution of the Board of Directors of the Fund; or as a result of acting in reliance upon any genuine instrument or stock certificate signed, countersigned or executed by any person or persons authorized to sign, countersign or execute the same.

     In order for this section to apply, it is understood that if in any case the Fund may be asked to indemnify or hold harmless the Agent, the Fund shall be advised of all pertinent facts concerning the situation in question, and it is further understood that the Agent will use reasonable care to notify the Fund promptly concerning any situation which presents or appears likely to present a claim for indemnification against the Fund. The Fund shall have the option to defend the Agent against any claim which may be the subject of this indemnification and, in the event that the Fund so elects, the Agent will so notify the Fund, and thereupon the Fund shall take over complete defense of the claim and the Agent shall sustain no further legal or other expenses in such situation for which the Agent shall seek indemnification under this section.
The Agent will in no case confess any claim or make any compromise in any case in which the Fund will be asked to indemnify the Agent, except with the Fund's prior written consent.

7.   Confidentiality
     ---------------

     The Agent agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Fund and its shareholders and shall not be disclosed to any other party, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Agent may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

8.   Wisconsin Law to Apply
     ----------------------

     This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the state of Wisconsin.

9.   Amendment, Assignment, Termination and Notice
     ---------------------------------------------

     A. This Agreement may be amended by the mutual written consent of the parties.

     B. After the first full year, this Agreement may be terminated upon ninety (90) day's written notice given by one party to the other.

     C. This Agreement and any right or obligation hereunder may not be assigned by either party without the signed, written consent of the other party.

     D. Any notice required to be given by the parties to each other under the terms of this Agreement shall be in writing, addressed and delivered, or mailed to the principal place of business of the other party.

     E. In the event that the Fund gives to the Agent its written intention to terminate and appoint a successor transfer agent, the Agent agrees to cooperate in the transfer of its duties and responsibilities to the successor, including any and all relevant books, records and other data established or maintained by the Agent under this Agreement.

     F. Should the Fund exercise its right to terminate, all out-of-pocket expenses associated with the movement of records and material will be paid by the Fund.

Keeley Small Cap Value Fund, Inc.       Firstar Trust Company


By: /s/  John L. Keeley, Jr.            By: /s/ Joe D. Redwine
    ------------------------                -------------------


Attest: /s/  Mary Filice            Attest: /s/ Andrea Lydolph
        --------------------                -------------------
                                            Assistant Secretary






                              FIRSTAR TRUST COMPANY
                              MUTUAL FUND SERVICES

                        SHAREHOLDER ACCOUNTING SERVICES
                                   LOAD FUNDS
                              ANNUAL FEE SCHEDULE


ANNUAL FEE SCHEDULE

-    $14.00 per shareholder account on the first 20,000 accounts
     $13.00 per shareholder account on the next 40,000 accounts
     $12.00 per shareholder account on the balance

-    Supplemental charge of:

     - $2.00 per shareholder account for daily accrual and/or monthly dividend fund

- Minimum annual fees of $24,000 for the first fund and $7,000 for each additional fund

     -    $7.50 per Fed wire transfer (billed to investor)
     -    $5.00 per telephone exchange (billed to investor)
     -    $1.00 per wire order trade

-    Plus out-of-pocket expenses, including but not limited to:

     -    Telephone - toll-free lines
     -    Postage
     -    Programming
     -    Stationery/envelopes
     -    Mailing
     -    Insurance
     -    Proxies
     -    Retention of records
     -    Microfilm/fiche of records
     -    Special reports
     -    All other out-of-pocket expenses

-    Fees are billed monthly





                                                                EXHIBIT 9.3

                            ADMINISTRATION AGREEMENT

     THIS AGREEMENT is made as of this 8 day of September, 1993 by and between Keeley Small Cap Value Fund, Inc., a Maryland corporation (the "Fund"), and Sunstone Financial Group, Inc., a Wisconsin corporation (the "Administrator").

     WHEREAS, the Fund is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and

     WHEREAS, the Fund and the Administrator desire to enter into an agreement to provide administrative services for the Fund on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.   Appointment
     -----------

     The Fund hereby appoints the Administrator as administrator of the Fund for the period and on the terms set forth in this Agreement. The Administrator accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.   Services as Administrator
     -------------------------

     (a) Subject to the direction and control of the Fund's Board of Directors and utilizing information provided by the Fund and its agents, the Administrator will: (1) provide office space, facilities, equipment and personnel to carry out its services hereunder; (2) compile data for and prepare with respect to the Fund timely Notices to the Securities and Exchange Commission (the "Commission") required pursuant to Rule 24f-2 under the Act of 1940 and Semi-Annual Reports on Form N-SAR; (3) prepare for execution by the Fund and file all federal income and excise tax returns and state income tax returns (and such other required tax filings as may be agreed to by the parties) other than those required to be made by the Fund's custodian and transfer agent; (4) prepare compliance filings relating to the registration of the securities of the Fund pursuant to state securities laws with the advice of the Fund's counsel; (5) prepare the Annual and Semi-Annual Reports required pursuant to Section 30(d) under the Act; (6) assist to the extent requested by the Fund with the preparation of the Registration Statement for the Fund (on Form N-1A or any replacement therefor) and any amendments thereto, and proxy materials; (7) monitor the Fund's expense accruals and cause all appropriate expenses to be paid from Fund assets on proper authorization from the Fund; (8) monitor the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, from time to time; (9) assist in the acquisition of the Fund's fidelity bond required by the Act, monitor the amount of the bond and make the necessary Commission filings related thereto; (10) from time to time as the Administrator deems appropriate, check the Fund's compliance with the policies and limitations of the Fund relating to the portfolio investments as set forth in the Prospectus, Statement of Additional Information, By-laws and Articles of Incorporation (but this function shall not relieve the Fund's investment adviser of its primary day-to-day responsibility for assuring such compliance); (11) maintain, and/or coordinate with the other service providers the maintenance of, the accounts, books and other documents required pursuant to Rule 31a-1(a) and (b) under the Act; and (12) generally assist in the Fund's administrative operations. In addition, the Administrator will monitor the Fund's arrangements with respect to services provided pursuant to any plan of distribution including reporting to the Board of Directors with respect to the amounts paid or payable by the Fund from time to time under the plan and the nature of the services provided, and maintaining appropriate records in connection with its monitoring duties. The duties of the Administrator shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Administrator hereunder.

     (b) The Directors of the Fund shall cause the officers, adviser, distributor, legal counsel, independent accounts, custodian and transfer agent for the Fund to cooperate with the Administrator and to provide the Administrator, upon request, with such information, documents and advice relating to the Fund as is within the possession or knowledge of such persons, in order to enable the Administrator to perform its duties hereunder. In connection with its duties hereunder, the Administrator shall be entitled to rely, and shall be held harmless by the Fund when acting in reliance, upon the instruction, advice, information or any documents relating to the Fund provided to the Administrator by any of the aforementioned persons. Fees charged by such persons shall be a Fund expense. The Administrator shall be entitled to rely on any document which is reasonably believes to be genuine and to have been signed or presented by the proper party. The Administrator shall not be held to have notice of any change of authority of any officer, agent or employee of the Fund until receipt of written notice thereof from the Fund.

     (c) In compliance with the requirements of Rule 31a-3 under the Act, the Administrator hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Administrator further agrees to preserve for the periods prescribed by Rule 31a-2 under the Act the records described in (a) above which are maintained by the Administrator for the Fund.

3.   Fees; Delegation; Expenses
     --------------------------

     (a) In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Administrator a fee, computed daily and payable monthly, at the annual rate of fifteen one-hundredths of one percent (0.15%) on the first $50,000,000 of the Fund's average daily net assets and five one-hundredths of one percent (0.05%) on the Fund's average daily net assets in excess of $50,000,000. In addition, the Fund will reimburse the Administrator its reasonable out-of-pocket expenses for travel, lodging and meals in connection with travel on behalf of the Fund or the Fund's investment adviser. The minimum annual fee to be paid by the Fund to the Administrator hereunder (exclusive of out-of-pocket expenses) shall be $35,000 per year. Fees shall be paid at a rate that would aggregate at least the applicable minimum fee.

     (b) For the purpose of determining fees payable to the Administrator, net asset value shall be computed in accordance with the Fund's Prospectus and resolutions of the Fund's Board of Directors. The fee for the period from the day of the month this Agreement is entered into until the end of that month shall be pro-rated according to the proportion which such period bears to the full monthly period. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. Should the Fund be liquidated, merged with or acquired by another fund, any accrued fees shall be immediately payable.

     (c) The Administrator will from time to time employ or associate itself with such person or persons as the Administrator may believe to be particularly fitted to assist it in the performance of this Agreement. Such person or persons may be officers and employees who are employed by both the Administrator and the Fund. The compensation of such person or persons shall be paid by Administrator and no obligation shall be incurred on behalf of the Fund in such respect.

     (d) The Administrator will bear all expenses in connection with the performance of its services under this Agreement except as otherwise provided herein. Other costs and expenses to be incurred in the operation of the Fund, including, but not limited to: taxes; interest; brokerage fees and commissions, if any; salaries, fees and expenses of officers and Directors; Commission fees and state Blue Sky fees; advisory and administration fees; charges of custodians, transfer agents, dividend disbursing and accounting services agents; security pricing services; insurance premiums; outside auditing and legal expenses; costs of organization and maintenance of corporate existence; typesetting, printing and mailing of prospectuses, statements of additional information, supplements, notices and proxy materials for regulatory purposes and for distribution to current shareholders; typesetting, printing, mailing and other costs of shareholder reports; expenses incidental to holding meetings of the Fund's shareholders and Directors; fund accounting fees including pricing of portfolio securities; and any extraordinary expenses; will be borne by the Fund or its investment adviser. Expenses incurred for distribution of fund shares, including the typesetting, printing and mailing of prospectuses for persons who are not shareholders of the Fund, will be borne by the Fund, its investment adviser, or its distributor.

4.   Proprietary and Confidential Information
     ----------------------------------------

     The Administrator agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders of the Fund (and clients of said shareholders), and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Administrator may be exposed to civil or criminal proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

5.   Limitation of Liability
     -----------------------

     (a) The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Notwithstanding any other provision of this Agreement, the Fund shall indemnify and hold harmless the Administrator from and against any and all claims, demands, losses, expenses and liabilities (whether with or without basis in fact or law) of any and every nature which the Administrator may sustain or incur or which may be asserted against the Administrator by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon the instruction, advice, information or documents provided to the Administrator by any party described in
Section 2(b).

     (b) In the event the Fund may be asked to indemnify or hold the Administrator harmless, the Fund shall be advised of all pertinent facts concerning the situation in question and the Administrator shall use all reasonable care to notify the Fund promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification, but failure to do so shall not affect the rights hereunder. (As used in Sections 5(a) and 5(b) hereof, the term "Administrator" shall include directors, officers, employees and other corporate agents of the Administrator as well as the corporation itself).

6.   Term
     ----

     (a) This Agreement shall become effective as of the date the registration of the Fund's securities becomes effective with the Commission (the "Effective Date") and, unless sooner terminated as provided herein, shall continue in effect for three (3) years from the Effective Date. Thereafter, if not terminated, this Agreement shall continue automatically in effect for successive annual periods, unless written notice not to renew is given by the non-renewing party to the other party at least sixty days prior to the expiration of the then-current term; provided such continuance is specifically approved at least annually (i) by the Fund's Board of Directors or (ii) by a vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, and in either event the continuance is also approved by the majority of the Fund Directors who are not interested persons (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

     (b) This Agreement may be terminated (1) upon mutual consent of the parties, (2) by the Administrator upon giving the Fund not less than one hundred eighty (180) days' written notice (which notice may be waived in writing by the Fund), or (3) subject to the terms of the following sentence, either by the Fund's Board of Directors or by vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, upon giving the Administrator not less than one hundred eighty (180) days' written notice (which notice may be waived in writing by the Administrator). In the event the Fund terminates this Agreement during the initial term of the Agreement for any reason other than the mutual agreement of the parties, the liquidation of the Fund or a determination that the Administrator has acted in a manner that constitutes willful misfeasance, bad faith, gross negligence or a reckless disregard for its obligations and duties described herein, the Fund agrees to pay the Administrator within thirty (30) days of such termination the equivalent of fifty percent (50%) of the balance due the Administrator for the remainder of the initial term of the Agreement, assuming for purposes of calculation of the payment that the asset level of the Fund on the date the Administrator is terminated remains constant for the balance of the initial term.

     (c) The terms of this Agreement shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by a written instrument signed by the Administrator and the Fund.

7.   Non-Exclusivity
     ---------------

     The services of the Administrator rendered to the Fund are not deemed to be exclusive. The Administrator may render such services and any other services to others, including other investment companies. The Fund recognizes that from time to time directors, officers and employees of the Administrator may serve as directors, trustees, officers and employees of other corporations or trusts (including other investment companies), that such other entities may include the name of the Administrator as part of their name and that the Administrator or its affiliates may enter into investment advisory or other agreements with such other corporations or trusts.

8.   Governing Law; Invalidity
     -------------------------

     This Agreement shall be governed by Wisconsin law. To the extent that the applicable laws of the State of Wisconsin, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control, and nothing herein shall be construed in a manner inconsistent with the Act or any rule or order of the Commission thereunder. Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.   Notices
     -------

     Any notice required or to be permitted to be given by either party to the other shall be in writing and shall be deemed to have been given when sent by registered or certified mail, postage prepaid, return receipt requested, as follows: Notice to the Administrator shall be sent to Sunstone Financial Services, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, WI, 53202, Attention Miriam M. Allison, and notice to the Fund shall be sent to Keeley Investment Corp., 401 South LaSalle Street, Suite 1201, Chicago, Illinois, 60605, Attention John Keeley.

10.  Entire Agreement
     ----------------

     This Agreement constitutes the entire Agreement of the parties hereto.

11.  Counterparts
     ------------

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original agreement but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer as of the day and year first above written.


                                            KEELEY SMALL CAP VALUE FUND, INC.

                                                  By: /s/ John L. Keeley, Jr.
                                                      -----------------------

                                               SUNSTONE FINANCIAL GROUP, INC.

                                                  By: /s/ Miriam M. Allison
                                                     ------------------------
                                                     President




                                                                EXHIBIT 9.4

                AMENDMENT NO. 1 TO THE ADMINISTRATION AGREEMENT

This Amendment, dated as of the 8th day of August, 1996, is entered into between KEELEY Small Cap Value Fund, Inc., a Maryland corporation (the "Fund"), and Sunstone Financial Group, Inc., a Wisconsin corporation (the "Administrator").

WHEREAS, the Fund and the Administrator have entered into an Administration Agreement dated as of September 8, 1993 (the "Agreement"); and

WHEREAS, the Fund and the Administrator desire to amend the Agreement as provided herein.

NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. FEES; DELEGATION; EXPENSES. The parties hereto desire to amend the Agreement to increase the minimum annual fee payable to the Fund and to expand the out-of-pocket expenses to which the Administrator is entitled to be reimbursed. From and after the date hereof, Section (a) of the Agreement shall be amended in its entirety to read as follows:

     (a) In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Administrator a fee, computed daily and payable monthly, at the annual rate of fifteen one-hundredths of one percent (0.15%) on the first $50,000,000 of the Fund's average daily net assets and five one-hundredths of one percent (0.05%) on the Fund's average daily net assets in excess of $50,000,000.

       Out-of-pocket expenses include, but are not limited to, travel, lodging and meals in connection with travel on behalf of the Fund, programming and related expenses (previously incurred or to be incurred by Administrator) in connection with providing electronic transmission of data between the Administrator and the Funds' other service providers, brokers, dealers and depositories, and photocopying, postage and overnight delivery expenses.

       The minimum annual fee to be paid by the Fund to the Administrator hereunder (exclusive of out-of-pocket expenses) shall be $38,500 per year. Fees shall be paid at a rate that would aggregate at least the applicable minimum fee.

2. MISCELLANEOUS. Except to the extent amended hereby, the Agreement shall remain unchanged and in full force and effect, and is hereby ratified and confirmed in all respects as amended hereby.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date and year first above written.

KEELEY SMALL CAP VALUE FUND, INC.     SUNSTONE FINANCIAL GROUP, INC.

By: /s/John L. Keeley, Jr.            By: /s/Miriam M. Allison
--------------------------            ------------------------
John L. Keeley, Jr.                   Miriam M. Allison
President                             President




                                                                 EXHIBIT 10



                                                             (312) 222-6657
May 17, 1993

Keeley Small Cap Value Fund, Inc.
401 South LaSalle Street
Suite 1201
Chicago, IL  60605

Dear Sirs:

We have acted as counsel for Keeley Small Cap Value Fund, Inc., a Maryland corporation (the "Fund"), in connection with the registration under the Securities Act of 1933 (the "Act") of an indefinite number of shares of its capital stock, $0.01 par value per share, in the Fund's registration statement on Form N-1A ("Registration Statement"). In this connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate and other records, certificates and other papers as we deemed it necessary to examine for the purpose of this opinion, including the charter and bylaws of the Fund, resolutions of the board of directors authorizing the issuance of shares, the form of certificates to evidence the shares, and the Registration Statement.

Based upon the foregoing examination, we are of the opinion that:

     1. The Fund is a corporation duly organized and legally existing in good standing under the laws of Maryland.

     2. Upon the issuance and delivery of the shares in accordance with the charter of the Fund and the resolutions of the board of directors authorizing the issuance of its shares and the receipt by the Fund of a purchase price of not less than the net asset value or the par value per share, the shares will be legally issued and outstanding, full paid and nonassessable.

In giving the opinion expressed in subparagraph 2 above, we have assumed that the number of shares issued at any time will not exceed the total number of shares authorized to be issued by the Fund's charter.

We consent to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Act.

Very truly yours,

SCHWARTZ & FREEMAN

Stephen E. Goodman

SEG:dg




                                                                 EXHIBIT 11

CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
KEELEY Small Cap Value Fund, Inc.

We consent to the inclusion in Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of KEELEY Small Cap Value Fund, Inc. of our report dated October 24, 1996 on our audit of the financial statements and financial highlights of the Fund, which report is included in the Annual Report to Shareholders for the year ended September 30, 1996 which is also included in the Registration Statement. We also consent to the reference to our Firm under the caption "INDEPENDENT ACCOUNTANTS" in the Statement of Additional Information and under the caption "FINANCIAL HIGHLIGHTS" in the Prospectus.

                                        /S/ COOPERS & LYBRAND L.L.P.

Milwaukee, Wisconsin
January 3, 1997





                                                       EXHIBIT 13

                     SUBSCRIPTION AGREEMENT

     For and in consideration of the mutual agreements herein contained, John L. Keeley, Jr., hereinafter referred to as "Subscriber" hereby agrees to purchase from Keeley Small Cap Value Fund, Inc. (the "Fund"), a Maryland corporation, and Fund agrees to sell to Subscriber 10,000 shares of capital stock of Fund, par value $0.01 a share, at the price of $10 a share. Subscriber agrees to pay $100,000 to Fund upon demand.

     Subscriber agrees that the shares are being purchased for investment with no present intention of reselling or redeeming said shares.

               /s/ John L. Keeley, Jr.
               -------------------------
               John L. Keeley, Jr.

               Subscriber of shares of Keeley Small Cap Value Fund, Inc.


Subscription agreed to:

KEELEY SMALL CAP VALUE FUND, INC.

By: /s/ John L. Keeley, Jr.

Date:  August 31, 1993




                                                                 EXHIBIT 14



                       KEELEY SMALL CAP VALUE FUND, INC.

                      401 SOUTH LASALLE STREET, SUITE 1201
                            CHICAGO, ILLINOIS 60605
                                  312-786-5050
                                  800-533-5344



                                JANUARY 1, 1997

                         INDIVIDUAL RETIREMENT ACCOUNT
                              DISCLOSURE STATEMENT


  Please read the following information together with the Individual Retirement Account Custodial Agreement and the Prospectus(es) for the fund(s) you select for investment of your IRA contributions.

  You may revoke this account any time within seven calendar days after it is established by mailing or delivering a written request for revocation to:
KEELEY SMALL CAP VALUE FUND, c/o Firstar Trust Company, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202-5207, Attention: Mutual Fund Department. If your revocation is mailed, the date of the postmark (or the date of certification if sent by certified or registered mail) will be considered your revocation date. Upon proper revocation, you will receive a full refund of your initial contribution, without any adjustments for items such as sales charges, administrative fees or fluctuations in market value.

  1. GENERAL. Your IRA is a custodial account created for your exclusive benefit, and Firstar Trust Company serves as Custodian. Your interest in the account is nonforfeitable.

  2. INVESTMENTS. All contibutions to your IRA must be in cash, other than rollover contributions and transfers. Contributions made to your IRA will be invested in one or more of the regulated investment companies for which Keeley Asset Management Corp. serves as investment adviser or any other regulated investment company designated by Keeley Asset Management Corp. No part of your account may be invested in life insurance contracts; further, the assets of your account may not be commingled with other property.

  3. ELIGIBILITY. Employees and self-employed individuals are eligible to contribute to an IRA. Employers may also contribute to employer-sponsored IRAs established for the benefit of their employees. You may also establish an IRA to receive rollover contributions and transfers from another IRA custodian or trustee or from certain other retirement plans.

  4. TIME OF CONTRIBUTION. You may make regular contributions to your IRA any time up to and including the due date for filing your tax return for the year, not including extensions. A contribution can be made after your tax return is filed, provided it is made before the required filing date; however, you will not receive a deduction unless you claimed it on your return, or you amend that return. You may continue to make regular contributions to your IRA up to (but not including) the calendar year in which you reach 70 1/2. Employer contributions to a Simplified Employee Pension Plan (SEP)-IRA Plan may be continued after you attain age 70 1/2. Rollover contributions and transfers may be made at any time, including after you reach age 70 1/2.

  5. AMOUNT OF CONTRIBUTION. You may make annual regular contributions to an IRA in any amount up to 100% of your compensation for the year or $2,000, whichever is less. Qualifying rollover contributions and transfers are not subject to this limitation. In addition, if you are married and file a joint return, you may make contributions to your spouse's IRA. However, the maximum amount contributed to both your own and to your spouse's IRA may not exceed 100% of your combined compensation or $4,000, whichever is less. Moreover, the annual contribution to either your account or your spouse's account may not exceed $2,000. Note that a different rule for spousal IRAs applied for tax years beginning before January 1, 1997. If you (or your spouse) have more than one IRA, contributions to all of your IRAs are aggregated for purposes of the annual limits; the annual dollar limit is for all contributions you and your spouse make in a year to all of your IRAs.

  6. ROLLOVERS AND TRANSFERS. You are allowed to "rollover" a distribution or transfer your assets from one individual retirement account to another without any tax liability. Rollovers between IRAs may be made once per year and must be accomplished within 60 days after the distribution. Also, under certain conditions, you may rollover (tax free) all or a portion of a distribution received from a qualified plan or tax-sheltered annuity in which you participate or in which your deceased spouse participated. However, strict limitations apply to such rollovers, and you should seek competent advice in order to comply with all of the rules governing rollovers.

  Most distributions from qualified retirement plans will be subject to a 20% income tax withholding requirement. The 20% withholding can be avoided by directly transferring the amount of the distribution to an individual retirement account or to certain other types of retirement plans. You should receive more information regarding these new withholding rules and whether your distribution can be transferred to an IRA from the plan administrator prior to receiving your distribution.

  7. TAX DEDUCTIBILITY OF ANNUAL CONTRIBUTIONS. Although you may make an IRA contribution within the limitations described above, all or a portion of your contribution may be nondeductible. No deduction is allowed for a rollover contribution or transfer. If you are not married and are not an "active participant" in an employer-sponsored retirement plan, you may make a fully deductible IRA contribution in any amount up to $2,000 or 100% of your compensation for the year, whichever is less. The same limits apply if you are married and file a joint return with your spouse and neither you nor your spouse is an "active participant" in an employer-sponsored retirement plan.

  An employer-sponsored retirement plan includes any of the following types of retirement plans:

   - a qualified pension, profit sharing, or stock bonus plan established in accordance with Internal Revenue Code (IRC) 401(a) or 401(k),
   -  SEP Plan (IRC 408(k)),
   -  a deferred compensation plan maintained by a governmental unit or agency,
   - tax sheltered annuities and custodial accounts (IRC 403(b) and 403(b)(7)),
   -  a qualified annuity plan under IRC Section 403(a).

  Generally, you are considered an "active participant" in a defined contribution plan if an employer contribution or forfeiture was credited to your account during the year. You are considered an "active participant" in a defined benefit plan if you are eligible to participate in a plan, even though you elect not to participate. You are also treated as an "active participant" if you make a voluntary or mandatory contribution to any type of plan, even if your employer makes no contribution to the plan. If you receive a W-2 from your employer and you are an active participant in the employer's plan, that box should be checked on your W-2 form.

  If you (or your spouse, if filing a joint tax return) are an active participant in an employer-sponsored retirement plan, your IRA contribution is fully deductible if your adjusted gross income (or combined income if you file a joint tax return) does not exceed certain limits. For this purpose, your adjusted gross income (1) is determined without regard to the exclusions from income arising under Section 135 (exclusion of certain savings bond interest), 137 (exclusion of certain employer provided adoption expenses) and 911 (certain exclusions applicable to U.S. citizens or residents living abroad) of the Code;
(2) is not reduced for any deduction that you may be entitled to for IRA contributions; and (3) takes into account the passive loss limitations under
Section 469 of the Code and any taxable benefits under the Social Security Act and Railroad Retirement Act as determined in accordance with Section 86 of the Code.

  If you (or your spouse, if filing a joint tax return) are covered by an employer-sponsored retirement plan, the deduction for your IRA contribution is reduced proportionately for adjusted gross income which exceeds the applicable dollar amount. The applicable dollar amount for an individual is $25,000 and $40,000 for married couples filing a joint tax return. The applicable dollar limit for married individuals filing separate returns is $0. If your adjusted gross income exceeds the applicable dollar amount by $10,000 or less, you may make a deductible IRA contribution. The deductible amount, however, will be less than $2,000.

  To determine the amount of your deductible contribution, use the following calculations:

  1)  Subtract the applicable dollar amount from your adjusted gross income.
If the result is $10,000 or more, you can only make a nondeductible contribution to your IRA.

  2) Divide the above figure by $10,000, and multiply that percentage by $2,000.

  3) Subtract the dollar amount (result from #2 above) from $2,000 to determine the amount which is deductible.

  If the deduction limit is not a multiple of $10 then it should be rounded up to the next $10. There is a $200 minimum floor on the deduction limit if your adjusted gross income does not exceed $35,000 (for a single taxpayer), $50,000 (for married taxpayers filing jointly) or $10,000 (for a married taxpayer filing separately).

  Even if your income exceeds the limits described above, you may make a contribution to your IRA up to the contribution limitations described in Section 5 above. To the extent that your contribution exceeds the deductible limits, it will be nondeductible. However, earnings on all IRA contributions are tax deferred until distribution.

  8. EXCESS CONTRIBUTIONS. Contributions which exceed the allowable maximum for federal income tax purposes are treated as excess contributions. A nondeductible penalty tax of 6% of the excess amount contributed will be added to your income tax for each year in which the excess contribution remains in your account.

  9. CORRECTION OF EXCESS CONTRIBUTION. If you make a contribution in excess of your allowable maximum, you may correct the excess contribution and avoid the 6% penalty tax for that year by withdrawing the excess contribution and its earnings on or before the date, including extensions, for filing your tax return for the tax year for which the contribution was made. Any earnings on the withdrawn excess contribution will be taxable in the year the excess contribution was made and may be subject to a 10% early distribution penalty tax if you are under age 59 1/2. In addition, in certain cases an excess contribution may be withdrawn after the time for filing your tax return. Finally, excess contributions for one year may be carried forward and applied against the contribution limitation in succeeding years.

  10. SIMPLIFIED EMPLOYEE PENSION PLAN. An IRA may also be used in connection with a SEP Plan established by your employer (or by you if you are self-employed). Your employer (or you if self-employed) may contribute to the IRA of each eligible participant up to a maximum of 15% of compensation or $30,000, whichever is less. If your SEP Plan is in effect on December 31, 1996 and permits salary reduction contributions, you may also elect to have your employer make salary reduction contributions of up to $9,500 per year. The $9,500 limit applies for 1997 and is adjusted periodically for cost of living increases. Certain lower limits may apply for highly compensated participants. In any event, the combination of your employer's contributions and your salary reduction contributions (if your SEP Plan is eligible) may not exceed the lesser of 15% of compensation or $30,000. A number of special rules apply to SEP-IRA, including a requirement that contributions be made on behalf of all employees of the employer who satisfy certain minimum participation requirements. It is your responsibility and that of your employer to see that contributions in excess of normal IRA limits are made under and in accordance with a valid SEP Plan.

  11. FORM OF DISTRIBUTIONS. Distributions may be made in any one of three methods:

   (a)  a lump-sum distribution,
   (b) installments over a period not extending beyond your life expectancy (as determined by actuarial tables), or
   (c) installments over a period not extending beyond the joint life expectancy of you and your designated beneficiary (as determined by actuarial tables).

  You may also use your account balance to purchase an annuity contract, in which case your custodial account will terminate.

  12. LATEST TIME TO WITHDRAW. You must begin receiving the assets in your account no later than April 1 following the calendar year in which you reach age 70 1/2 (your "required beginning date"). In general, the minimum amount that must be distributed each year is equal to the amount obtained by dividing the balance in your IRA on the last day of the prior year (or the last day of the year prior to the year in which you attain age 70 1/2) by your life expectancy, the joint life expectancy of you and your beneficiary, or the specified payment term, whichever is applicable. A federal tax penalty may be imposed against you if the required minimum distribution is not made for the year you reach age 70 1/2 and for each year thereafter. The penalty is equal to 50% of the amount by which the actual distribution is less than the required minimum.

  Unless you or your spouse elects otherwise, your life expectancy and/or the life expectancy of your spouse will be recalculated annually. An election not to recalculate life expectancy(ies) is irrevocable and will apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

  If you have two or more IRAs, you may satisfy the minimum distribution requirements by receiving a distribution from one of your IRAs in an amount sufficient to satisfy the minimum distribution requirements for your other IRAs. You must still calculate the required minimum distribution separately for each IRA, but then such amounts may be totalled and the total distribution taken from one or more of your individual IRAs.

  Distribution from your IRA must satisfy the special "incidental death benefit" rules of the Internal Revenue Code. These provisions set forth certain limitations on the joint life expectancy of you and your beneficiary. If your beneficiary is not your spouse, your beneficiary will be generally considered to be no more than 10 years younger than you for the purpose of calculating the minimum amount that must be distributed.

  13. DISTRIBUTION OF ACCOUNT ASSETS AFTER DEATH. If you die before receiving the balance of your account, distribution of your remaining account balance is subject to several special rules. If you die on or after your required beginning date, distribution must continue in a method at least as rapid as under the method of distribution in effect at your death. If you die before your required beginning date, your remaining interest will, at the election of your beneficiary or beneficiaries, (i) be distributed by December 31 of the year in which occurs the fifth anniversary of your death, or (ii) commence to be distributed by December 31 of the year following your death over a period not exceeding the life or life expectancy of your designated beneficiary or beneficiaries.

  Two additional distribution options are available if your spouse is the beneficiary: (i) payments to your spouse may commence as late as December 31 of the year you would have attained age 70 1/2 and be distributed over a period not exceeding the life or life expectancy of your spouse, or (ii) your spouse can simply elect to treat your IRA as his or her own, in which case distributions will be required to commence by April 1 following the calendar year in which your spouse attains age 70 1/2.

  14. TAX TREATMENT OF DISTRIBUTIONS. Amounts distributed to you are generally includable in your gross income in the taxable year you receive them and are taxable as ordinary income. To the extent, however, that any part of a distribution constitutes a return of your nondeductible contributions, it will not be included in your income. The amount of any distribution excludable from income is the portion that bears the same ratio as your aggregate nondeductible contributions bear to the balance of your IRA at the end of the year (calculated after adding back distributions during the year). For this purpose, all of your IRAs are treated as single IRA. Furthermore, all distributions from an IRA during a taxable year are to be treated as one distribution. The aggregate amount of distributions excludable from income for all years cannot exceed the aggregate nondeductible contributions for all calendar years.

  No distribution to you or anyone else from your account can qualify for capital gains treatment under the federal income tax laws. Similarly, you are not entitled to the special five- or ten-year averaging rule for lump-sum distributions available to persons receiving distributions from certain other types of retirement plans. All distributions are taxed to the recipient as ordinary income except the portion of a distribution which represents a return of nondeductible contributions. The tax on excess distributions under Section 4980A of the Code does not apply with respect to distributions made in 1997, 1998 and 1999. However, the additional estate tax payable with respect to excess accumulations continues to apply during this period.

  Any distribution which is properly rolled over will not be includable in your gross income.

  15. EARLY DISTRIBUTIONS. Distributions from your IRA made before age 59 1/2 will be subject to a 10% nondeductible penalty tax unless the distribution is a return of nondeductible contributions or is made because of your death, disability, as part of a series of substantially equal periodic payments over your life expectancy or the joint life expectancy of you and your beneficiary, or the distribution is made for medical expenses in excess of 7.5% of adjusted gross income, is made for reimbursement of medical premiums while you are unemployed, or is an exempt withdrawal of an excess contribution. The penalty tax may also be avoided if the distribution is rolled over to another individual retirement account.

  16. QUALIFICATION OF PLAN. Your IRA Plan has been approved as to form by the Internal Revenue Service. The Internal Revenue Service approval is a determination only as to the form of the Plan and does not represent a determination of the merits of the Plan as adopted by you. You may obtain further information with respect to your Individual Retirement Account from any district office of the Internal Revenue Service.

  17. PROHIBITED TRANSACTIONS. If you or certain members of your family engage in a "prohibited transaction," as defined in Section 4975 of the Internal Revenue Code, your account will be disqualified, and the entire balance in your account will be treated as if distributed to you and will be taxable to you as ordinary income. Examples of prohibited transactions are:

  (a) the sale, exchange, or leasing of any property between you and your account,
  (b) the lending of money or other extensions of credit between you and your account,
  (c) the furnishing of goods, services, or facilities between you and your account.

  If you are under age 59 1/2, you may also be subject to the 10% penalty tax on early distributions.

  18. PENALTY FOR PLEDGING ACCOUNT. If you use (pledge) all or part of your IRA as security for a loan, then the portion so pledged will be treated as if distributed to you and will be taxable to you as ordinary income during the year in which you make such pledge. The 10% penalty tax on early distributions may also apply.

  19. REPORTING FOR TAX PURPOSES. Deductible contributions to your IRA may be claimed as a deduction on your IRS Form 1040 for the taxable year contributed. If any nondeductible contributions are made by you during a tax year, such amounts must be reported on Form 8606 which should be attached to your Federal Income Tax Return for the year contributed if you file a tax return for that year. If you do not file a return for that year, Form 8606 is still required to be filed. If you report a nondeductible contribution to your IRA and do not make the contribution, you will be subject to a $100 penalty for each overstatement unless a reasonable cause is shown for not contributing. Other reporting will be required by you in the event that special taxes or penalties described herein are due. You must also file Treasury Form 5329 with the IRS for each taxable year in which the contribution limits are exceeded, a premature distribution takes place, or less than the required minimum amount is distributed from your IRA.

  20. ALLOCATION OF EARNINGS. The method of computing and allocating annual earnings is set forth in Article VIII, Section 1 of the Individual Retirement Account Custodial Agreement. The growth in value of your IRA is neither guaranteed or projected.

  21. INCOME TAX WITHHOLDING. You must indicate on distribution requests whether or not federal income taxes should be withheld. Redemption requests not indicating an election not to have federal income tax withheld will be subject to withholding.

  22. OTHER INFORMATION. Information about the shares of each mutual fund available for investment by your IRA must be furnished to you in the form of a prospectus governed by rules of the Securities and Exchange Commission. Please refer to the prospectus for detailed information concerning your mutual fund.

You may obtain further information concerning IRAs from any District Office of the Internal Revenue Service.

  Fees and other expenses of maintaining your account may be charged to you or your account. The Custodian's current fee schedule is included on the following page.

                                SHAREHOLDER FEES
                             (CHARGED TO INVESTORS)

                                                      DEFINED CONTRIBUTION,
                                                        403(B)(7), 401(K)
                                       IRA ACCOUNTS       PLAN ACCOUNTS
                                       ------------    --------------------

 1.  QUALIFIED PLAN FEES

     Annual maintenance fee per account
     (cap at $25.00 per SSN)              $12.50               $12.50

     Transfer to successor trustee         15.00                15.00

     Distribution to a participant
     (exclusive of systematic
     withdrawal plans)                     15.00                15.00
     Refund of excess contribution         15.00                15.00


                                                       AMOUNT
                                                       ------
 2. Additional Shareholder Fees

    Any outgoing wire                                 $10.00

    Telephone exchange                                  5.00

    Return check fee                                   20.00

    Stop payment fee
    (liquidation, dividend, and draft check)           20.00

    Research fee per item
    (for requested items of the second
    calendar year [or previous] to the
    request; cap at $25.00)                             5.00



             THESE FEES ARE SUBJECT TO CHANGE UPON NOTIFICATION BY
                FIRSTAR TRUST COMPANY TO THE MUTUAL FUND CLIENT.




KEELEY SMALL CAP VALUE FUND, INC.
IRA APPLICATION
Mail To:  KEELEY Small Cap Value Fund, Inc.    Overnight Express Mail To:   KEELEY Small Cap Value Fund, Inc.
          C/O Firstar Trust Company                                         C/O Firstar Trust Company
          Mutual Fund Services                                              Mutual Fund Services
          P.O. Box 701                                                      615 E. Michigan St., 3rd Floor
          Milwaukee, WI 53201-0701                                          Milwaukee, WI 53202-5207


Please use this form only for registration of a new IRA or SEP-IRA account. To obtain additional forms or for help in completing this application please call 1-800-338-1579.

A.  REGISTRATION
Name (First)                           (Initial)       (Last)
            ----------------------------         -------      ----------------------------------
Social Security Number              Birthdate (Mo/Day/Yr) (Must be of legal age)
                      -------------                                             ----------------

B.  MAILING ADDRESS
Address
       -----------------------------------------------------------------------------------------
City/State/Zip
              ----------------------------------------------------------------------------------

Daytime Phone Number                       Evening Phone Number
                    -----------------------                    ----------------------
( ) Duplicate Confirmation to:
    Name (First)                            (Initial)       (Last)
                ----------------------------         -------      ------------------------------
    Address
            ------------------------------------------------------------------------------------
    City/State/Zip
                   -----------------------------------------------------------------------------

C.  BENEFICIARY DESIGNATION (Optional*)

Name (First)                            (Initial)       (Last)
            ----------------------------         -------      ----------------------------------
Social Security Number              Birthdate (Mo/Day/Yr) (Must be of legal age)
                      -------------                                             ----------------
Relationship
            ------------------------------------------------------------------------------------
Address
        ----------------------------------------------------------------------------------------
City/State/Zip
              ----------------------------------------------------------------------------------
Daytime Phone Number                       Evening Phone Number
                    --------------------                       ----------------------

D.  TYPE OF IRA (Please select only one of the following account types.)
( ) Individual Retirement Account ($2,000 maximum).
( ) Spousal IRA Account for non-income earning spouse. ($2,000) One application must be completed for each individual.
( ) Rollover IRA. (No minimum)
( ) SEP-IRA. (IRS Form 5305-SEP is required with your application.) One application for each employee.

E.  TYPE OF CONTRIBUTION (Please select one of the following types  of contributions.)
( ) Yearly Contribution for Tax Year           (If prior year, must be mailed on or before April 15th.)
                                     ----------
( ) Transfer (Assets are a direct transfer from previous Custodian). Please attach transfer form.
( ) Rollover (You had physical receipt of assets for less than 60 days) from previous IRA.
( ) Direct Rollover of Assets from your employer-sponsored plan (you did not have receipt of assets). Please indicate previous account type:
    ( ) Corporate  ( ) Pension Plan  ( ) Profit Sharing Plan  ( ) 401(k)  ( ) 403(b)  ( ) Other (please specify)-----------------

F.  YOUR INVESTMENT INSTRUCTIONS
Fill in the amount to be invested in each Fund. (Minimum investment is $100 for the Portico Money Market Funds;
no minimum for the KEELEY Small Cap Value Fund.)
                                                       Amount
( ) KEELEY Small Cap Value Fund                  $
                                                  -----------------
( ) Portico Money Market Fund                    $
                                                  -----------------

                                            (Please remember to sign the reverse side.)
                                                                                                                      -over-


G.  TELEPHONE EXCHANGE PRIVILEGE* (Optional)
( ) Check this box to allow telephone exchanges between identically registered KEELEY Small Cap Value Fund and Portico Money
    Market Fund accounts. A $250 minimum applies to exchanges.
    *A $5 fee will be applied to any Telephone Exchange.

H.  RIGHTS OF ACCUMULATION
( ) I or my spouse currently have the following account(s) which may make me eligible for sales charge discounts through Rights of
    Accumulation as described in the Prospectus.

    Account Number                   Account Number
                   ----------------                 ----------------


I.  ACKNOWLEDGEMENT AND SIGNATURE
I adopt the KEELEY Small Cap Value Fund IRA, appointing Firstar Trust Company to act as Custodian and to perform administrative services specified in the IRA Custodial Agreement. I have received and read the Prospectus for the Fund(s) in which I am making my contribution, and have read and understand the IRA Custodial Agreement and Disclosure Statement. I certify under penalties of perjury that my Social Security Number (above) is correct and that I am of legal age. If I am opening this IRA with a distribution from an employer-sponsored retirement plan or another individual retirement account, I certify that the distribution qualifies as a rollover contribution. I understand that the Custodian will charge fees that are shown in the disclosure statement and they may be separately billed or collected by redeeming sufficient shares from each portfolio account balance. I will supply the Internal
Revenue Service with information as to any taxable year as required.

I have read, accept and incorporate the Custodial Agreement herein, by reference. I appoint Firstar Trust Company or its successors, as Custodian of the account(s).

J.  ACCEPTANCE
Custodian Authorization: Firstar Trust Company hereby accepts its appointment as Custodian of the above IRA account and upon receipt of assets, will deposit such assets in a KEELEY Small Cap Value Fund IRA or a Portico Money Market IRA on behalf of the Depositor authorizing this transfer or direct rollover.

                                                       FIRSTAR TRUST COMPANY

  --------------------------------------------------------------------------------------------------------------------------------

K.  DEALER INFORMATION (Please be sure to complete representative's first name and middle initial.)

Dealer Name
           ------------------------------------------------------------------------------------------

DEALER MAIN OFFICE
Address
       ----------------------------------------------------------------------------------------------
City/State/Zip
              ---------------------------------------------------------------------------------------
Telephone Number
                -------------------------------------------------------------------------------------

Representative Name (Last)                             (First)                       (Initial)
                          ----------------------------        ----------------------          -------

REPRESENTATIVE BRANCH OFFICE
Address
       ----------------------------------------------------------------------------------------------
City/State/Zip
              ---------------------------------------------------------------------------------------
Telephone Number                       Rep's A.E. Number
                --------------------                     ---------------------

                                                                                                                        1/97


KEELEY SMALL CAP VALUE FUND, INC.
IRA TRANSFER FORM
Mail To:  KEELEY Small Cap Value Fund, Inc.    Overnight Express Mail To:   KEELEY Small Cap Value Fund, Inc.
          C/O Firstar Trust Company                                         C/O Firstar Trust Company
          Mutual Fund Services                                              Mutual Fund Services
          P.O. Box 701                                                      615 E. Michigan St., 3rd Floor
          Milwaukee, WI 53201-0701                                          Milwaukee, WI 53202-5207

Important phone number for the KEELEY Small Cap Value Fund: for fund information, prices and literature 1-800-338-1579.

A.  INSTRUCTION
Use this form when transferring funds from an existing IRA to a KEELEY Small Cap Value Fund IRA.
If you are establishing a new account, you must also fill out a KEELEY Small Cap Value Fund IRA Application.

INVESTORS ARE REMINDED THAT:
 . Your current custodian/trustee may require that you obtain a signature guarantee to process this transfer.
 . A signature guarantee may be obtained by a domestic commercial bank, trust company, a member firm of a national securities exchange, or a savings and loan association. A signature guarantee by a notary public will NOT be accepted.

B.  INVESTOR INFORMATION
Name (First)                            (Initial)       (Last)
            ----------------------------         -------      ----------------------------------
Social Security Number
                      --------------------------------------------------------------------------
Address
       -----------------------------------------------------------------------------------------
City/State/Zip
              ----------------------------------------------------------------------------------
Daytime Phone Number                              Evening Phone Number
                    -----------------------------                     --------------------------

C.  PLEASE TRANSFER MY IRA FROM:
Name of current Custodian (bank, savings and loan, mutual fund, etc.)
                                                                     ---------------------------
Address
       -----------------------------------------------------------------------------------------
City/State/Zip
              ----------------------------------------------------------------------------------
Account Number or Certificate of Deposit (CD)*                               *Transfer:  ( ) Immediately   ( ) At maturity
                                              -----------------------------
Maturity Date (if applicable)
                             -------------------------------------------------------------------

D.  PLEASE CHECK ONE:
( )  Invest in my existing KEELEY Small Cap Value Fund IRA, account number
( )  Open a new*  ( ) IRA  ( ) SEP-IRA.
     ( ) KEELEY Small Cap Value Fund   ( ) Portico Money Market Fund
     *If you are opening a new account, this form must be accompanied by a completed IRA Application.

E.  SIGNATURE  (Exactly as registered.)
To current Custodian:

Please consider this your authority to sell  ( ) all of my assets  ( ) $       of my assets in the account identified in Section C
                                                                         -----
above and prepare a check to KEELEY Small Cap Value Fund. It is my intention to transfer these assets to the above-named fund(s) for which Firstar Trust Company acts as Custodian.

Please send the check representing the assets, along with a copy of this form to the address below. Send check to:
     Firstar Trust Company
     P.O. Box 701
     Milwaukee, WI 53201-0701

I certify that I have received and read the prospectus for the Fund(s) into which I am transferring my IRA. Thank you for your prompt handling.

Your Signature                                                       Date
              ---------------------------------------------------         -------------------------
Signature Guarantee (if required by current Custodian)
                                                      ---------------------------------------------

F.  ACCEPTANCE
Custodian Authorization: Firstar Trust Company hereby accepts its appointment as Custodian of the above IRA account and upon receipt of assets, will deposit such assets in a KEELEY Small Cap Value Fund IRA or a Portico Money Market IRA on behalf of the Depositor authorizing this transfer or direct rollover.

                                                       FIRSTAR TRUST COMPANY
                                                                                                                        1/97






                                                                   EXHIBIT 15

                                 DISTRIBUTION PLAN

     WHEREAS, KEELEY Small Cap Value Fund (the "Fund") is registered as an open-end management investment company under the Investment Company Act of 1940 (the "Act") and is authorized to issue shares of common stock; and

     WHEREAS, the Fund intends to engage Keeley Investment Corp. (the "Distributor"), a broker-dealer registered under the Securities Exchange Act of 1934, to distribute shares of the Fund and to render other related administrative services necessary for the operation of the Fund; and

     WHEREAS, the Board of Directors of the Fund has determined to adopt this Distribution Plan (the "Plan"), in accordance with the requirements of the Act, and has determined that there is a reasonable likelihood that the Plan will benefit the Fund and its stockholders;

     NOW THEREFORE, the Fund hereby adopts the Plan with respect to the Fund on the following terms and conditions:

     1. The Fund shall pay distribution expenses directly or shall reimburse the Distributor for costs and expenses incurred in connection with distributing and marketing shares of the Fund. Such distribution costs and expenses may include (i) advertising by radio, television, newspapers, magazine, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including fees calculated with reference to the average daily net asset value of shares held by stockholders who have a brokerage or other service relationships with the broker-dealer or institution receiving such fees, (iv) costs of printing prospectuses and other material to be given or sent to prospective investors, and (v) such other similar services as the Board of Directors of the Fund determines to be reasonably calculated to result in the sale of shares of the Fund.

          The Fund shall pay directly or shall reimburse the Distributor monthly for such costs, expenses or payments up to an annual limit of 0.25% of the Fund's average daily net assets. To the extent that such amount is not sufficient to reimburse the Distributor for all of such costs, the unreimbursed amount may be carried forward and paid in a subsequent year. However, any amount by which the total annual reimbursement of distribution costs and expenses for the Fund is less than the annual limit of 0.25% of the Fund's average daily net assets in any given year shall not be carried over or applied to the amount of distribution costs and expenses that may be reimbursed in a subsequent year. The Distributor also may receive and retain brokerage commissions with respect to portfolio transactions for the Fund to the extent not prohibited by the Act.

     2. The Fund shall pay all costs and expenses in connection with the implementation and operation of the Plan, including legal and accounting fees related thereto.

     3. The Plan shall not take effect until it has been approved by a vote of at least a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.

     4. The Plan shall not take effect until it has been approved, together with any related agreements and supplements, by votes of a majority of both (a) the Board of Directors of the Fund, and (b) those Directors of the Fund who are not "interested persons" (as defined in the Act) and have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Directors"), cast in person at a meeting (or meetings) called for the purpose of voting on the Plan and such related agreements.

     5. The Plan shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided for approval of the Plan in Paragraph 4.

     6. Any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement shall provide the Board of Directors of the Fund, and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     7. Any agreement related to the Plan shall be in writing and shall provide: (a) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Plan Directors or by vote of a majority of the outstanding voting securities of the Fund, on not more than 60 days' written notice to any other party to the agreement; and (b) that such agreement shall terminate automatically in the event of its "assignment" as defined in the Act.

     8. The Plan may be terminated any time without payment of any penalty, by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund.

     9. The Plan may be amended at any time with by the Board of Directors of the Fund, provided that (a) any amendment to increase materially the costs which the Fund may bear for distribution pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Fund, and (b) any material amendments of the terms of the Plan shall become effective only upon approval as provided in paragraph 4 hereof.

     10. While the Plan is in effect, the selection and nomination of Directors who are not "interested persons" (as defined in the Act) of the Fund shall be committed to the discretion of the Directors who are not interested persons of the Fund.

     11. The Fund shall preserve copies of the Plan and any related agreements and all reports made pursuant to paragraph 6 hereof, for a period of not less than six years from the date of the Plan, the agreements or of such report, as the case may be, the first two years of which shall be in any readily accessible place.

     12. The Fund shall have the right to suspend payments and accruals for payments under the Plan at any time and from time to time, if, in the opinion of management of the Fund, payments or accruals at any time are prohibited by or contrary to any provision of law, or any rules or regulations of the Securities and Exchange Commission or the National Association of Securities Dealers, Inc., or any other regulatory or self-regulatory organization having jurisdiction over the Fund, the Distributor or any person or entity involved in the sale or distribution of shares of the Fund.

     Dated as of September 8, 1993.





                                                                   EXHIBIT 16

                         KEELEY SMALL CAP VALUE FUND, INC.
                 SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                                    TOTAL RETURN


                  For the one year period ended September 30, 1996
             Total Return = (Ending Redeemable Value/Initial Value) - 1
                               Total return = 11.00%
                           11.00% = (1,109.97/1,000) - 1

          For the period from October 1, 1993 (commencement of operations)
                               to September 30, 1996
       Cumulative Total Return = (Ending Redeemable Value/Initial Value) - 1
                               Total return = 38.99%
                           38.99% = (1,389.85/1,000) - 1

                                                               1/n
          Total Return = (Ending Redeemable Value/Initial Value)       - 1
                               Total return = 11.60%

                                                 1/3
                         11.60% = (1,389.85/1,000)      - 1






                                                                   EXHIBIT 17

  [ARTICLE] 6
  [CIK] 0000906333
  [NAME] KEELEY SMALL CAP VALUE FUND, INC.

  [PERIOD-TYPE]                   12-MOS
  [FISCAL-YEAR-END]                          SEP-30-1996
  [PERIOD-START]                             OCT-01-1996
  [PERIOD-END]                               SEP-30-1996
  [INVESTMENTS-AT-COST]                        8,373,138
  [INVESTMENTS-AT-VALUE]                      10,848,205
  [RECEIVABLES]                                   13,081
  [ASSETS-OTHER]                                  19,255
  [OTHER-ITEMS-ASSETS]                                 0
  [TOTAL-ASSETS]                              10,880,541
  [PAYABLE-FOR-SECURITIES]                             0
  [SENIOR-LONG-TERM-DEBT]                              0
  [OTHER-ITEMS-LIABILITIES]                       65,237
  [TOTAL-LIABILITIES]                             65,237
  [SENIOR-EQUITY]                                      0
  [PAID-IN-CAPITAL-COMMON]                     7,949,171
  [SHARES-COMMON-STOCK]                          744,959
  [SHARES-COMMON-PRIOR]                          608,163
  [ACCUMULATED-NII-CURRENT]                            0
  [OVERDISTRIBUTION-NII]                               0
  [ACCUMULATED-NET-GAINS]                        391,066
  [OVERDISTRIBUTION-GAINS]                             0
  [ACCUM-APPREC-OR-DEPREC]                     2,475,067
  [NET-ASSETS]                                10,815,304
  [DIVIDEND-INCOME]                               66,953
  [INTEREST-INCOME]                               13,991
  [OTHER-INCOME]                                       0
  [EXPENSES-NET]                                 228,029
  [NET-INVESTMENT-INCOME]                      (147,085)
  [REALIZED-GAINS-CURRENT]                       451,325
  [APPREC-INCREASE-CURRENT]                    1,090,906
  [NET-CHANGE-FROM-OPS]                        1,395,146
  [EQUALIZATION]                                       0
  [DISTRIBUTIONS-OF-INCOME]                            0
  [DISTRIBUTIONS-OF-GAINS]                      (17,153)
  [DISTRIBUTIONS-OTHER]                                0
  [NUMBER-OF-SHARES-SOLD]                        194,103
  [NUMBER-OF-SHARES-REDEEMED]                     58,634
  [SHARES-REINVESTED]                              1,327
  [NET-CHANGE-IN-ASSETS]                       3,198,970
  [ACCUMULATED-NII-PRIOR]                              0
  [ACCUMULATED-GAINS-PRIOR]                            0
  [OVERDISTRIB-NII-PRIOR]                              0
  [OVERDIST-NET-GAINS-PRIOR]                           0
  [GROSS-ADVISORY-FEES]                           91,212
  [INTEREST-EXPENSE]                                   0
  [GROSS-EXPENSE]                                268,672
  [AVERAGE-NET-ASSETS]                         9,123,377
  [PER-SHARE-NAV-BEGIN]                            12.52
  [PER-SHARE-NII]                                 (0.19)
  [PER-SHARE-GAIN-APPREC]                           2.22
  [PER-SHARE-DIVIDEND]                                 0
  [PER-SHARE-DISTRIBUTIONS]                       (0.03)
  [RETURNS-OF-CAPITAL]                                 0
  [PER-SHARE-NAV-END]                              14.52
  [EXPENSE-RATIO]                                   2.50
  [AVG-DEBT-OUTSTANDING]                               0
  [AVG-DEBT-PER-SHARE]                                 0